PROSPECTUS

SEPARATE ACCOUNT THREE OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA


                                VENTURE PLUS SPVL


            A MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes Venture Plus SPVL, a modified single premium variable life insurance policy (the "Policy"). The Manufacturers Life Insurance Company of America (the "Company," "Manufacturers Life of America," "we" or "us") offers the Policy on both a single life and a survivorship basis.

Policy Value may accumulate on a fixed basis or vary with the investment performance of the sub-accounts of Manufacturers Life of America's Separate Account Three (the "Separate Account"). The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust and the corresponding statement of additional information, describe the investment objectives of the Portfolios in which you may invest net premiums. Other sub-accounts and Portfolios may be added in the future.

EXCEPT FOR CERTAIN POLICIES ISSUED IN EXCHANGE FOR A POLICY WHICH IS NOT A MODIFIED ENDOWMENT CONTRACT (A "MEC"), THE POLICY WILL BE TREATED AS A MEC FOR FEDERAL INCOME TAX PURPOSES. AS A RESULT, ANY LOAN, PARTIAL WITHDRAWAL, ASSIGNMENT, PLEDGE, LAPSE OR SURRENDER OF THE POLICY (OR ANY LOAN, PARTIAL WITHDRAWAL, ASSIGNMENT OR PLEDGE OF THE POLICY WITHIN TWO YEARS BEFORE THE POLICY BECOMES A MEC) MAY BE SUBJECT TO INCOME TAX AND A 10% PENALTY TAX.

PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the Commission.

Please read this prospectus carefully and keep it for future reference. It is valid only when accompanied by a current prospectus for the Trust.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               The Manufacturers Life Insurance Company of America
                            500 North Woodward Avenue
                        Bloomfield Hills, Michigan 48304


                THE DATE OF THIS PROSPECTUS IS SEPTEMBER 24, 1999

TABLE OF CONTENTS


POLICY SUMMARY....................................................................................................4
   General........................................................................................................4
   Death Benefits.................................................................................................4
   Premiums.......................................................................................................4
   Policy Value...................................................................................................4
   Policy Loans...................................................................................................4
   Surrender and Partial Withdrawals..............................................................................4
   Lapse and Reinstatement........................................................................................4
   Charges and Deductions.........................................................................................6
   Investment Options and Investment Advisers ....................................................................6
   Investment Management Fees and Expenses........................................................................6
   Table of Charges and Deductions................................................................................6
   Table of Investment Management Fees and Expenses...............................................................7
   Table of Investment Options and Investment Advisers............................................................9
GENERAL INFORMATION ABOUT MANUFACTURERS..........................................................................10
   Manufacturers Life of America.................................................................................10
   Separate Account Three........................................................................................10
   Manufacturers Investment Trust................................................................................10
ISSUING A POLICY.................................................................................................14
   Requirements..................................................................................................14
   Temporary Insurance Agreement.................................................................................15
   Right to Examine the Policy...................................................................................15
   Life Insurance Qualification..................................................................................15
DEATH BENEFITS...................................................................................................16
   Death Benefit ................................................................................................16
   Maturity Date.................................................................................................17
PREMIUM PAYMENTS.................................................................................................17
   Initial Premiums..............................................................................................17
   Subsequent Premiums...........................................................................................18
   Premium Allocation............................................................................................18
   Maximum Premium Limitation....................................................................................18
CHARGES AND DEDUCTIONS...........................................................................................18
   Premium Load..................................................................................................18
   Surrender Charges.............................................................................................19
   Monthly Charges...............................................................................................20
   Administration Charge.........................................................................................20
   Cost of Insurance Charge......................................................................................20
   Mortality and Expense Risks Charge............................................................................21
   Charges for Supplementary Benefits............................................................................21
   Charges for Transfers.........................................................................................21
   Reduction in Charges..........................................................................................21
SPECIAL PROVISIONS FOR EXCHANGES.................................................................................21
COMPANY TAX CONSIDERATIONS.......................................................................................22
POLICY VALUE.....................................................................................................22
   Determination of the Policy Value.............................................................................22
   Units and Unit Values.........................................................................................22
   Transfers of Policy Value.....................................................................................23
   Telephone Transfers...........................................................................................23
   Dollar Cost Averaging.........................................................................................23


   Asset Allocation Balancer Transfer............................................................................24
POLICY LOANS.....................................................................................................24
   Maximum Loanable Amount.......................................................................................24
   Effect of Policy Loan.........................................................................................24
   Interest Charged on Policy Loans..............................................................................24
   Loan Account..................................................................................................24
POLICY SURRENDER AND PARTIAL WITHDRAWALS.........................................................................26
   Policy Surrender..............................................................................................26
   Partial Withdrawals...........................................................................................26
LAPSE AND REINSTATEMENT..........................................................................................26
   Lapse.........................................................................................................26
   Reinstatement.................................................................................................27
   Termination...................................................................................................27
THE GENERAL ACCOUNT..............................................................................................27
   Fixed Account.................................................................................................28
OTHER PROVISIONS OF THE POLICY...................................................................................28
   Assignment of Rights..........................................................................................28
   Beneficiary...................................................................................................28
   Incontestability..............................................................................................28
   Misstatement of Age or Sex....................................................................................28
   Suicide Exclusion.............................................................................................29
   Supplementary Benefits........................................................................................29
TAX TREATMENT OF THE POLICY......................................................................................29
OTHER INFORMATION................................................................................................34
   Payment of Proceeds...........................................................................................34
   Reports to Policyowners.......................................................................................34
   Distribution of the Policies..................................................................................34
   Responsibilities of Manufacturers Life........................................................................35
   Voting Rights.................................................................................................35
   Substitution of Portfolio Shares..............................................................................35
   Records and Accounts..........................................................................................36
   State Regulations.............................................................................................36
   Litigation....................................................................................................36
   Independent Auditors..........................................................................................36
   Further Information...........................................................................................36
   Officers and Directors........................................................................................37
   Impact of Year 2000...........................................................................................39
APPENDIX A - DEFINITIONS.........................................................................................A1
APPENDIX B - SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS.....................B1
FINANCIAL STATEMENTS.............................................................................................F1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE IT WOULD NOT BE LAWFUL. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

POLICY SUMMARY

GENERAL
This Policy may be issued either as a modified single premium variable life insurance policy or as a modified single premium survivorship variable life insurance policy. We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy's provisions may vary in some states.

DEATH BENEFITS
The Policy provides a death benefit in the event of the death of the Life Insured. The death benefit is the FACE AMOUNT OF THE POLICY at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due).

PREMIUMS

The Policy permits the payment of a large initial premium. The initial premium may be 80%, 90% or 100% of the Guideline Single Premium (based on Face Amount). However, in the case of simplified underwriting, and in order to qualify for the Lapse Protection Benefit, 100% of the Guideline Single Premium is required. The minimum single premium is $25,000. Additional premiums will be accepted only under certain conditions as stated under "Premium Payments - Subsequent Premiums." Premiums will be allocated, according to your instructions and at the Company's discretion, to one or more of our general account (the "Fixed Account") and the sub-accounts of the Separate Account of the Company. You (the policyowner) may change your allocation instructions at any time. You may also transfer amounts among the accounts.


POLICY VALUE
The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.

POLICY LOANS
You may borrow an amount not to exceed 90% of your Policy's Net Cash Surrender Value. Loan interest at a rate of 6.00% is due on each Policy Anniversary. Preferred interest rates are also available in the case of loans on amounts that represent Earnings on the Policy. We will deduct all outstanding Policy Debt from proceeds payable at the insured's death, or upon surrender. Policy loans may have tax consequences. See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a loan from the Policy.

SURRENDER AND PARTIAL WITHDRAWALS
You may make a partial withdrawal of your Policy Value. A partial withdrawal will result in a reduction in the Face Amount of the Policy . A partial withdrawal may result in a surrender charge if made during the Surrender Charge Period.

You may surrender your Policy for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less the sum of (a) Surrender Charges, (b) outstanding Monthly Deductions due, and (c) Policy Debt.

See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a surrender of, or partial withdrawal from, the Policy.

LAPSE AND REINSTATEMENT
Unless the Lapse Protection Benefit is in effect, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A Policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value.

A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. However, in the case of a Survivorship Policy, the Policy may not be reinstated if any of the Life Insured have died since the Policy lapsed. We will require evidence of insurability along with a certain amount of premium as described under "Reinstatement."

See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a lapse and reinstatement of the Policy.

TAXATION OF POLICY BENEFITS

     Characterization of a Policy as a MEC.

Section 7702A of the Internal Revenue Code (the "Code") establishes a class of life insurance contracts designated as Modified Endowment Contracts ("MECs"), which applies to Policies entered into or materially changed after June 20, 1988. In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy paid up future benefits after the payment of seven level annual premiums (the "seven-pay test"). The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and the Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. In general, this Policy will constitute a MEC unless:

(1) it was received in exchange for another life insurance policy which was not a MEC,
(2) no premium payments (other than the exchanged policy) are paid into the Policy during the first seven Policy years, and
(3) the death benefit on the new Policy is not less than the death benefit on the exchanged policy.

If the death benefit on the new policy is less than the death benefit on the exchanged policy, the new policy may become a MEC if (1) the exchanged policy was, at the time of the exchange, subject to the MEC rules, (2) premiums payments had been made to the old policy after it had become subject to the MEC rules, and (3) the exchanged policy was in a seven-pay test period at the time of exchange or, in the case of a Survivorship Policy, the Policy was issued (or deemed issued) after September 13, 1989.

In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven Policy years.


     Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the Policy value exceeds the investment in the Policy. The amount of any loan (including unpaid interest thereon) under the Policy will be treated as a withdrawal from the Policy for tax purposes. In addition, if you assign or pledge any portion of the value of a Policy (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal from the Policy for tax purposes. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy which is a MEC, you should consult a qualified tax advisor.

     MEC Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made
(1) after you attain age 59 1/2, (2) because you have become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over your life or life (or the joint lives or life expectancies of you and your beneficiary, as defined in the tax law).


         For further information regarding the tax treatment of Policies that are MECs, see "Tax Treatment of the Policy - Tax Treatment of Policy Benefits."

CHARGES AND DEDUCTIONS
We assess certain charges and deductions in connection with the Policy. These include:

     - charges assessed monthly for mortality and expense risks, cost of insurance and administration expenses,
     -    charges deducted from premiums paid, and
     - charges assessed on surrender, lapse or withdrawal of Net Cash Surrender Value.

These charges are summarized in the Table of Charges and Deductions. Unless you otherwise specify and we allow, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risk charge will only be allocated among the Investment Accounts.

In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the Table of Investment Management Fees and Expenses.

INVESTMENT OPTIONS AND INVESTMENT ADVISERS
You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of our Separate Account Three. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust.

The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940.

The Trust also employs subadvisers. The Table of Investment Options and Investment Advisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

INVESTMENT MANAGEMENT FEES AND EXPENSES
The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses below. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.

TABLE OF CHARGES AND DEDUCTIONS
Surrender Charge

The total amount of the surrender charge is determined by multiplying the amount withdrawn or surrendered in excess of the free withdrawal amount by the applicable surrender charge percentage shown in the following table.


Policy Year        Surrender Charge

  1                   10.00%
  2                   9.00%
  3                   8.00%
  4                   7.00%
  5                   6.00%
  6                   5.00%
  7                   4.00%
  8                   3.00%
  9                   1.50%
  10+                   0%

If necessary, the Company will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the Policy so that the sum of all premium loads, the administration charges and surrender charge deducted (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.

Monthly Deductions:      -    A premium load of 0.030% of Policy Value is
                              deducted monthly (equivalent to 0.360% annually) for the first 10 Policy Years. If additional premium payments are made, the 0.030% premium load for a particular premium payment is deducted from the Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment. Approximately, 13% of the premium load is expected to cover acquisition and sales expenses, 20% federal taxes and 67% state taxes.

                         - An administration charge of $7.50 plus 0.010% monthly (equivalent to 0.12% annually).

                         -    The cost of insurance charge.


                         - Any additional charges for supplementary benefits, if applicable.

                         - A mortality and expense risks charge. This charge is calculated as a percentage of the value of the Investment Accounts and is assessed against the Investment Accounts. The charge varies by Policy Year as follows:

                                                       Guaranteed Monthly Mortality    Guaranteed Annual Mortality
                                 Policy Years            and Expense Risks Charge       and Expense Risks Charge
                         ---------------------------------------------------------------------------------------------------
                                    1-10                         0.075%                         0.900%
                                     10+                         0.025%                          0.30%


                         All of the above charges, except the mortality and expense risks charge, are deducted from the Net Policy Value.

Loan Charges:            A fixed loan interest  rate of 6.00%  annually.
                         Interest credited to amounts in the Loan Account is guaranteed not to be less than 4.00% at all times. The maximum loan amount is 90% of the Net Cash Surrender
                         Value.

Transfer Charge:         A charge of $25 per transfer for each transfer in
                         excess of 12 in a Policy Year.

TABLE OF INVESTMENT MANAGEMENT FEES AND EXPENSES

TRUST ANNUAL EXPENSES
(as a percentage of Trust average net assets)

                                                                                OTHER EXPENSES
                                                       MANAGEMENT               (AFTER EXPENSE             TOTAL TRUST
TRUST PORTFOLIO                                           FEES                  REIMBURSEMENT)**         ANNUAL EXPENSES
------------------------------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets................             0.850%                     0.360%                    1.210%
Science & Technology........................             1.100%                     0.110%                    1.210%
International Small Cap.....................             1.100%                     0.150%                    1.250%
Aggressive Growth+..........................             1.000%+                    0.090%                    1.090%
Emerging Small Company......................             1.050%                     0.050%                    1.100%
Small Company Blend*........................             1.050%                     0.150%*                   1.200%
Mid Cap Growth+.............................             0.950%+                    0.040%                    0.990%
Mid Cap Stock*..............................             0.925%                     0.000%*                   0.925%
Overseas....................................             0.950%                     0.210%                    1.160%
International Stock.........................             1.050%                     0.200%                    1.250%
International Value*........................             1.000%                     0.300%*                   1.300%

                                                                                OTHER EXPENSES
                                                       MANAGEMENT               (AFTER EXPENSE             TOTAL TRUST
TRUST PORTFOLIO                                           FEES                  REIMBURSEMENT)**         ANNUAL EXPENSES
------------------------------------------------------------------------------------------------------------------------------
Mid Cap Blend+..............................          0.850%+                    0.050%                    0.900%
Small Company Value.........................          1.050%                     0.180%                    1.230%
Global Equity...............................          0.900%                     0.110%                    1.010%
Growth......................................          0.850%                     0.050%                    0.900%
Large Cap Growth+...........................          0.875%+                    0.130%                    1.005%
Quantitative Equity.........................          0.700%                     0.060%                    0.760%
Blue Chip Growth+...........................          0.875%+                    0.045%                    0.920%
Real Estate Securities......................          0.700%                     0.060%                    0.760%
Value.......................................          0.800%                     0.050%                    0.850%
Growth & Income.............................          0.750%                     0.040%                    0.790%
U.S. Large Cap Value*.......................          0.875%                     0.100%*                   0.975%
Equity-Income+..............................          0.875%+                    0.050%                    0.925%
Income & Value+.............................          0.800%+                    0.090%                    0.890%
Balanced....................................          0.800%                     0.070%                    0.870%
High Yield..................................          0.775%                     0.065%                    0.840%
Strategic Bond..............................          0.775%                     0.075%                    0.850%
Global Bond.................................          0.800%                     0.110%                    0.910%
Total Return*...............................          0.775%                     0.100%*                   0.875%
Investment Quality Bond.....................          0.650%                     0.070%                    0.720%
Diversified Bond............................          0.750%                     0.140%                    0.890%
U.S. Government Securities..................          0.650%                     0.070%                    0.720%
Money Market................................          0.500%                     0.120%                    0.620%
Lifestyle Aggressive 1000#**................               0%                    1.110%**                  1.110%
Lifestyle Growth 820#**.....................               0%                    1.000%**                  1.000%
Lifestyle Balanced 640#**...................               0%                    0.920%**                  0.920%
Lifestyle Moderate 460#**...................               0%                    0.830%**                  0.830%
Lifestyle Conservative 280#**...............               0%                    0.720%**                  0.720%


+Management Fees for the portfolios listed below changed effective May 1, 1999. Prior to May 1, 1999, management fees were as follows:

         Aggressive Growth Trust            1.050%                Blue Chip Growth Trust         0.925%
         Mid Cap Growth Trust               1.000%                Equity-Income Trust            0.800%
         Mid Cap Blend Trust                0.750%                Income & Value Trust           0.750%
         Large Cap Growth Trust             0.750%

*Based on estimates of payments to be made during the current fiscal year.

**Reflects expenses of the Underlying Portfolios. MSS has voluntarily agreed to pay the expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios). This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be 0.02% higher, except for the Lifestyle Conservative 280 Trust, which would be 0.03% higher (based on expenses of the Lifestyle Trusts for the fiscal year ended December 31, 1998) as noted in the chart below:

                                                       MANAGEMENT                                          TOTAL TRUST
TRUST PORTFOLIO                                           FEES                OTHER EXPENSES             ANNUAL EXPENSES
--------------------------------------------- ------------------------- ---------------------------- -------------------------
Lifestyle Aggressive 1000...................               0%                    1.130%                      1.130%
Lifestyle Growth 820........................               0%                    1.020%                      1.020%
Lifestyle Balanced 640......................               0%                    0.940%                      0.940%
Lifestyle Moderate 460......................               0%                    0.850%                      0.850%
Lifestyle Conservative 280..................               0%                    0.750%                      0.750%

# Each Lifestyle Trust will bear its own pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle

Portfolio must also bear its own expenses. However, MSS is currently paying those expenses as described in footnote (**) above.

TABLE OF INVESTMENT OPTIONS AND INVESTMENT ADVISERS

     SUBADVISER                                             PORTFOLIO

     A I M Capital Management, Inc.                         Mid Cap Growth Trust
                                                            Aggressive Growth Trust

     AXA Rosenberg Investment Management LLC                Small Company Value Trust

     Capital Guardian Trust Company                         Small Company Blend Trust
                                                            U.S. Large Cap Value  Trust
                                                            Income & Value Trust
                                                            Diversified Bond Trust

     Fidelity Management Trust Company                      Mid Cap Blend Trust
                                                            Large Cap Growth Trust
                                                            Overseas Trust

     Founders Asset Management LLC                          International Small Cap Trust
                                                            Balanced Trust

     Franklin Advisers, Inc.                                Emerging Small Company Trust

     Manufacturers Adviser Corporation                      Pacific Rim Emerging Markets Trust
                                                            Quantitative Equity Trust
                                                            Real Estate Securities Trust
                                                            Money Market Trust
                                                            Lifestyle Trusts

     Miller Anderson & Sherrerd, LLP                        Value Trust
                                                            High Yield Trust

     Morgan Stanley Asset Management Inc.                   Global Equity Trust

     Pacific Investment Management Company                  Global Bond Trust
                                                            Total Return Trust

     Rowe Price-Fleming International, Inc.                 International Stock Trust

     Salomon Brothers Asset Management Inc                  U.S. Government Securities Trust
                                                            Strategic Bond Trust

     State Street Global Advisors                           Growth Trust

     T. Rowe Price Associates, Inc.                         Science & Technology Trust
                                                            Blue Chip Growth Trust
                                                            Equity-Income Trust

     Templeton Investment Counsel, Inc.                     International Value Trust

     Wellington Management Company, LLP                     Growth & Income Trust
                                                            Investment Quality Bond Trust
                                                            Mid Cap Stock Trust

Each of the Trust's Subadvisers, except Capital Guardian Trust Company, Fidelity Management Trust Company and State Street Global Advisors, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

GENERAL INFORMATION ABOUT MANUFACTURERS

MANUFACTURERS LIFE OF AMERICA

Manufacturers Life of America is a stock life insurance company organized under the laws of Pennsylvania on April 11, 1977 and redomesticated under the laws of Michigan on December 9, 1992. It is a licensed life insurance company in the District of Columbia and all states of the United States except New York. The ultimate parent of Manufacturers Life of America is Manulife Financial Corporation ("MFC"), a stock life insurance holding company based in Toronto, Canada. MFC owns 100% of the shares of The Manufacturers Life Insurance Company ("Manufacturers Life") a stock life insurance company based in Toronto, Canada. Manufacturers Life, and it's subsidiaries, including Manufacturers Life of America, together, constitute one of the largest life insurance companies in North America and rank among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life of America, Manufacturers Life, nor MFC guarantees the investment performance of the Separate Account.


RATINGS
Manufacturers Life and the Company have received the following ratings from independent rating agencies:

Standard and Poor's Insurance Ratings Service:                AA+ (for financial strength)
A.M. Best Company:                                            A++ (for financial strength)
Duff & Phelps Credit Rating Co.:                              AAA (for claims paying ability)
Moody's Investors Service, Inc.:                              Aa2 (for financial strength)

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned to the Company as a measure of the Company's ability to honor the death benefit but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

SEPARATE ACCOUNT THREE
The Company established its Separate Account Three (the "Separate Account") on August 22, 1986 as a separate account under Pennsylvania Law. Since December 9, 1992, it has been operated under Michigan Law. The Separate Account holds assets that are segregated from all of the Company's other assets. The Separate Account is currently used only to support variable life insurance policies.

ASSETS OF THE SEPARATE ACCOUNT
The Company is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of the Company. The Company will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable life insurance policies are general corporate obligations of the Company.

REGISTRATION
The Separate Account is registered with the Securities and Exchange Commission ("S.E.C.") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the S.E.C. of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of the Company.

MANUFACTURERS INVESTMENT TRUST
Each sub-account of the Separate Account will purchase shares only of a particular Portfolio. The Trust is registered under the 1940 Act as an open-end management investment company. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for the Company to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

The Trust shares are issued to fund benefits under both variable annuity policies and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. The Company may also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS
The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

ELIGIBLE PORTFOLIOS
The Portfolios of Manufacturers Investment Trust available under the Policies are as follows:

The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital. Current income is incidental to the portfolio's objective.

The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

The AGGRESSIVE GROWTH TRUST (formerly, the Pilgrim Baxter Growth Trust) seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

The EMERGING SMALL COMPANY TRUST (formerly, the Emerging Growth Trust) seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of small capitalization ("small cap") growth companies. In general, companies in which the portfolio invests will have market cap values of less than $1.5 billion at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization between $50 million and $1 billion.

The MID CAP GROWTH TRUST (formerly, the Small/Mid Cap Trust) seeks long-term capital appreciation by investing the portfolio's assets principally in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of companies with market capitalizations that approximately match the range of capitalization of the Wilshire Mid Cap 750 Index.

The OVERSEAS TRUST (formerly, the International Growth & Income Trust) seeks growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs). The portfolio expects to invest primarily in equity securities.

The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.

The MID CAP BLEND TRUST (formerly, the Equity Trust) seeks growth of capital by investing primarily in common stocks of United States issuers and securities convertible into or carrying the right to buy common stocks.

The SMALL COMPANY VALUE TRUST seeks long term growth of capital by investing in equity securities of smaller companies which are traded principally in the markets of the United States.

The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing primarily in equity securities throughout the world, including U.S. issuers and emerging markets.

The GROWTH TRUST seeks long-term growth of capital by investing primarily in large capitalization growth securities (market capitalization of approximately $1 billion or greater).

The LARGE CAP GROWTH TRUST (formerly, the Aggressive Asset Allocation Trust) seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in equity securities of companies with large market capitalizations.

The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) and many of the stocks in the portfolio are expected to pay dividends.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities.

The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of United States issuers which the subadviser believes are of high quality.

The U.S. LARGE CAP VALUE TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST (formerly, the Moderate Asset Allocation Trust) seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed-income securities.

The BALANCED TRUST seeks current income and capital appreciation by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities.

The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed-income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The GLOBAL BOND TRUST (formerly, the Global Government Bond Trust) seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on Pacific Investment Management Company's forecast for interest rates.

The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

The DIVERSIFIED BOND TRUST (formerly, the Conservative Asset Allocation Trust) seeks high total return consistent with the conservation of capital by investing at least 75% of the portfolio's assets in fixed-income securities.

The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by United States entities.

The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to high income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

ISSUING A POLICY

REQUIREMENTS
To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

Policies may be issued on a basis which does not distinguish between the insured's sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 20 through 90.

Under current underwriting rules, which are subject to change, proposed insureds are eligible for simplified underwriting without a medical examination if (a) their application responses and initial payment meet simplified underwriting standards and (b) the initial premium is 100% of the Guideline Single Premium. Customary underwriting standards will apply to all other proposed insured. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the insured according to the following table. Simplified underwriting is not available for additional premium payments.

                  AGE*                SIMPLIFIED UNDERWRITING MAXIMUM
                                              INITIAL PAYMENT
                 20-29                            $30,000
                 30-39                            $60,000
                 40-49                           $100,000
                 50-74                           $150,000
                 75-90                           $100,000

*In the case of a Survivorship Policy, the youngest of the Life Insured.

Each Policy has a Policy Date, an Effective Date and an Issue Date (See "Definitions" in Appendix A).

The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Incontestability are measured.

If an application is accompanied by a check for the initial premium and the application is accepted:

(i) the Policy Date will be the date the application and check were received at the Service Office (unless a special Policy Date is requested (See "Backdating a Policy" below));

(ii) the Effective Date will be the date the Company's underwriters approve issuance of the Policy; and

(iii) the Issue Date will be the date the Company issues the Policy.

If an application accepted by the Company is not accompanied by a check for the initial premium:

(i) the Policy Date will be the date the Company issues the Policy (unless a special Policy Date is requested (See "Backdating a Policy" below);

(ii) the Effective Date will be the date the Service Office receives the initial premium; and

(iii) the Issue Date will be the date the Company issues the Policy.

The initial premium must be received within 60 days after the Policy Date. If the premium is not paid or if the application is rejected, the Policy will be canceled and any partial premiums paid will be returned to the applicant.

MINIMUM INITIAL FACE AMOUNT
The Company will generally issue a Policy only if it has a Face Amount that corresponds to an initial premium of at least $25,000.

BACKDATING A POLICY
Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated.

As of the Effective Date, the premiums paid plus interest credited, net of the premium charge (if any), will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.

TEMPORARY INSURANCE AGREEMENT
In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the Life Insured meets the Company's usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional risk rating assigned to it.

RIGHT TO EXAMINE THE POLICY
A Policy may be returned for a refund within 10 days after you received it. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy can be mailed or delivered to the Company's agent who sold it or to the Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, the Company will refund to the policyholder an amount equal to either:

(1)  the amount of all premiums paid or
(2)
     (a) the difference between payments made and amounts allocated to the Separate Account and the Fixed Account; plus
     (b) the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company; minus
     (c)  any partial withdrawals made and policy loans taken.

Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.

If a policyowner requests an increase in face amount, he or she will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. A policyowner may request a refund of all or any portion of premiums paid during the right to examine period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

The Company reserves the right to delay the refund of any premium paid by check until the check has cleared.

LIFE INSURANCE QUALIFICATION
A Policy must qualify as a life insurance policy for purposes of Section 7702 of the Code by satisfying the Guideline Premium Test.

GUIDELINE PREMIUM TEST
The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below).

Changes to the Policy may affect the maximum amount of premiums, such as:

     -    Change in Risk Classification
     -    Partial Withdrawals
     -    Addition or deletion of supplementary benefits

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit (as described below under "Death Benefit").

DEATH BENEFITS
If the Policy is in force at the time of the death of the Life Insured, the Company will pay an insurance benefit on receiving due proof of death. For a Survivorship Policy, due proof of death must be provided for each of the Life Insured although the insurance benefit is payable on the death of the last to die of the Life Insured. If the Life Insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.

The amount payable will be the death benefit, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment.

DEATH BENEFIT
The death benefit is the Face Amount of the Policy at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due). However, if the Maturity Advantage Option is elected and the policyowner elects not to transfer his Investment Account Value to the Fixed Account on the Maturity Date, then the Death Benefit will be equal to the Policy Value at the date of the Life Insured's death.

MINIMUM DEATH BENEFIT
The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured in the case of a Single Life Policy (or the youngest of the Life Insured in the case of a Survivorship Policy). The Minimum Death Benefit Percentages are set forth in the Policy.

Therefore, the death benefit will always be at least equal to the Face Amount of the Policy. However, if there is a sufficient increase in Policy Value such that the Policy Value times the applicable Minimum Death Benefit Percentage is greater than the Face Amount, the death benefit will be greater than the Face Amount.

LAPSE PROTECTION BENEFIT
The Lapse Protection Benefit protects the Policy from going into default. As long as this benefit is in force and any outstanding Policy Debt is less than the Cash Surrender Value, the Policy will not go into default.

The Lapse Protection Benefit applies to a Policy only if the initial premium paid is 100% of the Guideline Single Premium for the Face Amount of the Policy. As a result, if you pay less than 100% of the Guideline Single Premium, then you may be required to pay additional premiums in the future in order to prevent your Policy from lapsing.

Except as noted below, the Lapse Protection Benefit terminates on the Maturity Date of the Policy unless the Maturity Advantage Option has been elected and the policyowner's existing Investment Account Value is transferred to the Fixed Account on the Maturity Date.

In the State of Florida, the Lapse Protection Benefit is in effect for the following time periods which vary depending on the Age of the Life Insured at issuance of the Policy.

     AGE OF LIFE INSURED              LAPSE PROTECTION PERIOD
     AT ISSUANCE OF THE POLICY              (IN YEARS)

     20-50                                      20
     51-55                                      19
     56-60                                      18
     61-65                                      16
     66-70                                      13
     71-75                                      10
     76 and above                                0

In the case of a Survivorship Policy, the Lapse Protection Period will be determined based on the older Life Insured's age at issuance of the Policy.


MATURITY DATE
Provided that the Policy is in force and the Life Insured is alive (or the last to die of the Life Insured in the case of a Survivorship Policy), the Company will pay the policyowner the Policy Value (less any outstanding Policy Debt) calculated as of the Maturity Date.

MATURITY ADVANTAGE OPTION
If the Life Insured is alive (or in the case of a Survivorship Policy, the last to die of the Life Insured is alive) on the Maturity Date, the policyowner may elect to continue the Policy. The Policyowner's written election to continue the Policy must be received at the Service Office prior to the Maturity Date. If this election is made, the Policy will continue in force subject to the following:

(a) unless the policyowner elects otherwise, any existing Investment Account Value will be transferred to the Fixed Account (If the Policyowner elects not to transfer the Investment Account Value, the death benefit will be equal to the Policy Value at the date of the Life Insured's death);
(b) no additional premium payments will be accepted although loan repayments will be accepted;
(c) no additional charges or deductions (as described under "Charges and Deductions") will be assessed;
(d)  interest on any Policy Debt will continue to accrue;
(e) the death benefit described above will be payable to the beneficiary upon receipt of due proof of death of the Life Insured.

The death benefit payable after the Maturity Date if the Maturity Advantage Option is elected is the greater of the Face Amount or the Minimum Death Benefit (as described above) less any Policy Debt due at the date of death.

If the Policy is continued after the Maturity Date, the Policy will go into default after the Maturity Date if the Policy Debt equals or exceeds the Policy Value. The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a payment of the loan interest which would then bring the Policy out of default. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

PREMIUM PAYMENTS

INITIAL PREMIUMS
The Policy permits the payment of a large initial premium and, subject to the restrictions described below, additional premiums. The minimum initial premium is $25,000. The policyowner may choose an initial premium that is 80%, 90% or 100% of the Guideline Single Premium (based on Face Amount selected by the policyowner). In the case of simplified underwriting, the initial premium must be 100% of the Guideline Single Premium for the Face Amount of the Policy.

The Lapse Protection Benefit applies to a Policy only if the initial premium paid is 100% of the Guideline Single Premum for the Face Amount of the Policy. As a result, if you pay less than 100% of the Guideline Single Premium, then you may be required to pay additional premiums in the future in order to prevent you Policy from lapsing. Therefore, prospective policyowners should discuss with their financial adviser the appropriate percentage of Guideline Single Premium for a given Face Amount.

No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

SUBSEQUENT PREMIUMS
After payment of the initial premium, additional premiums may be made subject to the following conditions:

(a) while there is an outstanding Policy Debt, any additional premium payment will be applied first to repay the loan;
(b) Face Amount increases are not permitted in connection with additional premiums (Therefore, the total of all premiums paid for a Policy may not exceed 100% of the Guideline Single Premium for the Face Amount of the Policy);

(c) the Company may refuse or refund any premium payment (or any portion of such premium payment) that would cause the Policy to fail to qualify as life insurance under Section 7702 of the Code, and
(d) additional premiums may require evidence of insurability on the Life Insured satisfactory to the Company unless the additional premium is applied to repay a loan.

The Company will add additional premiums to Policy Value as of the Business Day it receives the additional premium at its Service Office unless evidence of insurability is required in which case the additional premium will be added to Policy Value as of the Business Day the Company's underwriters approve the additional premium.

PREMIUM ALLOCATION
On the later of the Effective Date or the Business Day a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions.

Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policyowner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office. A policyowner may also change premium allocation by telephone if he or she has a currently valid authorization form on file with the Company.

MAXIMUM PREMIUM LIMITATION
The Policy is issued under the Guideline Premium Test which requires that in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

CHARGES AND DEDUCTIONS

PREMIUM LOAD
A Premium Load of 0.030% of Policy Value is deducted monthly (equivalent to 0.360% annually) for the 10 Policy Years. If additional premium payments are made, the 0.030% premium load for a particular premium payment is deducted from the amount of Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment. For example, if:

-    the initial premium payment is $100,000,
-    an additional premium payment of $50,000 is made in Policy Year 7, and
- the Policy Value at the time the additional premium payment is made is $200,000 (including the additional premium payment),

then 0.030% will be deducted from 75% of Net Policy Value in Policy Years 7 through 10 and an additional 0.030% will be deducted from 25% of Net Policy Value in Policy Years 7 through 16.


Unless otherwise allowed by the Company and specified by the policyowner, the premium load will be allocated among the Investment Accounts and the Fixed Account in the Policy in the same proportion as the Policy Value in each bears to the Net Policy Value.

The premium load is designed to cover a portion of the Company's acquisition and sales expenses and federal and premium taxes.

SURRENDER CHARGES
During the Surrender Charge Period, the Company will deduct a Surrender Charge if:

     -    the Policy is surrendered for its Net Cash Surrender Value,
     -    a partial withdrawal is made (above the Free Withdrawal Amount), or
     -    the Policy terminates due to default.

The surrender charge, together with a portion of the premium load, is designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.

SURRENDER CHARGE CALCULATION
The Surrender Charge is determined by multiplying the amount withdrawn or surrendered in excess of the Free Withdrawal Amount by the applicable total Surrender Charge percentage shown in the table below.

Policy Year       Surrender Charge

  1                   10.00%
  2                   9.00%
  3                   8.00%
  4                   7.00%
  5                   6.00%
  6                   5.00%
  7                   4.00%
  8                   3.00%
  9                   1.50%
  10+                   0%

If necessary, we will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the Policy so that the sum of all premium loads, the administration charges and surrender charge deducted (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.

We will allocate the deduction of the Surrender Charge for a withdrawal to the Fixed Account and the Investment Accounts in the same proportion that the withdrawal from each account bears to the total withdrawal. If the withdrawal plus the Surrender Charge allocated to a particular account are greater than the value of that account, we will reduce the portion of the withdrawal allocated to that account. We will reduce the allocated portion so that the withdrawal plus the charge allocated to the account equals the value of the account. If the amount in all accounts is not sufficient to pay the Surrender Charge, we will reduce the amount of the withdrawal.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

FREE WITHDRAWAL AMOUNT
A portion of the Net Cash Surrender Value may be withdrawn without being subject to a Surrender Charge (the "Free Withdrawal Amount"). The Free Withdrawal Amount is the greater of 10% of the total premiums or 100% of Earnings. In determining what, if any, portion of a partial withdrawal is in excess of the Free Withdrawal Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.

MONTHLY CHARGES
On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the Policy until the Maturity Date. On and after the Maturity Date, if there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These charges consist of:

-    a Premium Load, if applicable;
-    an administration charge;
-    a charge for the cost of insurance;
-    a mortality and expense risks charge;
-    if applicable, a charge for any supplementary benefits added to the Policy.

Unless otherwise allowed by the Company and specified by the policyowner, the Monthly Deduction will be allocated among the Investment Accounts and the Fixed Account in the Policy in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risk charge will only be allocated among the Investment Accounts.

ADMINISTRATION CHARGE
This charge will be equal to $7.50 per Policy Month plus 0.010% of Net Policy Value deducted monthly (equivalent to .12% annually). The charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy.

COST OF INSURANCE CHARGE
The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month.

The net amount at risk is equal to (a) minus (b) where:

     (a) is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and
     (b)  is the Policy Value as of the first day of the Policy Month.

The rates for the cost of insurance are based upon the issue age, duration of coverage, sex, and Risk Classification of the Life Insured. For a Survivorship Policy, the rates are determined for each of the Life Insured on the basis described above and then are blended to produce a single cost of insurance rate.

Cost of insurance rates will generally increase with the age of the Life Insured. The first year cost of insurance rate is guaranteed.

The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Life Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct Mortality tables.

MORTALITY AND EXPENSE RISKS CHARGE
A monthly charge equal to a percentage of the value of the Investment Accounts is assessed against the Investment Accounts. This charge is to compensate the Company for the mortality and expense risks it assumes under the Policy. The mortality risks assumed are that the Life Insured may live for a shorter period of time than the Company estimated. The expense risks assumed are that expenses incurred in issuing and administering the Policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

The charge varies by Policy Year as follows:

                                             GUARANTEED MONTHLY MORTALITY                 EQUIVALENT ANNUAL
                                                        AND                             MORTALITY AND EXPENSE
              POLICY YEAR                        EXPENSE RISKS CHARGE                       RISKS CHARGE
----------------------------------------------------------------------------------------------------------------------
                 1-10                                   0.075%                                 0.900%
                  10+                                   0.025%                                 0.300%

CHARGES FOR SUPPLEMENTARY BENEFITS
If the Policy includes Supplementary Benefits, a charge may apply to such Supplementary Benefit.

CHARGES FOR TRANSFERS
A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

REDUCTION IN CHARGES
The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. The Company reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which the Company believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

SPECIAL PROVISIONS FOR EXCHANGES
The Company will permit policyowners of certain fixed life insurance policies issued either by the Company or Manufacturers USA to exchange their policies for the Policies described in this prospectus (and likewise, policyowners of policies described in this Prospectus may also exchange their Policies for certain fixed policies issued either by the Company or by Manufacturers USA). Policyowners considering an exchange should consult their tax advisors as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS
At the present time, the Company makes no charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POLICY VALUE

DETERMINATION OF THE POLICY VALUE
A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

INVESTMENT ACCOUNTS
An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT
Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by the Company. For a detailed description of the Fixed Account, see "The General Account - Fixed Account".

LOAN ACCOUNT
Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to 4%. For a detailed description of the Loan Account, see "Policy Loans - Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS
Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES
The value of a unit of each sub-account was initially fixed at $10.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

     (a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

     (b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day;

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE
At any time, a policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. (Transfers involving the Fixed Account are subject to certain limitations as noted below under "Transfers Involving Fixed Account.") Transfer requests must be in writing in a format satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.

The Company reserves the right to impose limitations on transfers, including the maximum amount that may be transferred. The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through (iv) in "Payment of Proceeds" occur. Transfer privileges are also subject to any restrictions that may be imposed by the Trust. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Trust.

While the Policy is in force, the policyowner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

     (a)  within eighteen months after the Issue Date; or

     (b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

TRANSFER CHARGES
A policyowner may make up to twelve transfers each Policy Year free of charge. Additional transfers in each Policy Year may be made at a cost of $25 per transfer. This charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.

TRANSFERS INVOLVING FIXED ACCOUNT
The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

TELEPHONE TRANSFERS
Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

DOLLAR COST AVERAGING
The Company will offer policyowners a Dollar Cost Averaging ("DCA") program. Under the DCA program, the policyowner will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program, although the Company reserves the right to institute a charge on 90 days' written notice to the policyholder. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policyowner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

ASSET ALLOCATION BALANCER TRANSFERS
Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date (or the last Policy Anniversary), the Company will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs the Company otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, the Company reserves the right to institute a charge on 90 days' written notice to the policyowner.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS
While this Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value of the Policy. The Policy serves as the only security for the loan. Policy loans may have tax consequences.

MAXIMUM LOANABLE AMOUNT
The Maximum Loanable Amount is 90% of the Policy's Net Cash Surrender Value.

EFFECT OF POLICY LOAN
A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a policy loan may result in a termination of the Lapse Protection Benefit since this benefit terminates if Policy Debt exceeds the Cash Surrender Value. Finally, a policy loan will affect the amount payable on the death of the Life Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

If the Policy is a MEC, then a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled "Tax Treatment of the Policy
- Policies Which Are MECs," and "Tax Treatment of the Policy Policies Which Are Not MECs."

INTEREST CHARGED ON POLICY LOANS
Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 6.00%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease when the Life Insured (youngest of the Life Insured in the case of a Survivorship Policy) reaches age 100. The Policy will go into default at any time the Policy Debt exceeds the Cash Surrender Value. At least 61 days prior to termination, the Company will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

LOAN ACCOUNT
When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

INTEREST CREDITED TO THE LOAN ACCOUNT


     Nonpreferred Loans


Interest will be credited to amounts in the Loan Account at an effective annual rate of 4.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 2.00%. (The Loan Interest Credited Differential is the difference between the rate of interest charged on a policy loan and the rate of interest credited to amounts in the Loan Account.)

     Preferred Loans:


Preferred interest rates are available in the case of loans of amounts that represent Earnings on the Policy ("Preferred Loans").

Interest will be credited to amounts in the Loan Account at an effective annual rate of 6.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 0.00%.

The Company may change the Current Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

For a Policy that is not a MEC, the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, the Company retains the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law. In no event will the loan interest rate exceed the rate charged in the first ten Policy Years.

If the Policy is a MEC then, regardless of the loan interest credited differential, a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled "Tax Treatment of the Policy - Policies Which Are MECs," and "Tax Treatment of the Policy - Policies Which Are Not MECs."

LOAN ACCOUNT ADJUSTMENTS
On the first day of each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

LOAN REPAYMENTS
Policy Debt may be repaid in whole or in part at any time prior to the death of the Life Insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the associated Loan Sub-Account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

Where permitted by applicable state law, any additional premium payment will be applied to outstanding loan balances.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER
A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. The Net Cash Surrender Value will be determined as of the end of the Business Day on which the Company receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate. See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a surrender of the Policy.

PARTIAL WITHDRAWALS
A policyowner may make a partial withdrawal of the Net Cash Surrender Value after the first Policy Anniversary. The minimum partial withdrawal amount is $500. The policyowner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on

Surrender Charges on a Partial Withdrawal see "Charges and Deductions - Surrender Charges." See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a partial withdrawal from the Policy.

If the withdrawal would cause the Policy Value to fall below $25,000, we will treat the withdrawal request as a full surrender of the Policy.

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL
A partial withdrawal will cause a reduction in Face Amount. The Face Amount will be reduced by an amount equal to (a) multiplied by (b) where:

(a)  is the Face Amount prior to the withdrawal; and

(b) is the Policy Value after the withdrawal, divided by the Policy Value prior to the withdrawal.

If the reduction in the Face Amount would require the return of premiums in order for the policy to qualify as life insurance under Section 7702 of the Code, or any other equivalent section of the Code, then we will return premiums, with interest, in the year of reduction, or in any subsequent year that the return of premiums is required. If necessary, we will also limit the amount of the withdrawal so that the Face Amount does not fall below the Face Amount associated with the minimum initial premium of $25,000 and the percent of Guideline Single Premium selected. The decrease in Face Amount will be effective as of the date of the withdrawal.

LAPSE AND REINSTATEMENT

LAPSE
Unless the Lapse Protection Benefit is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A Policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value. The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the sum of (a) the monthly deductions due at the date of default and (b) the amount equal to the monthly deductions due to the later of the next Policy Anniversary or for at least three Policy Months. If the required payment is not received by the end of the grace period, the Policy will terminate with no value. See section entitled "Tax Treatment of the Policy - Lapse or Surrender" for a discussion of the potential Federal income tax implications of a lapse of the Policy.

DEATH DURING GRACE PERIOD
If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

MATURITY ADVANTAGE OPTION
If the Policy is extended after the Maturity Date by electing the Maturity Advantage Option, the Policy will go into default after the Maturity Date if the Policy Debt equals or exceeds the Policy Value.

The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a payment of the loan interest which would then bring the Policy out of default. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

REINSTATEMENT
A policyowner can, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

(a) In the case of a Survivorship Policy, the Policy may not be reinstated if any of the Life Insured have died since the Policy lapsed;

(b) Evidence of the Life Insured's insurability, satisfactory to the Company is provided to the Company; and

(c) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus an amount equal to the Monthly Deductions due until the next Policy Anniversary or for at least three Policy Months is paid.

If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policyowner's request or the date the required payment is received at the Company's Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. See section entitled "Tax Treatment of the Policy Lapse or Surrender" for a discussion of the potential Federal income tax implications of a lapse and subsequent reinstatement of the Policy.

TERMINATION
The Policy will terminate on the earliest to occur of the following events:

(a) the end of the grace period for which the policyowner has not paid the amount necessary to bring the Policy out of default,
(b)  surrender of the Policy for its Net Cash Surrender Value;
(c) the Maturity Date unless the policyowner has elected the Maturity Advantage option;
(d)  the death of the Life Insured.

THE GENERAL ACCOUNT
The general account of the Company consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of the Company have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the S.E.C. has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT
A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. The Company will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT
The Policy Value in the Fixed Account is equal to:

     (a)  the portion of the net premiums allocated to it; plus
     (b)  any amounts transferred to it; plus
     (c)  interest credited to it; less
     (d)  any charges deducted from it; less
     (e)  any partial withdrawals from it; less
     (f)  any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT
An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, the Company guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the general account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

ASSIGNMENT OF RIGHTS
The Company will not be bound by an assignment until it receives a copy of the assignment at its Service Office. The Company assumes no responsibility for the validity or effects of any assignment.

BENEFICIARY
One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes
- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyowner during the Life Insured's lifetime by giving written notice to Manufacturers Life of America in a form satisfactory to the Company. The change will take effect as of the date such notice is signed but will not apply to any payments made or actions taken by the Company prior to receiving such written notice. If the Life Insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, the Company will pay the insurance benefit as if the beneficiary had died before the Life Insured.

INCONTESTABILITY
The Company will not contest the validity of a Policy after it has been in force during the Life Insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Life Insured for two years from the date of such increase. If a Policy has been reinstated and been in force during the lifetime of the Life Insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX
If the stated age or sex, or both, of the Life Insured in the Policy are incorrect, the Company will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION
If the Life Insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

The Company reserves the right to obtain evidence of the manner and cause of death of the Life Insured.

SUPPLEMENTARY BENEFITS
Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including those providing a lapse protection benefit and an acceleration of benefits in the event of a terminal illness. More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deduction.

TAX TREATMENT OF THE POLICY

INTRODUCTION
     The following discussion of the Federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

     This discussion does not address state or local tax consequences associated with the purchase of the Policy. In addition, THE COMPANY MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

THE COMPANY'S TAX STATUS

     The Company is taxed as a life insurance company under the Code. Since the operations of the Separate Account are a part of, and are taxed with, the operations of the Company, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Policy. The Company does not anticipate that it will incur any Federal income tax liability attributable to such income and gains of the Separate Account, and therefore the Company does not intend to make any provision for such taxes. If the Company is taxed on investment income or capital gains of the Separate Account, then the Company may impose a charge against the Separate Account to make provision for such taxes. The Company's Federal tax liability is increased, however, in respect of the Policies because of the Federal tax law's treatment of deferred acquisition costs (for which the Company imposes a Federal tax charge) (see "CHARGES AND DEDUCTIONS").

TAXATION OF LIFE INSURANCE POLICIES IN GENERAL

Tax Status of the Policy

There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Code, and thereby to enjoy the tax benefits of such a contract:

- The Policy must satisfy the definition of life insurance under Section 7702 of the Code.
- The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.
- The Policy must be a valid life insurance contract under applicable state law.
- The Policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE
Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium Test. Only the Guideline Premium Test is permitted under the Policy. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

With respect to a Policy which is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION
Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

STATE LAW
State regulations require that the policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

INVESTOR CONTROL
In certain circumstances, owners of variable life insurance Policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the policyowner has additional flexibility in allocating premium payments and Policy Values. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

     The remainder of this discussion assumes that the Policy will be treated as a life insurance Policy for Federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds

     In general, the amount of the death benefit payable from a Policy by reason of the death of the insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

     If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

Tax Deferral During Accumulation Period

     Under existing provisions of the Code, except as described below, any increase in a policyowner's Policy value is generally not taxable to the policyowner unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death.

Lapse or Surrender

     Upon a lapse or surrender of the Policy, the amount received will be includible in the policyowner's income to the extent the amount received exceeds the "investment in the Policy." If there is any debt at the time of a lapse or surrender, such debt will be treated as an amount received by the policyowner. The "investment in the Policy" generally is the aggregate amount of premium payments and other consideration paid for the Policy, less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. A subsequent reinstatement will not change this tax treatment of a surrendered or lapsed Policy.


POLICIES WHICH ARE MECS

     Characterization of a Policy as a MEC.

Section 7702A establishes a class of life insurance contracts designated as Modified Endowment Contracts ("MECs"), which applies to Policies entered into or materially changed after June 20, 1988. In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy paid up future benefits after the payment of seven level annual premiums (the "seven-pay test"). The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and the Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. In general, this Policy will constitute a MEC unless:

(4) it was received in exchange for another life insurance policy which was not a MEC,
(5) no premium payments (other than the exchanged policy) are paid into the Policy during the first seven Policy years, and
(6) the death benefit on the new Policy is not less than the death benefit on the exchanged policy.

If the death benefit on the new policy is less than the death benefit on the exchanged policy, the new policy may become a MEC if (1) the exchanged policy was, at the time of the exchange, subject to the MEC rules, (2) premiums payments had been made to the old policy after it had become subject to the MEC rules, and (3) the exchanged policy was in a seven-pay test period at the time of exchange or, in the case of a Survivorship Policy, the Policy was issued (or deemed issued) after September 13, 1989.

In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven Policy years.

     Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the Policy value exceeds the investment in the Policy. The amount of any loan (including unpaid interest thereon) under the Policy will be treated as a withdrawal from the Policy for tax purposes. In addition, if the policyowner assigns or pledges any portion of the value of a Policy (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal from the Policy for tax purposes. The policyowner's investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy which is a MEC, a policyowner should consult a qualified tax advisor.

     Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made
(1) after the policyowner attains age 59 1/2, (2) because the policyowner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the policyowner (or the joint lives or life expectancies of the policyowner and his or her beneficiary, as defined in the tax law).

     Aggregation of Policies. All life insurance Policies which are MECs and which are purchased by the same person from the Company or any of its affiliates within the same calendar year will be aggregated and treated as one Policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includible in income. The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

POLICIES WHICH ARE NOT MECS

     Tax Treatment of Withdrawals Generally. If the Policy is not a MEC (described above), the amount of any withdrawal from the Policy will be treated first as a non-taxable recovery of premium payments and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.

     Certain Distributions Required by the Tax Law in the First 15 Policy Years. As indicated under "Payments," Section 7702 places limitations on the amount of premium payments that may be made and the Policy values that can accumulate relative to the death benefit. Where cash distributions are required under
Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may result upon a decrease in the face amount, if withdrawals are made, and in certain other instances.

     Tax Treatment of Loans. If a Policy is not a MEC, a loan received under the Policy generally will be treated as indebtedness of the policyowner. As a result, no part of any loan under such a Policy will constitute income to the policyowner so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a policy lapses (or if all Policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in the policyowner's income.

Survivorship Policies

     Although the Company believes that the Policy, when issued as a Survivor Policy, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to Survivor Policies is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of Policy, there is necessarily some uncertainty whether a Survivor Policy will meet the Section 7702 definition of a life insurance Policy. Prospective policyowners considering purchase of the Policy as a Survivor Policy should consult a qualified tax advisor.

     Where the policyowner of the Policy is the last surviving insured, the death proceeds will generally be includible in the policyowner's estate on his or her death for purposes of the Federal estate tax. If the policyowner dies and was not the last surviving insured, the fair market value of the Policy would be included in the policyowner's estate. In general, no part of the Policy value would be includible in the last surviving insured's estate if he or she neither retained incidents of policyownership at death nor had given up policyownership within three years before death.

Treatment of Maturity Benefits and Extension of Maturity Date

     At the maturity date, the surrender value will be paid to the policyowner, and this amount will be includible in income to the extent the amount received exceeds the investment in the Policy. If the policyowner elects to extend the maturity date past the year in which the insured attains age 100 (which must be done prior to the original maturity date), the Company believes the Policy will continue to qualify as a life insurance policy for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that the policyowner would be viewed as constructively receiving the cash value in the year the insured attains age 100. If this were the case, an amount equal to the excess of the cash value over the investment in the Policy would be includible in the policyowner's income at that time.

Actions to Ensure Compliance with the Tax Law

     The Company believes that the maximum amount of premium payments it has determined for the Policies will comply with the Federal tax definition of life insurance. The Company will monitor the amount of premium payments, and, if the premium payments during a Policy year exceed those permitted by the tax law, the Company will refund the excess premiums within 60 days of the end of the Policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. The Company also reserves the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the Federal tax definition of life insurance.

Other Considerations

     Changing the policyowner, exchanging the Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change.

     Federal estate tax, state and local estate and inheritance tax, and other tax consequences of policyownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary. Federal estate tax is integrated with Federal gift tax under a unified rate schedule. In general, estates valued at less than the "applicable exclusion amount" will not incur a Federal estate tax liability. The applicable exclusion amount for decedents dying in 1999 is $625,000 and increases annually until it reaches $1,000,000 for decedents dying in 2006 and after. In addition, an unlimited marital deduction may be available for Federal estate and gift tax purposes.

     If the policyowner (whether or not he or she is an insured) transfers policyownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation-skipping tax, the amount subject to tax being the value of the Policy. The generation-skipping tax provisions generally apply to transfers which would be subject to the gift or estate tax rules. Individuals are generally allowed an aggregate generation-skipping tax exemption of $1 million. For generation skipping transfers of decedents dying after 1998, this exemption is indexed for inflation.

     Because the Federal estate tax, gift tax, and generation skipping tax rules are complex, prospective Policyowners should consult a qualified tax advisor before using this Policy for estate planning purposes.

DISALLOWANCE OF INTEREST DEDUCTIONS

     The Policy generally will be characterized as a single premium life insurance Policy under Section 264 of the Code and, as a result, interest paid on any loans under the Policy will not be tax deductible, irrespective of whether the policyowner is an individual or a non-natural entity, such as a corporation or a trust. In addition, in the case of Policies issued to a non-natural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of policyownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance Policies which cover the life of an individual who is a 20-percent policyowner, or an officer, director, or employee of, a trade or business. Entities that are considering purchasing the policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

FEDERAL INCOME TAX WITHHOLDING

         The Company will withhold and remit to the Federal government a part of the taxable portion of withdrawals made under a Policy unless the policyowner notifies the Company in writing at or before the time of the withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the policyowner requests that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, the policyowner will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. The policyowner may also be required to pay penalties under the estimated tax rules, if the policyowner's withholding and estimated tax payments are insufficient to satisfy the policyowner's total tax liability.

OTHER INFORMATION

PAYMENT OF PROCEEDS
As long as the Policy is in force, the Company will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which:

(i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),
(ii) trading on the New York Stock Exchange is restricted,
(iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or
(iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

REPORTS TO POLICYOWNERS
Within 30 days after each Policy Anniversary, the Company will send the policyowner a statement showing, among other things:

     -    the amount of death benefit;
     - the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;
     - the value of the units in each Investment Account to which the Policy Value is allocated;
     -    the Policy Debt and any loan interest charged since the last report;
     - the premiums paid and other Policy transactions made during the period since the last report; and
     -    any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

DISTRIBUTION OF THE POLICIES
ManEquity, Inc., an indirect wholly-owned subsidiary of Manufacturers Life, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with the Company. ManEquity, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. ManEquity, Inc. is located at 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5 and was organized under the laws of Colorado on May 4, 1970. The directors of ManEquity, Inc. are: Roy Bubbs, Gary Buchanan, Robert Cook, Douglas Myers and Joseph Scott. The officers of ManEquity, Inc. are: (i) Douglas Myers - President, (ii) Gary Buchanan - Vice President, Compliance, (iii) Thomas Reives Treasurer, (iv) Brian Buckley - Secretary and General Counsel.

ManEquity has entered into a non-exclusive promotional agent agreement with Manulife Wood Logan Associates, Inc. ("Manulife Wood Logan"). Wood Logan is a broker-dealer registered under the 1934 Act and a member of the NASD. Manulife Wood Logan is a wholly owned subsidiary of a holding company that is 78.4% owned by The Manufacturers Life Insurance Company (U.S.A.) and 21.6% owned by MRL Holding, LLC. Sales of the Policies will be made by registered representatives of broker-dealers authorized by ManEquity to sell the Policies. Those registered representatives will also be the Company's licensed insurance agents. Under the promotional agent agreement, Manulife Wood Logan will recruit and provide sales training and licensing assistance to those registered representatives. In addition, Manulife Wood Logan will prepare sales and promotional materials for the Company's approval. ManEquity will pay distribution compensation to selling broker-dealers in varying amounts which under normal circumstances are not expected to exceed the amounts set forth below. ManEquity may from time to time pay additional compensation pursuant to promotional contests. Additionally, in some circumstances, ManEquity will provide reimbursement of certain sales and marketing expenses. ManEquity will pay the promotional agent for providing marketing support for the distribution of the Policies. The Policies will be sold in all states of the United States except New York.

A registered representative will receive commissions not to exceed either (a) 7% of premiums in the first year or (b) 5.75% of premiums in the first year and
 .25% of Net Policy Value annually beginning 19 months after issuance of the Policy. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by the Company or Manufacturers Life will be eligible for additional compensation.

RESPONSIBILITIES OF MANUFACTURERS LIFE
Manufacturers Life and Manufacturers USA have entered into an agreement with ManEquity, Inc. pursuant to which Manufacturers Life or Manufacturers USA, on behalf of ManEquity, Inc. will pay the sales commissions in respect of the Policies and certain other policies issued by the Company, prepare and maintain all books and records required to be prepared and maintained by ManEquity, Inc. with respect to the Policies and such other policies, and send all confirmations required to be sent by ManEquity, Inc. with respect to the Policies and such other policies. ManEquity, Inc. will promptly reimburse Manufacturers Life or Manufacturers USA for all sales commissions paid by Manufacturers Life or Manufacturers USA and will pay Manufacturers Life or Manufacturers USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Manufacturers Life and Manufacturers USA have also entered into a Service Agreement with the Company pursuant to which Manufacturers Life and Manufacturers USA will provide to the Company all issue, administrative, general services and recordkeeping functions on behalf of the Company with respect to all of its insurance policies including the Policies.

Finally, the Company may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of an insured.

VOTING RIGHTS
As stated previously, all of the assets held in the sub-accounts of the Separate Account will be invested in shares of a particular Portfolio of the Trust. The Company is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, the Company will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by the Company in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit the Company to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by the Company, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

The Company may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management policy. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that the Company reasonably disapproves such changes in accordance with applicable federal regulations. If the Company does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

SUBSTITUTION OF PORTFOLIO SHARES
It is possible that in the judgment of the management of the Company, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulation, because the shares are no longer available for investment, or for some other reason. In that event, the Company may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the S.E.C. and one or more state insurance departments may be required.

The Company also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

RECORDS AND ACCOUNTS
The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

STATE REGULATIONS
The Company is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

The Company is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION
No litigation is pending that would have a material effect upon the Separate Account or the Trust.

INDEPENDENT AUDITORS
The consolidated financial statements of The Manufacturers Life Insurance Company of America and Separate Account Three of The Manufacturers Life Insurance Company of America at December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

FURTHER INFORMATION
A registration statement under the Securities Act of 1933 has been filed with the S.E.C. relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the S.E.C.'s principal office in Washington D.C. upon payment of the prescribed fee. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission which is located at http://www.sec.gov.

For further information you may also contact the Company's Home Office, the address and telephone number of which are on the first page of the prospectus.

OFFICERS AND DIRECTORS
The directors and executive officers of the Company, together with their principal occupations during the past five years, are as follows:

                               POSITION WITH MANUFACTURERS LIFE
NAME (AGE)                     OF AMERICA                             PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------------------------------------------------
Sandra M. Cotter (36)*         Director (since December 1992)         Attorney, Dykema, Gossett, PLLC, 1989 to present.

James D. Gallagher (45)**      Director (since May 1996),             Vice President, Secretary and General Counsel, The
                               Secretary and General Counsel          Manufacturers Life Insurance Company (USA), January 1997 to
                                                                      present; Secretary and General Counsel, Manufacturers Adviser
                                                                      Corporation, January 1997 to present; Vice President, Legal
                                                                      Services - U.S. Operations, The Manufacturers Life Insurance
                                                                      Company, January 1996 to present; Vice President, Secretary and General Counsel, The Manufacturers Life Insurance Company
                                                                      of North America, 1994 to present; Vice President and
                                                                      Associate General Counsel, The Prudential Insurance Company of
                                                                      America, 1991 to 1994.


                               POSITION WITH MANUFACTURERS LIFE
NAME (AGE)                     OF AMERICA                             PRINCIPAL OCCUPATION

Donald A. Guloien (41)***      Director (since August 1990) and       Executive Vice President, Business Development, The
                               President                              Manufacturers Life Insurance Company, January 1999 to present;
                                                                      Senior Vice President, Business Development, The Manufacturers
                                                                      Life Insurance Company, 1994 to December 1998; Vice President,
                                                                      U.S. Individual Business, The Manufacturers Life Insurance
                                                                      Company, 1990 to 1994.

Theodore Kilkuskie (43)**      Director (since May 1996)              Senior Vice President, U.S. Annuities, The Manufacturers Life
                                                                      Insurance Company, January 1999 to present; President, The
                                                                      Manufacturers Life Insurance Company of North America, January
                                                                      1999 to present; Senior Vice President, U.S. Individual
                                                                      Insurance, The Manufacturers Life Insurance February 1998 to
                                                                      December 1998; Vice President, U.S. Individual Insurance, The
                                                                      Manufacturers Life Insurance Company, June 1995 to February
                                                                      1998; Executive Vice President, Mutual Fund Sales & Marketing,
                                                                      State Street Research & Management, March 1994 to June 1995.

James O'Malley (52)***         Director (since November 1998)         Senior Vice President, U.S. Pensions, The Manufacturers Life
                                                                      Insurance Company, January 1999 to present; Vice President,
                                                                      Systems New Business Pensions, The Manufacturers Life
                                                                      Insurance Company, 1984 to December 1998.

Joseph J. Pietroski (60)***    Director (since July 1992)             Senior Vice President, General Counsel and Corporate
                                                                      Secretary, The Manufacturers Life Insurance Company, 1988 to
                                                                      present.

John D. Richardson (61)***     Chairman and Director (since           Senior Executive Vice President, The Manufacturers Life
                               January 1995)                          Insurance Company, January 1999 to present; Executive Vice
                                                                      President, U.S. Operations, The Manufacturers Life Insurance
                                                                      Company, November 1997 to December 1998; Senior Vice President
                                                                      and General Manager, U.S. Operations, The Manufacturers Life
                                                                      Insurance Company, January 1995 to October 1997; Senior Vice
                                                                      President and General Manager, Canadian Operations, The
                                                                      Manufacturers Life Insurance Company, June 1992 to December
                                                                      1994.

Victor Apps (51)***            Vice President, Asia                   Executive Vice President, Asia Operations, The Manufacturers
                                                                      Life Insurance Company, November 1997 to present; Senior Vice
                                                                      President and General Manager, Greater China Division, The
                                                                      Manufacturers Life Insurance Company, 1995 to 1997; Vice
                                                                      President and General Manager, Greater China Division, The
                                                                      Manufacturers Life Insurance Company, 1993 to 1995;
                                                                      International Vice President, Asia Pacific Division, The
                                                                      Manufacturers Life Insurance Company, 1988 to 1993.

                               POSITION WITH MANUFACTURERS LIFE
NAME (AGE)                     OF AMERICA                             PRINCIPAL OCCUPATION
Felix Chee (52)***             Vice President, Investments            Executive Vice President, The Manufacturers Life Insurance
                                                                      Company, November 1997 to present; Chief Investment Officer,
                                                                      The Manufacturers Life Insurance Company, June 1997 to
                                                                      present; Senior Vice President and Treasurer, The
                                                                      Manufacturers Life Insurance Company, August 1994 to May 1997;
                                                                      Vice President and Treasurer, The Manufacturers Life Insurance
                                                                      Company, October 1993 to July 1994.

Robert A. Cook (44)**          Vice President, Marketing              Senior Vice President, US Individual Insurance, The
                                                                      Manufacturers Life Insurance Company, January 1999 to present;
                                                                      Vice President, Product Management, The Manufacturers Life
                                                                      Insurance Company, 1996 to December 1998; Sales and Marketing
                                                                      Director, U.K. Division, The Manufacturers Life Insurance
                                                                      Company, 1994 to-1995.

Douglas H. Myers (44)***       Vice President, Finance and            President, ManEquity, Inc., April 1994 to present; Assistant
                               Compliance, Controller                 Vice President and Controller, U.S. Operations, The
                                                                      Manufacturers Life Insurance Company, 1988 to present.

John G. Vrysen (44)**          Vice President and Appointed           Chief Financial Officer and Treasurer, Manulife-Wood Logan
                               Actuary                                Holding Co., Inc., January 1996 to present; Vice President and
                                                                      Chief Financial Officer, U.S. Operations, The Manufacturers
                                                                      Life Insurance Company, January 1996 to present; Vice
                                                                      President and Chief Actuary, The Manufacturers Life Insurance
                                                                      Company of New York, March 1992 to present; Vice President and
                                                                      Chief Actuary, The Manufacturers Life Insurance Company of
                                                                      North America, January 1986 to present.

Jean Wong (35)***              Vice President and Treasurer           Vice President, Product Management, US Insurance, The
                                                                      Manufacturers Life Insurance Company, March 1999 to present;
                                                                      Vice President and Chief Accountant, US Division, The
                                                                      Manufacturers Life Insurance Company, May 1998 to February
                                                                      1999; Chief Accountant, US Division, The Manufacturers Life
                                                                      Insurance Company, July 1996 to May 1998; Director, Finance
                                                                      and Administration, Star Data Systems Inc., December 1995 to
                                                                      July 1996; Vice President and Chief Financial Officer,
                                                                      Primerica Financial Services, June 1993 to December 1995.

*Principal business address is Dykema Gossett, 800 Michigan National Tower, Lansing, Michigan 48933.

**Principal business address is Manulife Financial, 73 Tremont Street, Boston, MA 02108.

***Principal business address is Manulife Financial, 200 Bloor Street, Toronto, Ontario Canada M4W 1E5.

IMPACT OF YEAR 2000
The Company makes extensive use of information systems in the operations of its various businesses, including for the exchange of financial data and other information with customers, suppliers and other counterparties. The Company also uses software and information systems provided by third parties in its accounting, business and investment systems.

The Year 2000 risk, as it is commonly known, is the result of computer programs being written using two digits, rather than four, to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in systems' failures or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send premium billing notices, make claims payments or engage in other normal business activities.

The systems used by the Company have been assessed as part of a comprehensive written plan conducted by The Manufacturers Life Insurance Company (collectively with its subsidiaries "Manulife Financial") to ensure that the computer systems and processes of Manulife Financial, including the Company's, will continue to perform through the end of this century and in the next.

In 1996, in order to make Manulife Financial's systems Year 2000 compliant, a Project was instituted to modify or replace both Manulife Financial's information technology systems ("IT systems") and embedded technology systems ("Non-IT systems"). The phases of this Project include (i) an inventory and assessment of all systems to determine which are critical, (ii) planning and designing the required modifications and replacements, (iii) making these modifications and replacements, (iv) testing modified replaced systems, (v) redeploying modified or replaced systems and (vi) final management review and certification.

As at June 30, 1999, management believes that the certification phase has been completed for all the Company's critical IT and Non-IT systems. Management believes that the Company's non-critical systems were Year 2000 compliant by the end of the first quarter 1999.

In addition to efforts directed at the Company's own systems, Manulife Financial consulted vendors, customers, borrowers and other third parties with which the Company deals in an effort to ensure that no material aspect of the Company's operations will be hindered by Year 2000 problems of these third parties. This process included sending questionnaires to third parties regarding the state of their Year 2000 readiness and, where possible or where appropriate, conducting further due diligence activities. Where appropriate, risk management steps are being followed as a result of the third-party assessment.

                                   APPENDIX A

                                   DEFINITIONS

Additional Rating
is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.

Age
on any date is the Life Insured's age on his or her nearest birthday. If no specific date is mentioned, Age means the Life Insured's age on the Policy Anniversary nearest to the birthday.

Attained Age
on any date is the Age at issue plus the number of whole years that have elapsed since the Policy Date. In the case of a Survivorship Policy, Attained Age is based on the youngest Life Insured at issue of the Policy.

Business Day
is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.

Cash Surrender Value
is the Policy Value less the sum of (a) the Surrender Charge and (b) any outstanding Monthly Deductions due.

The Company (or "we," "us" or "our")
refers to The Manufacturers Life Insurance Company of America.

Earnings
is an amount calculated in relation to a loan and free withdrawals. The amount is calculated as of the date the Company receives the request for the loan or the free withdrawal and is equal to the Policy Value less the sum of (a) the value of any Policy Debt and (b) total premiums paid.

Effective Date
is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. In either case, the Company will take the first Monthly Deduction on the Effective Date.

Fixed Account
is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.

Guideline Single Premium
is the maximum premium that can be paid under the Guideline Premium Test (described under "Life Insurance Qualification") which will still allow the Policy to qualify as life insurance for tax purposes under Section 7702 of the Code.

Investment Account
is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

Issue Date
is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.

Life Insured
is the person or persons whose life (or lives) is (are) covered by the Policy. In the case of a Survivorship Policy, all provisions of the Policy which are based on the death of the Life Insured will be based on the death of the last survivor of the persons so named and reference to the youngest of the Life Insured means the youngest person insured under the Policy when it is first issued.

Loan Account
is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Maturity Date
is the date shown in the Policy. In the case of a Single Life Policy, it is the Policy Anniversary nearest Attained Age 100 of the Life Insured. In the case of a Survivorship Policy, it is the Policy Anniversary nearest Attained Age 100 of the youngest of the Life Insured at issue. The Maturity Date may be extended pursuant to the Maturity Advantage Option described under "Maturity Date."

Net Cash Surrender Value
is the Cash Surrender Value less the Policy Debt.

Net Policy Value
is the Policy Value less the value in the Loan Account.

Net Premium
is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

Policy Date
is the date coverage takes effect under the Policy, provided the underwriting process has been completed to the Company's satisfaction and the Company has received the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt
as of any date equals (a) plus (b) plus (c) minus (d), where:

     (a)  is the total amount of loans borrowed as of such date;
     (b) is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;
     (c) is any interest charges accrued from the last Policy Anniversary to the current date; and
     (d)  is the total amount of loan repayments as of such date.

Policy Value
is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Single Life Policy
is a modified single premium variable life insurance policy offered on a single life basis under the Policy described in this Prospectus.

Separate Account
refers to Separate Account Three of the Company.

Service Office Address
is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Surrender Charge Period
is the period following the Issue Date during which the Company will assess surrender charges. Surrender charges will apply during this period if the Policy terminates due to default, if the policyowner surrenders the Policy or makes a partial withdrawal.

Survivorship Policy
is a modified single premium survivorship variable life insurance policy offered on a survivorship basis under the Policy described in this Prospectus.

Written Request
is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.

APPENDIX B

SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables are based on initial premiums of $25,000 and $100,000. A male age 55 and a female age 55 are illustrated for the single life Policy. A male age 55 and female age 50 are illustrated for the last survivorship Policy.

The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.

The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect a simple average of those Portfolios' current expenses, which is approximately 0.960% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -0.955%, 4.987% and 10.930%. The expense of the Portfolios may fluctuate from year to year but are assumed to remain constant for purposes of these tables. The illustrations reflect the expense reimbursement in effect for the Lifestyle Trusts. In the absence of such expense reimbursement, the average of the Portfolio's current expenses would have been 0.963% per annum and the gross annual rates of return of 0%, 6% and 12% would have corresponded to approximate net annual rates of return of -0.958%, 4.984% and 10.927%. The expense reimbursement for the Lifestyle Trusts is expected to remain in effect during the fiscal year ended December 31, 1999 and the fiscal year ended December 31, 2000. Were the expense reimbursement and expense limitation to terminate, the average of the Portfolios' current expenses would be higher and the approximate net annual rates of return would be lower.

The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for each Policy, one based on current cost of insurance charges assessed by the Company and the other based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables. Current cost of insurance charges are not guaranteed and may be changed. Upon request, Manufacturers Life of America will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes and any additional ratings, face amount and planned premium requested.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

The Policies have been offered to the public only since approximately October, 1999. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $25,000 PLANNED SINGLE PREMIUM
                               $73,724 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                               0% Hypothetical               6% Hypothetical                   12% Hypothetical
                           Gross Investment Return       Gross Investment Return           Gross Investment Return
                           -----------------------       -----------------------           -----------------------
End Of     Accumulated  Policy    Cash       Death     Policy    Cash      Death        Policy     Cash           Death
Policy     Premiums (2) Value     Surrender  Benefit   Value     Surrender Benefit      Value     Surrender      Benefit
Year (1)                          Value                          Value                             Value
    1       26,250      24,227     22,254     73,724   25,688    23,582    73,724       27,148      24,910        73,724
    2       27,563      23,431     21,739     73,724   26,362    24,434    73,724       29,466      27,445        73,724
    3       28,941      22,610     21,186     73,724   27,024    25,287    73,724       31,972      30,201        73,724
    4       30,388      21,753     20,582     73,724   27,663    26,142    73,724       34,680      33,160        73,724
    5       31,907      20,854     19,921     73,724   28,276    27,005    73,724       37,614      36,343        73,724
    6       33,502      19,924     19,212     73,724   28,874    27,853    73,724       40,811      39,790        73,724
    7       35,178      18,956     18,448     73,724   29,452    28,681    73,724       44,299      43,558        73,724
    8       36,936      17,945     17,694     73,724   30,008    29,602    73,724       48,116      47,710        73,724
    9       38,783      16,888     16,870     73,724   30,540    30,508    73,724       52,301      52,270        73,724
   10       40,722      15,765     15,765     73,724   31,035    31,035    73,724       56,898      56,898        73,724
   11       42,758      14,688     14,688     73,724   31,778    31,778    73,724       62,557      62,557        75,068
   12       44,896      13,547     13,547     73,724   32,518    32,518    73,724       68,820      68,820        81,895
   13       47,141      12,325     12,325     73,724   33,248    33,248    73,724       75,712      75,712        89,340
   14       49,498      11,016     11,016     73,724   33,966    33,966    73,724       83,297      83,297        97,458
   15       51,973       9,613      9,613     73,724   34,673    34,673    73,724       91,648      91,648       106,311
   16       54,572       8,117      8,117     73,724   35,373    35,373    73,724      100,843     100,843       115,969
   17       57,300       6,529      6,529     73,724   36,069    36,069    73,724      110,996     110,996       125,426
   18       60,165       4,850      4,850     73,724   36,769    36,769    73,724      122,218     122,218       135,661
   19       63,174       3,083      3,083     73,724   37,477    37,477    73,724      134,630     134,630       146,747
   20       66,332       1,232      1,232     73,724   38,200    38,200    73,724      148,372     148,372       158,758
   25       84,659       0 (3)      0 (3)     73,724   40,599    40,599    73,724      241,343     241,343       253,410
   30      108,049       0 (3)      0 (3)     73,724   39,059    39,059    73,724      390,482     390,482       410,007
   35      137,900       0 (3)      0 (3)     73,724   26,353    26,353    73,724      625,993     625,993       657,293
   40      176,000       0 (3)      0 (3)     73,724    0 (3)     0 (3)    73,724    1,007,082   1,007,082     1,017,152
   45      224,625       0 (3)      0 (3)     73,724    0 (3)     0 (3)    73,724    1,655,923   1,655,923     1,655,923

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $25,000 PLANNED SINGLE PREMIUM
                               $73,724 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                               0% Hypothetical               6% Hypothetical                   12% Hypothetical
                           Gross Investment Return       Gross Investment Return           Gross Investment Return
                           -----------------------       -----------------------           -----------------------
End Of     Accumulated  Policy    Cash       Death     Policy    Cash       Death        Policy      Cash          Death
Policy     Premiums (2) Value     Surrender  Benefit   Value     Surrender  Benefit      Value      Surrender     Benefit
Year (1)                          Value                          Value                               Value
    1       26,250      24,227     22,254    73,724    25,688    23,582     73,724       27,148      24,910        73,724
    2       27,563      23,153     21,483    73,724    26,088    24,181     73,724       29,195      27,175        73,724
    3       28,941      22,051     20,666    73,724    26,463    24,766     73,724       31,415      29,644        73,724
    4       30,388      20,916     19,795    73,724    26,811    25,332     73,724       33,826      32,306        73,724
    5       31,907      19,740     18,863    73,724    27,125    25,874     73,724       36,449      35,178        73,724
    6       33,502      18,514     17,860    73,724    27,399    26,382     73,724       39,308      38,287        73,724
    7       35,178      17,230     16,776    73,724    27,624    26,853     73,724       42,430      41,664        73,724
    8       36,936      15,874     15,657    73,724    27,790    27,384     73,724       45,847      45,441        73,724
    9       38,783      14,430     14,416    73,724    27,885    27,854     73,724       49,597      49,566        73,724
   10       40,722      12,882     12,882    73,724    27,896    27,896     73,724       53,726      53,726        73,724
   11       42,758      11,327     11,327    73,724    28,085    28,085     73,724       58,862      58,862        73,724
   12       44,896       9,617      9,617    73,724    28,180    28,180     73,724       64,612      64,612        76,888
   13       47,141       7,730      7,730    73,724    28,165    28,165     73,724       70,947      70,947        83,718
   14       49,498       5,642      5,642    73,724    28,024    28,024     73,724       77,898      77,898        91,141
   15       51,973       3,322      3,322    73,724    27,736    27,736     73,724       85,525      85,525        99,209
   16       54,572         727        727    73,724    27,269    27,269     73,724       93,891      93,891       107,975
   17       57,300       0 (3)      0 (3)    73,724    26,554    26,554     73,724      103,099     103,099       116,502
   18       60,165       0 (3)      0 (3)    73,724    25,596    25,596     73,724      113,262     113,262       125,721
   19       63,174       0 (3)      0 (3)    73,724    24,301    24,301     73,724      124,488     124,488       135,692
   20       66,332       0 (3)      0 (3)    73,724    22,592    22,592     73,724      136,912     136,912       146,496
   25       84,659       0 (3)      0 (3)    73,724     4,084     4,084     73,724      220,609     220,609       231,639
   30      108,049       0 (3)      0 (3)    73,724     0 (3)     0 (3)     73,724      352,126     352,126       369,732
   35      137,900       0 (3)      0 (3)    73,724     0 (3)     0 (3)     73,724      553,566     553,566       581,245
   40      176,000       0 (3)      0 (3)    73,724     0 (3)     0 (3)     73,724      877,414     877,414       886,188
   45      224,625       0 (3)      0 (3)    73,724     0 (3)     0 (3)     73,724    1,442,637   1,442,637     1,442,637

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $100,000 PLANNED SINGLE PREMIUM
                              $305,427 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                               0% Hypothetical               6% Hypothetical                   12% Hypothetical
                           Gross Investment Return       Gross Investment Return           Gross Investment Return
                           -----------------------       -----------------------           -----------------------

End Of    Accumulated   Policy     Cash       Death     Policy    Cash       Death        Policy      Cash          Death
Policy    Premiums (2)  Value      Surrender  Benefit   Value     Surrender  Benefit      Value      Surrender      Benefit
Year (1)                           Value                           Value                              Value
   1       105,000      97,153     89,237     305,427   103,003    94,556    305,427      108,854      99,875       305,427
   2       110,250      94,200     87,394     305,427   105,956    98,199    305,427      118,400     110,317       305,427
   3       115,763      91,135     85,388     305,427   108,857   101,855    305,427      128,720     121,636       305,427
   4       121,551      87,910     83,171     305,427   111,668   105,585    305,427      139,867     133,784       305,427
   5       127,628      84,503     80,716     305,427   114,374   109,290    305,427      151,936     146,852       305,427
   6       134,010      80,963     78,065     305,427   117,023   112,939    305,427      165,082     160,999       305,427
   7       140,710      77,257     75,183     305,427   119,594   116,511    305,427      179,425     176,341       305,427
   8       147,746      73,371     72,342     305,427   122,081   120,456    305,427      195,109     193,484       305,427
   9       155,133      69,283     69,209     305,427   124,471   124,346    305,427      212,302     212,177       305,427
  10       162,889      64,924     64,924     305,427   126,717   126,717    305,427      231,179     231,179       305,427
  11       171,034      60,745     60,745     305,427   129,975   129,975    305,427      254,387     254,387       305,427
  12       179,586      56,299     56,299     305,427   133,233   133,233    305,427      280,143     280,143       333,371
  13       188,565      51,519     51,519     305,427   136,456   136,456    305,427      308,491     308,491       364,019
  14       197,993      46,383     46,383     305,427   139,645   139,645    305,427      339,691     339,691       397,439
  15       207,893      40,856     40,856     305,427   142,795   142,795    305,427      374,035     374,035       433,881
  16       218,287      34,950     34,950     305,427   145,930   145,930    305,427      411,856     411,856       473,635
  17       229,202      28,663     28,663     305,427   149,069   149,069    305,427      453,617     453,617       512,587
  18       240,662      22,006     22,006     305,427   152,235   152,235    305,427      499,769     499,769       554,743
  19       252,695      14,989     14,989     305,427   155,455   155,455    305,427      550,819     550,819       600,392
  20       265,330       7,629      7,629     305,427   158,757   158,757    305,427      607,336     607,336       649,850
  25       338,635       0 (3)      0 (3)     305,427   170,700   170,700    305,427      989,698     989,698     1,039,183
  30       432,194       0 (3)      0 (3)     305,427   167,930   167,930    305,427    1,603,090   1,603,090     1,683,244
  35       551,602       0 (3)      0 (3)     305,427   123,865   123,865    305,427    2,571,749   2,571,749     2,700,337
  40       703,999       0 (3)      0 (3)     305,427     0 (3)     0 (3)    305,427    4,139,169   4,139,169     4,180,561
  45       898,501       0 (3)      0 (3)     305,427     0 (3)     0 (3)    305,427    6,807,770   6,807,770     6,807,770

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $100,000 PLANNED SINGLE PREMIUM
                              $305,427 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                               0% Hypothetical               6% Hypothetical                   12% Hypothetical
                           Gross Investment Return       Gross Investment Return           Gross Investment Return
                           -----------------------       -----------------------           -----------------------
End Of     Accumulated   Policy     Cash      Death     Policy      Cash      Death       Policy       Cash        Death
Policy     Premiums (2)  Value    Surrender  Benefit     Value     Surrender  Benefit     Value        Surrender   Benefit
Year (1)                            Value                           Value                              Value
   1       105,000       97,153     89,237    305,427   103,003     94,556    305,427      108,854      99,875       305,427
   2       110,250       93,030     86,319    305,427   104,798     97,135    305,427      117,259     109,175       305,427
   3       115,763       88,785     83,204    305,427   106,496     99,661    305,427      126,367     119,284       305,427
   4       121,551       84,397     79,871    305,427   108,083    102,116    305,427      136,257     130,173       305,427
   5       127,628       79,833     76,283    305,427   109,532    104,472    305,427      147,009     141,925       305,427
   6       134,010       75,060     72,403    305,427   110,816    106,733    305,427      158,719     154,635       305,427
   7       140,710       70,037     68,186    305,427   111,904    108,821    305,427      171,501     168,417       305,427
   8       147,746       64,711     63,822    305,427   112,754    111,129    305,427      185,482     183,857       305,427
   9       155,133       59,019     58,958    305,427   113,314    113,189    305,427      200,815     200,690       305,427
  10       162,889       52,889     52,889    305,427   113,527    113,527    305,427      217,685     217,685       305,427
  11       171,034       46,728     46,728    305,427   114,464    114,464    305,427      238,636     238,636       305,427
  12       179,586       39,926     39,926    305,427   115,018    115,018    305,427      262,126     262,126       311,930
  13       188,565       32,394     32,394    305,427   115,125    115,125    305,427      288,119     288,119       339,980
  14       197,993       24,035     24,035    305,427   114,719    114,719    305,427      316,638     316,638       370,467
  15       207,893       14,723     14,723    305,427   113,710    113,710    305,427      347,929     347,929       403,598
  16       218,287        4,276      4,276    305,427   111,971    111,971    305,427      382,255     382,255       439,594
  17       229,202        0 (3)      0 (3)    305,427   109,220    109,220    305,427      420,035     420,035       474,639
  18       240,662        0 (3)      0 (3)    305,427   105,475    105,475    305,427      461,731     461,731       512,521
  19       252,695        0 (3)      0 (3)    305,427   100,354    100,354    305,427      507,785     507,785       553,485
  20       265,330        0 (3)      0 (3)    305,427    93,540     93,540    305,427      558,757     558,757       597,870
  25       338,635        0 (3)      0 (3)    305,427    18,779     18,779    305,427      902,119     902,119       947,225
  30       432,194        0 (3)      0 (3)    305,427     0 (3)      0 (3)    305,427    1,441,701   1,441,701     1,513,786
  35       551,602        0 (3)      0 (3)    305,427     0 (3)      0 (3)    305,427    2,268,221   2,268,221     2,381,632
  40       703,999        0 (3)      0 (3)    305,427     0 (3)      0 (3)    305,427    3,596,961   3,596,961     3,632,930
  45       898,501        0 (3)      0 (3)    305,427     0 (3)      0 (3)    305,427    5,915,912   5,915,912     5,915,912

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE NON-SMOKER ISSUE AGE 55
                         $25,000 PLANNED SINGLE PREMIUM
                               $86,857 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                               0% Hypothetical               6% Hypothetical                       12% Hypothetical
                           Gross Investment Return       Gross Investment Return               Gross Investment Return
                           -----------------------       -----------------------          --------------------------------
End Of     Accumulated   Policy    Cash       Death     Policy    Cash       Death        Policy      Cash           Death
Policy     Premiums (2)  Value     Surrender  Benefit   Value     Surrender  Benefit       Value     Surrender      Benefit
Year (1)                            Value                         Value                               Value
    1        26,250      24,242     22,267    86,857    25,702    23,595      86,857       27,163      24,923        86,857
    2        27,563      23,460     21,766    86,857    26,391    24,460      86,857       29,494      27,473        86,857
    3        28,941      22,652     21,225    86,857    27,064    25,324      86,857       32,009      30,238        86,857
    4        30,388      21,812     20,637    86,857    27,716    26,195      86,857       34,725      33,204        86,857
    5        31,907      20,926     19,989    86,857    28,336    27,065      86,857       37,656      36,386        86,857
    6        33,502      20,007     19,292    86,857    28,936    27,915      86,857       40,840      39,820        86,857
    7        35,178      19,053     18,543    86,857    29,516    28,745      86,857       44,307      43,566        86,857
    8        36,936      18,062     17,809    86,857    30,074    29,668      86,857       48,088      47,682        86,857
    9        38,783      17,053     17,034    86,857    30,626    30,594      86,857       52,233      52,202        86,857
   10        40,722      16,015     16,015    86,857    31,165    31,165      86,857       56,781      56,781        86,857
   11        42,758      15,115     15,115    86,857    32,017    32,017      86,857       62,386      62,386        86,857
   12        44,896      14,188     14,188    86,857    32,890    32,890      86,857       68,619      68,619        86,857
   13        47,141      13,234     13,234    86,857    33,787    33,787      86,857       75,557      75,557        89,157
   14        49,498      12,223     12,223    86,857    34,689    34,689      86,857       83,226      83,226        97,374
   15        51,973      11,193     11,193    86,857    35,626    35,626      86,857       91,688      91,688       106,358
   16        54,572      10,131     10,131    86,857    36,590    36,590      86,857      101,024     101,024       116,177
   17        57,300       9,027      9,027    86,857    37,579    37,579      86,857      111,335     111,335       125,809
   18        60,165       7,881      7,881    86,857    38,597    38,597      86,857      122,729     122,729       136,229
   19        63,174       6,692      6,692    86,857    39,646    39,646      86,857      135,325     135,325       147,504
   20        66,332       5,462      5,462    86,857    40,732    40,732      86,857      149,254     149,254       159,702
   25        84,659       0 (3)      0 (3)    86,857    45,472    45,472      86,857      243,671     243,671       255,854
   30       108,049       0 (3)      0 (3)    86,857    47,495    47,495      86,857      396,258     396,258       416,071
   35       137,900       0 (3)      0 (3)    86,857    42,567    42,567      86,857      639,704     639,704       671,689
   40       176,000       0 (3)      0 (3)    86,857    18,390    18,390      86,857    1,034,808   1,034,808     1,045,156
   45       224,625       0 (3)      0 (3)    86,857     0 (3)     0 (3)      86,857    1,701,530   1,701,530     1,701,530

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE NON-SMOKER ISSUE AGE 55
                         $25,000 PLANNED SINGLE PREMIUM
                               $86,857 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                                0% Hypothetical                 6% Hypothetical                    12% Hypothetical
                            Gross Investment Return         Gross Investment Return             Gross Investment Return
                         -----------------------------   -----------------------------      ---------------------------------
End Of     Accumulated   Policy    Cash        Death      Policy    Cash       Death        Policy       Cash        Death
Policy     Premiums (2)  Value     Surrender   Benefit    Value     Surrender  Benefit       Value      Surrender     Benefit
Year (1)                            Value                           Value                                Value
    1        26,250      24,242     22,267     86,857     25,702    23,595     86,857        27,163      24,923        86,857
    2        27,563      23,182     21,510     86,857     26,114    24,205     86,857        29,218      27,197        86,857
    3        28,941      22,111     20,722     86,857     26,514    24,813     86,857        31,455      29,684        86,857
    4        30,388      21,029     19,902     86,857     26,905    25,420     86,857        33,893      32,373        86,857
    5        31,907      19,933     19,047     86,857     27,284    26,024     86,857        36,556      35,285        86,857
    6        33,502      18,818     18,152     86,857     27,646    26,625     86,857        39,465      38,444        86,857
    7        35,178      17,675     17,207     86,857     27,985    27,214     86,857        42,642      41,879        86,857
    8        36,936      16,491     16,263     86,857     28,290    27,884     86,857        46,114      45,708        86,857
    9        38,783      15,250     15,234     86,857     28,548    28,517     86,857        49,909      49,877        86,857
   10        40,722      13,938     13,938     86,857     28,745    28,745     86,857        54,061      54,061        86,857
   11        42,758      12,671     12,671     86,857     29,158    29,158     86,857        59,190      59,190        86,857
   12        44,896      11,299     11,299     86,857     29,512    29,512     86,857        64,895      64,895        86,857
   13        47,141       9,815      9,815     86,857     29,803    29,803     86,857        71,263      71,263        86,857
   14        49,498       8,215      8,215     86,857     30,027    30,027     86,857        78,372      78,372        91,695
   15        51,973       6,485      6,485     86,857     30,174    30,174     86,857        86,211      86,211       100,004
   16        54,572       4,599      4,599     86,857     30,227    30,227     86,857        94,836      94,836       109,061
   17        57,300       2,521      2,521     86,857     30,157    30,157     86,857       104,348     104,348       117,913
   18        60,165         196        196     86,857     29,927    29,927     86,857       114,845     114,845       127,477
   19        63,174       0 (3)      0 (3)     86,857     29,489    29,489     86,857       126,435     126,435       137,814
   20        66,332       0 (3)      0 (3)     86,857     28,789    28,789     86,857       139,250     139,250       148,997
   25        84,659       0 (3)      0 (3)     86,857     19,081    19,081     86,857       225,762     225,762       237,050
   30       108,049       0 (3)      0 (3)     86,857      0 (3)     0 (3)     86,857       363,157     363,157       381,315
   35       137,900       0 (3)      0 (3)     86,857      0 (3)     0 (3)     86,857       575,717     575,717       604,503
   40       176,000       0 (3)      0 (3)     86,857      0 (3)     0 (3)     86,857       916,086     916,086       925,247
   45       224,625       0 (3)      0 (3)     86,857      0 (3)     0 (3)     86,857     1,506,249   1,506,249     1,506,249

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE NON-SMOKER ISSUE AGE 55
                         $100,000 PLANNED SINGLE PREMIUM
                              $360,771 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                               0% Hypothetical               6% Hypothetical                         12% Hypothetical
                           Gross Investment Return       Gross Investment Return                 Gross Investment Return
                           -----------------------       -----------------------             --------------------------------
End Of     Accumulated    Policy    Cash       Death       Policy    Cash       Death        Policy       Cash        Death
Policy     Premiums (2)   Value     Surrender  Benefit     Value     Surrender  Benefit      Value        Surrender   Benefit
Year (1)                             Value                            Value                               Value
    1       105,000      97,214      89,292    360,771    103,064     94,611    360,771      108,915      99,930       360,771
    2       110,250      94,322      87,506    360,771    106,076     98,310    360,771      118,518     110,434       360,771
    3       115,763      91,310      85,551    360,771    109,024    102,010    360,771      128,876     121,793       360,771
    4       121,551      88,155      83,400    360,771    111,891    105,807    360,771      140,058     133,975       360,771
    5       127,628      84,802      80,999    360,771    114,627    109,544    360,771      152,119     147,036       360,771
    6       134,010      81,304      78,392    360,771    117,285    113,202    360,771      165,214     161,131       360,771
    7       140,710      77,655      75,569    360,771    119,862    116,778    360,771      179,465     176,382       360,771
    8       147,746      73,847      72,809    360,771    122,353    120,728    360,771      195,007     193,382       360,771
    9       155,133      69,953      69,878    360,771    124,825    124,700    360,771      212,042     211,917       360,771
   10       162,889      65,937      65,937    360,771    127,251    127,251    360,771      230,724     230,724       360,771
   11       171,034      62,487      62,487    360,771    130,964    130,964    360,771      253,723     253,723       360,771
   12       179,586      58,919      58,919    360,771    134,771    134,771    360,771      279,297     279,297       360,771
   13       188,565      55,242      55,242    360,771    138,690    138,690    360,771      307,768     307,768       363,166
   14       197,993      51,325      51,325    360,771    142,636    142,636    360,771      339,299     339,299       396,979
   15       207,893      47,329      47,329    360,771    146,736    146,736    360,771      374,090     374,090       433,944
   16       218,287      43,196      43,196    360,771    150,963    150,963    360,771      412,471     412,471       474,342
   17       229,202      38,892      38,892    360,771    155,308    155,308    360,771      454,865     454,865       513,997
   18       240,662      34,413      34,413    360,771    159,782    159,782    360,771      501,708     501,708       556,896
   19       252,695      29,756      29,756    360,771    164,402    164,402    360,771      553,491     553,491       603,305
   20       265,330      24,929      24,929    360,771    169,187    169,187    360,771      610,759     610,759       653,513
   25       338,635       0 (3)       0 (3)    360,771    190,569    190,569    360,771      998,923     998,923     1,048,869
   30       432,194       0 (3)       0 (3)    360,771    201,651    201,651    360,771    1,626,257   1,626,257     1,707,570
   35       551,602       0 (3)       0 (3)    360,771    186,580    186,580    360,771    2,627,165   2,627,165     2,758,523
   40       703,999       0 (3)       0 (3)    360,771    100,194    100,194    360,771    4,251,604   4,251,604     4,294,121
   45       898,501       0 (3)       0 (3)    360,771      0 (3)      0 (3)    360,771    6,992,710   6,992,710     6,992,710

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE NON-SMOKER ISSUE AGE 55
                         $100,000 PLANNED SINGLE PREMIUM
                              $360,771 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                               0% Hypothetical               6% Hypothetical                         12% Hypothetical
                           Gross Investment Return       Gross Investment Return                  Gross Investment Return
                           -----------------------       -----------------------              ---------------------------------
End Of     Accumulated   Policy     Cash       Death     Policy    Cash         Death         Policy      Cash          Death
Policy     Premiums (2)  Value      Surrender Benefit    Value     Surrender    Benefit       Value      Surrender      Benefit
Year (1)                            Value                           Value                                 Value
  1        105,000       97,214     89,292    360,771    103,064     94,611     360,771       108,915      99,930       360,771
  2        110,250       93,153     86,431    360,771    104,908     97,236     360,771       117,355     109,272       360,771
  3        115,763       89,037     83,439    360,771    106,710     99,860     360,771       126,536     119,452       360,771
  4        121,551       84,869     80,315    360,771    108,476    102,486     360,771       136,545     130,461       360,771
  5        127,628       80,637     77,047    360,771    110,198    105,115     360,771       147,469     142,386       360,771
  6        134,010       76,317     73,609    360,771    111,855    107,771     360,771       159,397     155,314       360,771
  7        140,710       71,877     69,969    360,771    113,420    110,336     360,771       172,425     169,342       360,771
  8        147,746       67,262     66,332    360,771    114,849    113,224     360,771       186,653     185,028       360,771
  9        155,133       62,407     62,342    360,771    116,085    115,960     360,771       202,194     202,069       360,771
 10        162,889       57,249     57,249    360,771    117,074    117,074     360,771       219,193     219,193       360,771
 11        171,034       52,271     52,271    360,771    118,945    118,945     360,771       240,157     240,157       360,771
 12        179,586       46,854     46,854    360,771    120,576    120,576     360,771       263,465     263,465       360,771
 13        188,565       40,976     40,976    360,771    121,951    121,951     360,771       289,471     289,471       360,771
 14        197,993       34,614     34,614    360,771    123,057    123,057     360,771       318,552     318,552       372,705
 15        207,893       27,716     27,716    360,771    123,854    123,854     360,771       350,703     350,703       406,816
 16        218,287       20,175     20,175    360,771    124,266    124,266     360,771       386,081     386,081       443,993
 17        229,202       11,839     11,839    360,771    124,182    124,182     360,771       425,098     425,098       480,361
 18        240,662        2,483      2,483    360,771    123,443    123,443     360,771       468,151     468,151       519,647
 19        252,695        0 (3)      0 (3)    360,771    121,852    121,852     360,771       515,691     515,691       562,103
 20        265,330        0 (3)      0 (3)    360,771    119,192    119,192     360,771       568,249     568,249       608,027
 25        338,635        0 (3)      0 (3)    360,771     80,468     80,468     360,771       923,079     923,079       969,233
 30        432,194        0 (3)      0 (3)    360,771      0 (3)      0 (3)     360,771     1,486,637   1,486,637     1,560,969
 35        551,602        0 (3)      0 (3)    360,771      0 (3)      0 (3)     360,771     2,358,558   2,358,558     2,476,486
 40        703,999        0 (3)      0 (3)    360,771      0 (3)      0 (3)     360,771     3,754,746   3,754,746     3,792,294
 45        898,501        0 (3)      0 (3)    360,771      0 (3)      0 (3)     360,771     6,175,447   6,175,447     6,175,447

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $25,000 PLANNED SINGLE PREMIUM
                              $136,940 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                               0% Hypothetical                  6% Hypothetical                       12% Hypothetical
                           Gross Investment Return          Gross Investment Return                Gross Investment Return
                           -----------------------         ----------------------------        --------------------------------
End Of     Accumulated   Policy     Cash       Death       Policy    Cash         Death        Policy       Cash        Death
Policy     Premiums (2)  Value      Surrender  Benefit     Value     Surrender   Benefit       Value        Surrender   Benefit
Year (1)                            Value                             Value                                  Value
    1       26,250       24,329     22,346     136,940     25,792     23,676     136,940        27,254      25,005       136,940
    2       27,563       23,665     21,954     136,940     26,603     24,654     136,940        29,711      27,690       136,940
    3       28,941       23,006     21,553     136,940     27,432     25,666     136,940        32,390      30,619       136,940
    4       30,388       22,357     21,149     136,940     28,286     26,765     136,940        35,317      33,796       136,940
    5       31,907       21,719     20,742     136,940     29,166     27,896     136,940        38,515      37,244       136,940
    6       33,502       21,088     20,329     136,940     30,072     29,051     136,940        42,009      40,988       136,940
    7       35,178       20,462     19,909     136,940     31,001     30,230     136,940        45,826      45,105       136,940
    8       36,936       19,840     19,558     136,940     31,953     31,547     136,940        49,994      49,592       136,940
    9       38,783       19,219     19,198     136,940     32,928     32,897     136,940        54,548      54,516       136,940
   10       40,722       18,596     18,596     136,940     33,923     33,923     136,940        59,521      59,521       136,940
   11       42,758       18,139     18,139     136,940     35,273     35,273     136,940        65,579      65,579       136,940
   12       44,896       17,665     17,665     136,940     36,665     36,665     136,940        72,264      72,264       136,940
   13       47,141       17,170     17,170     136,940     38,100     38,100     136,940        79,643      79,643       136,940
   14       49,498       16,646     16,646     136,940     39,572     39,572     136,940        87,788      87,788       136,940
   15       51,973       16,093     16,093     136,940     41,085     41,085     136,940        96,787      96,787       136,940
   16       54,572       15,505     15,505     136,940     42,636     42,636     136,940       106,734     106,734       136,940
   17       57,300       14,878     14,878     136,940     44,224     44,224     136,940       117,737     117,737       140,108
   18       60,165       14,208     14,208     136,940     45,851     45,851     136,940       129,891     129,891       153,272
   19       63,174       13,490     13,490     136,940     47,515     47,515     136,940       143,303     143,303       167,664
   20       66,332       12,720     12,720     136,940     49,218     49,218     136,940       158,102     158,102       183,399
   25       84,659        7,361      7,361     136,940     57,928     57,928     136,940       258,575     258,575       276,676
   30      108,049        0 (3)      0 (3)     136,940     65,514     65,514     136,940       423,100     423,100       444,255
   35      137,900        0 (3)      0 (3)     136,940     67,464     67,464     136,940       689,111     689,111       723,566
   40      176,000        0 (3)      0 (3)     136,940     53,739     53,739     136,940     1,112,589   1,112,589     1,168,219
   45      224,625        0 (3)      0 (3)     136,940      0 (3)      0 (3)     136,940     1,798,715   1,798,715     1,816,702
   50      286,685        0 (3)      0 (3)     136,940      0 (3)      0 (3)     136,940     2,958,049   2,958,049     2,958,049

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $25,000 PLANNED SINGLE PREMIUM
                              $136,940 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                               0% Hypothetical                   6% Hypothetical                      12% Hypothetical
                           Gross Investment Return           Gross Investment Return               Gross Investment Return
                           -----------------------        -----------------------------        --------------------------------
End Of     Accumulated  Policy      Cash       Death      Policy     Cash        Death         Policy       Cash        Death
Policy     Premiums (2) Value       Surrender  Benefit    Value      Surrender  Benefit        Value        Surrender   Benefit
Year (1)                            Value                             Value                                 Value
  1         26,250      24,329      22,346     136,940     25,792     23,676     136,940        27,254      25,005       136,940
  2         27,563      23,665      21,954     136,940     26,603     24,654     136,940        29,711      27,690       136,940
  3         28,941      23,006      21,553     136,940     27,432     25,666     136,940        32,390      30,619       136,940
  4         30,388      22,348      21,141     136,940     28,277     26,757     136,940        35,308      33,787       136,940
  5         31,907      21,689      20,714     136,940     29,137     27,866     136,940        38,486      37,215       136,940
  6         33,502      21,025      20,269     136,940     30,009     28,988     136,940        41,947      40,927       136,940
  7         35,178      20,352      19,801     136,940     30,889     30,118     136,940        45,716      44,994       136,940
  8         36,936      19,664      19,385     136,940     31,773     31,367     136,940        49,819      49,415       136,940
  9         38,783      18,956      18,935     136,940     32,658     32,627     136,940        54,286      54,254       136,940
 10         40,722      18,222      18,222     136,940     33,538     33,538     136,940        59,150      59,150       136,940
 11         42,758      17,623      17,623     136,940     34,740     34,740     136,940        65,071      65,071       136,940
 12         44,896      16,972      16,972     136,940     35,946     35,946     136,940        71,589      71,589       136,940
 13         47,141      16,254      16,254     136,940     37,147     37,147     136,940        78,769      78,769       136,940
 14         49,498      15,454      15,454     136,940     38,332     38,332     136,940        86,684      86,684       136,940
 15         51,973      14,553      14,553     136,940     39,485     39,485     136,940        95,419      95,419       136,940
 16         54,572      13,529      13,529     136,940     40,590     40,590     136,940       105,075     105,075       136,940
 17         57,300      12,350      12,350     136,940     41,622     41,622     136,940       115,768     115,768       137,764
 18         60,165      11,002      11,002     136,940     42,571     42,571     136,940       127,586     127,586       150,552
 19         63,174       9,447       9,447     136,940     43,409     43,409     136,940       140,593     140,593       164,494
 20         66,332       7,647       7,647     136,940     44,107     44,107     136,940       154,903     154,903       179,687
 25         84,659       0 (3)       0 (3)     136,940     43,940     43,940     136,940       251,467     251,467       269,070
 30        108,049       0 (3)       0 (3)     136,940     29,650     29,650     136,940       408,399     408,399       428,819
 35        137,900       0 (3)       0 (3)     136,940      0 (3)      0 (3)     136,940       656,703     656,703       689,538
 40        176,000       0 (3)       0 (3)     136,940      0 (3)      0 (3)     136,940     1,039,462   1,039,462     1,091,435
 45        224,625       0 (3)       0 (3)     136,940      0 (3)      0 (3)     136,940     1,651,209   1,651,209     1,667,721
 50        286,685       0 (3)       0 (3)     136,940      0 (3)      0 (3)     136,940     2,715,423   2,715,423     2,715,423

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $100,000 PLANNED SINGLE PREMIUM
                              $571,810 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                               0% Hypothetical                  6% Hypothetical                       12% Hypothetical
                           Gross Investment Return          Gross Investment Return                Gross Investment Return
                           -----------------------        -----------------------------       -----------------------------------
End Of     Accumulated   Policy     Cash        Death     Policy     Cash        Death        Policy          Cash          Death
Policy     Premiums (2)  Value      Surrender  Benefit    Value      Surrender  Benefit         Value        Surrender     Benefit
Year (1)                             Value                            Value                                   Value
    1       105,000      97,582      89,627    571,810    103,441     94,953     571,810        109,299       100,279      571,810
    2       110,250      95,185      88,299    571,810    106,967     99,129     571,810        119,436       111,353      571,810
    3       115,763      92,798      86,933    571,810    110,574    103,491     571,810        130,484       123,401      571,810
    4       121,551      90,448      85,554    571,810    114,293    108,209     571,810        142,556       136,473      571,810
    5       127,628      88,129      84,158    571,810    118,122    113,039     571,810        155,748       150,664      571,810
    6       134,010      85,836      82,739    571,810    122,062    117,979     571,810        170,159       166,076      571,810
    7       140,710      83,558      81,290    571,810    126,108    123,025     571,810        185,900       182,817      571,810
    8       147,746      81,285      80,126    571,810    130,255    128,630     571,810        203,091       201,466      571,810
    9       155,133      79,010      78,924    571,810    134,503    134,378     571,810        221,869       221,744      571,810
   10       162,889      76,718      76,718    571,810    138,843    138,843     571,810        242,376       242,376      571,810
   11       171,034      75,105      75,105    571,810    144,641    144,641     571,810        267,324       267,324      571,810
   12       179,586      73,417      73,417    571,810    150,625    150,625     571,810        294,850       294,850      571,810
   13       188,565      71,639      71,639    571,810    156,792    156,792     571,810        325,229       325,229      571,810
   14       197,993      69,737      69,737    571,810    163,125    163,125     571,810        358,763       358,763      571,810
   15       207,893      67,709      67,709    571,810    169,633    169,633     571,810        395,807       395,807      571,810
   16       218,287      65,532      65,532    571,810    176,310    176,310     571,810        436,752       436,752      571,810
   17       229,202      63,190      63,190    571,810    183,154    183,154     571,810        482,041       482,041      573,628
   18       240,662      60,663      60,663    571,810    190,166    190,166     571,810        532,094       532,094      627,871
   19       252,695      57,935      57,935    571,810    197,345    197,345     571,810        587,328       587,328      687,174
   20       265,330      54,989      54,989    571,810    204,695    204,695     571,810        648,279       648,279      752,003
   25       338,635      33,953      33,953    571,810    242,462    242,462     571,810      1,062,069     1,062,069    1,136,414
   30       432,194       0 (3)       0 (3)    571,810    276,020    276,020     571,810      1,739,650     1,739,650    1,826,633
   35       551,602       0 (3)       0 (3)    571,810    287,169    287,169     571,810      2,835,213     2,835,213    2,976,974
   40       703,999       0 (3)       0 (3)    571,810    236,194    236,194     571,810      4,579,339     4,579,339    4,808,306
   45       898,501       0 (3)       0 (3)    571,810      8,516      8,516     571,810      7,405,194     7,405,194    7,479,246
   50     1,146,740       0 (3)       0 (3)    571,810      0 (3)      0 (3)     571,810     12,179,924    12,179,924   12,179,924

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $100,000 PLANNED SINGLE PREMIUM
                              $571,810 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                               0% Hypothetical                  6% Hypothetical                       12% Hypothetical
                           Gross Investment Return          Gross Investment Return                Gross Investment Return
                           -----------------------       -------------------------------      ----------------------------------
End Of     Accumulated   Policy    Cash       Death      Policy     Cash         Death        Policy        Cash          Death
Policy     Premiums (2)  Value     Surrender  Benefit    Value      Surrender    Benefit       Value        Surrender     Benefit
Year (1)                           Value                            Value                                   Value
   1        105,000      97,582     89,627    571,810    103,441      94,953     571,810       109,299       100,279      571,810
   2        110,250      95,185     88,299    571,810    106,967      99,129     571,810       119,436       111,353      571,810
   3        115,763      92,798     86,933    571,810    110,574     103,491     571,810       130,484       123,401      571,810
   4        121,551      90,409     85,518    571,810    114,255     108,171     571,810       142,520       136,436      571,810
   5        127,628      88,007     84,041    571,810    118,000     112,917     571,810       155,628       150,544      571,810
   6        134,010      85,573     82,487    571,810    121,798     117,715     571,810       169,900       165,816      571,810
   7        140,710      83,093     80,839    571,810    125,637     122,553     571,810       185,436       182,353      571,810
   8        147,746      80,544     79,398    571,810    129,499     127,874     571,810       202,349       200,724      571,810
   9        155,133      77,906     77,821    571,810    133,369     133,244     571,810       220,759       220,634      571,810
  10        162,889      75,150     75,150    571,810    137,222     137,222     571,810       240,801       240,801      571,810
  11        171,034      72,947     72,947    571,810    142,399     142,399     571,810       265,166       265,166      571,810
  12        179,586      70,517     70,517    571,810    147,601     147,601     571,810       291,983       291,983      571,810
  13        188,565      67,807     67,807    571,810    152,789     152,789     571,810       321,514       321,514      571,810
  14        197,993      64,752     64,752    571,810    157,912     157,912     571,810       354,059       354,059      571,810
  15        207,893      61,272     61,272    571,810    162,912     162,912     571,810       389,965       389,965      571,810
  16        218,287      57,278     57,278    571,810    167,718     167,718     571,810       429,642       429,642      571,810
  17        229,202      52,634     52,634    571,810    172,228     172,228     571,810       473,568       473,568      571,810
  18        240,662      47,286     47,286    571,810    176,400     176,400     571,810       522,190       522,190      616,184
  19        252,695      41,074     41,074    571,810    180,116     180,116     571,810       575,717       575,717      673,589
  20        265,330      33,842     33,842    571,810    183,257     183,257     571,810       634,608       634,608      736,145
  25        338,635       0 (3)      0 (3)    571,810    183,915     183,915     571,810     1,032,020     1,032,020    1,104,261
  30        432,194       0 (3)      0 (3)    571,810    126,328     126,328     571,810     1,677,872     1,677,872    1,761,766
  35        551,602       0 (3)      0 (3)    571,810      0 (3)       0 (3)     571,810     2,699,807     2,699,807    2,834,797
  40        703,999       0 (3)      0 (3)    571,810      0 (3)       0 (3)     571,810     4,275,169     4,275,169    4,488,928
  45        898,501       0 (3)      0 (3)    571,810      0 (3)       0 (3)     571,810     6,792,999     6,792,999    6,860,929
  50      1,146,740       0 (3)      0 (3)    571,810      0 (3)       0 (3)     571,810    11,172,950    11,172,950   11,172,950

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       CONSOLIDATED FINANCIAL STATEMENTS
                        THE MANUFACTURERS LIFE INSURANCE
                               COMPANY OF AMERICA

                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                       WITH REPORT OF INDEPENDENT AUDITORS

                                    CONTENTS

Report of Independent Auditors..................................................
Audited Consolidated Financial Statements.......................................
     Consolidated Balance Sheets................................................
     Consolidated Statements of Income..........................................
     Consolidated Statements of Changes in Capital And Surplus..................
     Consolidated Statements of Cash Flows......................................
Notes to Consolidated Financial Statements......................................

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
The Manufacturers Life Insurance Company of America

We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company of America as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company of America at December 31, 1998 and 1997, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.


Philadelphia, Pennsylvania
March 15, 1999

                                                               Ernst & Young LLP

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED BALANCE SHEETS

As at December 31 ($ thousands)
ASSETS                                                                       1998                     1997
INVESTMENTS:
Securities available-for-sale, at fair value: (note 3)
   Fixed maturity (amortized cost: 1998 $45,248; 1997 $66,565)         $   49,254               $   67,893
   Equity (cost: 1998 $ 19,219;  1997 $20,153)                             20,524                   19,460
Short-term investments                                                        459                    2,130
Policy loans                                                               19,320                   14,673
TOTAL INVESTMENTS                                                      $   89,557               $  104,156
Cash and cash equivalents                                              $   23,789               $   19,882
Deferred acquisition costs (note 5)                                       163,506                  130,355
Income taxes recoverable                                                    2,665                    5,679
Other assets                                                                9,062                    9,495
Separate account assets                                                 1,075,231                  897,044
----------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                           $1,363,810               $1,166,611
==========================================================================================================

LIABILITIES, CAPITAL AND SURPLUS                                             1998                     1997
----------------------------------------------------------------------------------------------------------
LIABILITIES:
Policyholder liabilities and accruals                                  $   60,830               $   94,477
Notes payable (note 7)                                                          -                   41,500
Due to affiliates                                                           5,133                   13,943
Deferred income taxes (note 6)                                                763                    1,174
Other liabilities                                                          18,656                   11,704
Separate account liabilities                                            1,075,231                  897,044
TOTAL LIABILITIES                                                      $1,160,613               $1,059,842
==========================================================================================================
CAPITAL AND SURPLUS:
Common shares (note 8)                                                 $    4,502               $    4,502
Preferred shares (note 8)                                                  10,500                   10,500
Contributed surplus                                                       193,096                   98,569
Retained earnings (deficit)                                                (2,664)                  (1,910)
Accumulated other comprehensive income (loss)                              (2,237)                  (4,892)
TOTAL CAPITAL AND SURPLUS                                              $  203,197               $  106,769
TOTAL LIABILITIES, CAPITAL AND SURPLUS                                 $1,363,810               $1,166,611
==========================================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

Consolidated Statements of Income

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                            1998            1997            1996
-------------------------------------------------------------------------------------------------------------
REVENUE:
     Premiums                                                        $  9,290        $  8,607        $ 12,898
     Consideration paid on reinsurance terminated (note 10)           (40,975)             --              --
     Fee income                                                        54,547          38,682          40,434
     Net investment income (note 3)                                     6,128           8,275          19,651
     Realized investment gains (losses)                                  (206)            118            (119)
     Other                                                              1,082             544             668
-------------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                                        $ 29,866        $ 56,226        $ 73,532
-------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:
     Policyholder benefits and claims                                $ 16,541        $  6,733        $ 14,473
     Reduction of reserves on reinsurance terminated (note 10)        (40,975)             --              --
     Operating costs and expenses                                      41,676          41,742          34,581
     Commissions                                                        2,561           2,838          10,431
     Amortization of deferred acquisition costs (note 5)                9,266           4,860          13,240
     Interest expense                                                   1,722           2,750          12,251
     Policyholder dividends                                               221           1,416             872
-------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                            31,012          60,339          85,848
-------------------------------------------------------------------------------------------------------------
LOSS BEFORE INCOME TAXES                                               (1,146)         (4,113)        (12,316)
-------------------------------------------------------------------------------------------------------------
INCOME TAX BENEFIT (NOTE 6)                                               392             477           3,909
-------------------------------------------------------------------------------------------------------------
NET LOSS                                                             $   (754)       $ (3,636)       $ (8,407)
-------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                                                                             ACCUMULATED
                                                                             RETAINED           OTHER             TOTAL
  FOR THE YEARS ENDED DECEMBER 31             CAPITAL       CONTRIBUTED      EARNINGS       COMPREHENSIVE      CAPITAL AND
  ($ thousands)                                STOCK          SURPLUS        (DEFICIT)      INCOME (LOSS)        SURPLUS
  ------------------------------------------------------------------------------------------------------------------------
  Balance at January 1, 1996                 $  15,002       $  83,569       $  10,133        $   1,816        $ 110,520
  Issuance of shares                                --          15,000              --               --           15,000
  Comprehensive income (loss) (note 2)              --              --          (8,407)            (483)          (8,890)
  ------------------------------------------------------------------------------------------------------------------------
  BALANCE, DECEMBER 31, 1996                 $  15,002       $  98,569       $   1,726        $   1,333        $ 116,630
  Comprehensive income (loss) (note 2)              --              --          (3,636)          (6,225)          (9,861)
  ------------------------------------------------------------------------------------------------------------------------
  BALANCE, DECEMBER 31, 1997                 $  15,002       $  98,569       $  (1,910)       $  (4,892)       $ 106,769
  Capital contribution (note 8)                     --          94,527              --               --           94,527
  Comprehensive income (loss) (note 2)              --              --            (754)           2,655            1,901
  ------------------------------------------------------------------------------------------------------------------------
  BALANCE, DECEMBER 31, 1998                 $  15,002       $ 193,096       $  (2,664)       $  (2,237)       $ 203,197
  ========================================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                                        1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net Loss                                                                        $    (754)     $  (3,636)     $  (8,407)
Adjustments to reconcile net loss to net cash used in operating activities:
     Additions (deductions)  to policy liabilities and accruals                   (36,217)        (2,147)         3,287
     Deferred acquisition costs                                                   (43,065)       (33,544)       (36,024)
     Amortization of deferred acquisition costs                                     9,266          4,860         13,240
     Realized (gains) losses on investments                                           206           (118)           119
     Decreases (increases) to deferred  income taxes                               (1,796)         2,730            777
     Other                                                                          3,067          7,144          6,540
-----------------------------------------------------------------------------------------------------------------------
Net cash used in operating activities                                           $ (69,293)     $ (24,711)     $ (20,468)
-----------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Fixed maturity securities sold                                                  $  27,852      $  73,772      $ 120,234
Fixed maturity securities purchased                                                (6,429)       (89,763)      (108,401)
Equity securities sold                                                              8,555         10,586         25,505
Equity securities purchased                                                        (8,082)       (11,289)       (22,203)
Mortgage loans repaid                                                                  --            514          6,669
Net change in short-term investments                                                1,671          4,558         (2,992)
Net policy loans advanced                                                          (4,647)        (4,851)        (2,867)
Guaranteed annuity contracts                                                           --        171,691        (16,356)
-----------------------------------------------------------------------------------------------------------------------
Cash provided by investing activities                                           $  18,920      $ 155,218      $   2,581
-----------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Receipts from variable life and annuity policies
     credited to policyholder account balances                                  $   7,981      $   7,582      $   5,493
Withdrawals of policyholder account balances on
     variable life and annuity policies                                            (5,410)        (3,252)        (2,994)
Bonds payable repaid                                                                   --       (158,760)            --
Issuance of shares                                                                     --             --         15,000
Issuance of promissory note                                                            --         33,000             --
Capital Contribution                                                               51,709             --             --
-----------------------------------------------------------------------------------------------------------------------
Cash provided by (used in) financing activities                                 $  54,280      $(121,430)     $  17,499
-----------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS:
Increase (decrease) during the year                                                 3,907          9,077         (3,380)
Balance, beginning of year                                                         19,882         10,805         14,185
-----------------------------------------------------------------------------------------------------------------------
BALANCE, END OF YEAR                                                            $  23,789      $  19,882      $  10,805
=======================================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

                            (IN THOUSANDS OF DOLLARS)

1.       ORGANIZATION

         The Manufacturers Life Insurance Company of America (the "Company") is a wholly-owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA"), which is in turn an indirectly wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife Financial"), a Canadian-based mutual life insurance company. The Company markets variable annuity and variable life products in the United States and traditional insurance products in Taiwan.

         On December 31, 1996, ManUSA transferred to the Company all of the common and preferred shares of Manulife Holding Corporation ("Holdco"), an investment holding company. The Company then transferred all the common and preferred shares of Manufacturers Adviser Corporation ("MAC") to Holdco for two shares of $1 common stock of Holdco. Holdco has primarily three wholly-owned subsidiaries, ManEquity Inc., a registered broker/dealer, MAC, an investment fund management company, and Manulife Capital Corporation ("MCC"), an investment holding company.

         In October 1997, the Manufacturers Life Mortgage Securities Corporation ("MLMSC"), a subsidiary of Holdco, was absorbed into Holdco subsequent to the maturity and repayment of the mortgage-backed US dollar bonds. All assets and liabilities of MLMSC were transferred to Holdco at their respective book values.

         These transfers have been accounted for using the pooling-of-interests method of accounting. Under this method, the assets, liabilities, capital and surplus, revenues and expenses of each separate entity are combined retroactively at their historical carrying values to form the financial statements of the Company for all periods presented to give effect to the reorganization as if the structure in place at December 31, 1996 had been in place as of the earliest period presented in these consolidated financial statements. The accounts of all subsidiary companies are therefore combined and all significant intercompany balances and transactions are eliminated on combination. In addition, the capital and surplus of the Company has been restated retroactively to reflect the capital structure in place at December 31, 1996.

         The revenues and net income reported by the separate entities and the combined amounts presented in the accompanying consolidated financial statements are as follows:

         FOR THE YEAR ENDED DECEMBER 31
                  ($ thousands)                          1996
                  -------------------------------------------
                  Revenue:
                    ManAmerica                       $ 54,404
                    Holdco                             15,543
                    MAC                                 3,585
                  -------------------------------------------
                  TOTAL REVENUE                      $ 73,532
                  -------------------------------------------
                  Net Income (loss):
                    ManAmerica                       $ (8,676)
                    Holdco                               (670)
                    MAC                                   939
                  -------------------------------------------
                  TOTAL NET LOSS                     $ (8,407)
                  ===========================================


2.       SIGNIFICANT ACCOUNTING POLICIES

      a) BASIS OF PRESENTATION

         The accompanying consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles ("GAAP").

         The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

         Certain reclassifications have been made to 1997 and 1996 financial information to conform to the 1998 presentation.

      b) RECENT ACCOUNTING STANDARDS

      i) During 1998, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for reporting and displaying comprehensive income and its components in a full set of general-purpose annual financial statements. Comprehensive income includes all changes in shareholder's equity during a period except those resulting from investments by and distributions to shareholders. The adoption of SFAS No. 130 resulted in revised and additional disclosures but had no effect on the financial position, results of operations, or liquidity of the Company.

         Total comprehensive income was as follows:

          FOR THE YEARS ENDED DECEMBER 31
          ($ thousands)                                                        1998         1997         1996
          ---------------------------------------------------------------------------------------------------
          NET INCOME (LOSS)                                                 $  (754)     $(3,636)     $(8,407)
          ---------------------------------------------------------------------------------------------------
          OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
            Unrealized holding gains (losses) arising during the period       2,435       (1,030)        (560)
            Foreign currency translation                                         86       (5,272)          --
             Reclassification adjustment for realized gains (losses)
                 included in net income                                        (134)          77          (77)
          ---------------------------------------------------------------------------------------------------
          Other comprehensive income (loss)                                   2,655       (6,225)        (483)
          ---------------------------------------------------------------------------------------------------
          COMPREHENSIVE INCOME (LOSS)                                       $ 1,901      $(9,861)     $(8,890)
          ===================================================================================================

          Other comprehensive income (loss) is reported net of tax expense (benefit) of $1,430, $(513), and $260 for 1998, 1997, and 1996,
          respectively.

          Accumulated other comprehensive income is comprised of the following:

         AS AT DECEMBER 31
         ($ thousands)                                        1998         1997
         ----------------------------------------------------------------------
         UNREALIZED GAINS (LOSSES):
              Beginning balance                            $   380      $ 1,333
              Current period change                          2,569         (953)
         ----------------------------------------------------------------------
              Ending balance                               $ 2,949      $   380
         ----------------------------------------------------------------------
         FOREIGN CURRENCY:
              Beginning balance                            $(5,272)     $    --
              Current period change                             86       (5,272)
         ----------------------------------------------------------------------
              Ending balance                               $(5,186)     $(5,272)
         ----------------------------------------------------------------------
         ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)     $(2,237)     $(4,892)
         ======================================================================


     ii) During 1998, the Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information". SFAS No. 131 establishes standards for the disclosure of information about the Company's operating segments, including disclosures about products and services, geographic areas, and major customers. The adoption of SFAS No. 131 did not affect results of operations or financial position, nor did it affect the manner in which the Company defines its operating segments. The Company reports two business segments: Traditional Life Insurance sold in Taiwan and Variable Life and Annuities sold in the U.S. Refer to Note 12 for additional segment information.

     c)  INVESTMENTS

         The Company classifies all of its fixed maturity and equity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific identification method. Changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income after adjustments for deferred taxes and deferred acquisition costs. Discounts and premiums on investments are amortized using the effective interest method.

         Policy loans are reported at aggregate unpaid balances which approximate fair value.

         Short-term investments include investments with maturities of less than one year at the date of acquisition.

     d)  CASH EQUIVALENTS

         The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

     e)  DEFERRED ACQUISITION COSTS (DAC)

         Commissions and other expenses which vary with and are primarily related to the production of new business are deferred to the extent recoverable and included as an asset. DAC associated with variable annuity and variable life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional life insurance policies is charged to expense over the premium paying period of the related policies. DAC is adjusted for the impact on estimated future gross profits assuming the unrealized gains or losses on securities had been realized at year-end. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, it is immediately expensed.

     f)  POLICYHOLDER LIABILITIES

         For variable annuity and variable life contracts, reserves equal the policyholder account value. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges and administrative expenses charged to the policyholders. Policy charges which compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC.

         Policyholder liabilities for traditional life insurance policies sold in Taiwan are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expense and interest rate yields that were established in the year of issue.

     g)  SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for variable annuity and variable life contracts, and for which the contract holder, rather than the Company, bears the investment risk Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements.

     h)  REVENUE RECOGNITION

         Fee income from variable annuity and variable life insurance policies consists of policy charges for the cost of insurance, expenses and surrender charges that have been assessed against the policy account balances. Policy charges that are designed to compensate the company for future services are deferred and recognized in income over the period benefited, using the same assumptions used to amortize DAC. Premiums on long-duration life insurance contracts are recognized as revenue when due. Investment income is recorded when due.

     i)  EXPENSES

         Expenses for variable annuity and variable life insurance policies include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances.

     j)  REINSURANCE

         The Company is routinely involved in reinsurance transactions in order to minimize exposure to large risks. Life reinsurance is accomplished through various plans including yearly renewable term, co-insurance and modified co-insurance. Reinsurance premiums, policy charges for cost of insurance and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees and claims are reported net of reinsured amounts. Amounts paid with respect to ceded reinsurance contracts are reported as reinsurance receivables in other assets.

     k)  FOREIGN EXCHANGE

         The Company's Taiwanese branch balance sheet and statement of income are translated at the current exchange and average exchange rates for the year respectively. The resultant translation adjustments are included in accumulated other comprehensive income.

     l)  INCOME TAX

         Income taxes have been provided for in accordance with SFAS No. 109 "Accounting for Income Taxes." The Company joins ManUSA, Manulife Reinsurance Corporation ("MRC") and Manulife Reinsurance Limited ("MRL") in filing a U.S. consolidated income tax return as a life insurance group under provisions of the Internal Revenue Code. In accordance with an income tax sharing agreement, the Company's income tax provision (or benefit) is computed as if the Company filed a separate income tax return. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable to the Company, provided the consolidated group utilizes such benefits currently. Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Income taxes recoverable represents amounts due from ManUSA in connection with the consolidated return.

3.       INVESTMENTS AND INVESTMENT INCOME

     a)  FIXED MATURITY AND EQUITY SECURITIES

         At December 31, 1998, all fixed maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:

                                                                         GROSS                 GROSS
                                              AMORTIZED COST       UNREALIZED GAINS      UNREALIZED LOSSES          FAIR VALUE
         AS AT DECEMBER 31,
         ($ thousands)                         1998       1997       1998       1997       1998        1997        1998       1997
         -------------------------------------------------------------------------------------------------------------------------
         FIXED MATURITY SECURITIES:
         U.S. government                    $27,349    $51,694    $ 2,578    $   937    $    --     $  (135)    $29,927    $52,496
         Foreign governments                  9,353      6,922        709        203         --         (14)     10,062      7,111
         Corporate                            8,546      7,949        719        415         --         (78)      9,265      8,286
         -------------------------------------------------------------------------------------------------------------------------
         Total fixed maturity securities    $45,248    $66,565    $ 4,006    $ 1,555    $    --     $  (227)    $49,254    $67,893

         Equity securities                  $19,219    $20,153    $ 3,217    $ 1,496    $(1,912)    $(2,189)    $20,524    $19,460
         =========================================================================================================================

         Proceeds from sales of fixed maturity securities during 1998 were $27,852 (1997 $73,772; 1996 $120,234). Gross gains of $362 and gross losses of $107 were realized on those sales (1997 $955 and $837; 1996 $1,858 and $1,837 respectively).

         Proceeds from sale of equity securities during 1998 were $8,555 (1997 $10,586; 1996 $25,505). Gross gains of $16 and gross losses of $477 were realized on those sales (1997 $NIL and $NIL; 1996 $NIL and $140 respectively).

         The contractual maturities of fixed maturity securities at December 31, 1998 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.


         ($ thousands)                            AMORTIZED COST      FAIR VALUE
         -----------------------------------------------------------------------
         Fixed maturity securities
              One year or less                        $ 1,174          $ 1,179
              Greater than 1; up to 5 years             7,792            8,081
              Greater than 5; up to 10 years           24,422           26,395
              Due after 10 years                       11,860           13,599
         -----------------------------------------------------------------------
         TOTAL FIXED MATURITY SECURITIES              $45,248          $49,254
         =======================================================================

     b)  INVESTMENT INCOME

         Income by type of investment was as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                              1998        1997        1996
         -----------------------------------------------------------------------
         Fixed maturity securities               $ 4,675     $ 4,545     $ 4,447
         Equity securities                           227         331         671
         Guaranteed annuity contracts                 --       2,796      13,196
         Other investments                         1,485         772       1,697
         -----------------------------------------------------------------------
         Gross investment income                   6,387       8,444      20,011
         -----------------------------------------------------------------------
         Investment expenses                         259         169         360
         -----------------------------------------------------------------------
         NET INVESTMENT INCOME                   $ 6,128     $ 8,275     $19,651
         =======================================================================

4.       GUARANTEED ANNUITY CONTRACTS AND BONDS PAYABLE

         The Company's wholly-owned subsidiary, Manufacturers Life Mortgage Securities Corporation, has historically invested amounts received as repayments of mortgage loans in annuities issued by ManUSA. These annuities were collateral for the 8 1/4 % mortgage-backed bonds payable. On March 1, 1997 the annuities matured and the proceeds were used to repay the bonds payable.

         In October 1997, MLMSC was absorbed into Manulife Holding Corporation.

5.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                    1998           1997           1996
         -----------------------------------------------------------------------------------
         Balance at January 1,                       $ 130,355      $ 102,610      $  78,829
         Capitalization                                 43,065         33,544         36,024
         Accretion of interest                          11,417          9,357          6,344
         Amortization                                  (20,683)       (14,217)       (19,583)
         Effect of net unrealized gains (losses)
              on securities available for sale            (784)         1,268            996
         Currency                                          136         (2,207)            --
         -----------------------------------------------------------------------------------
         BALANCE AT DECEMBER 31                      $ 163,506      $ 130,355      $ 102,610
         ===================================================================================


6.       INCOME TAXES

         Components of income tax expense (benefit) were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                           1998         1997         1996
         -----------------------------------------------------------------------
         Current expense (benefit)            $ 1,404      $(3,207)     $(4,686)
         Deferred expense (benefit)            (1,796)       2,730          777
         -----------------------------------------------------------------------
         TOTAL EXPENSE (BENEFIT)              $  (392)     $  (477)     $(3,909)
         =======================================================================

         The Company's deferred income tax liability, which results from tax effecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date, relates to the following:

         AS AT DECEMBER 31
         ($ thousands)                                         1998          1997
         ------------------------------------------------------------------------
         DEFERRED TAX ASSETS:
              Differences in computing policy reserves     $ 38,888      $ 34,291
              Policyholder dividends payable                     --           240
              Investments                                       708           793
              Other deferred tax assets                         333            --
         ------------------------------------------------------------------------
         Deferred tax assets                               $ 39,929      $ 35,324
         ------------------------------------------------------------------------
         DEFERRED TAX LIABILITIES:
              Deferred acquisition costs                   $ 38,778      $ 30,682
              Investments                                     1,859           166
              Policyholder dividends payable                     55            --
              Other deferred tax liabilities                     --         5,650
         ------------------------------------------------------------------------
         Deferred tax liabilities                          $ 40,692      $ 36,498
         ------------------------------------------------------------------------
         NET DEFERRED TAX LIABILITIES                      $   (763)     $ (1,174)
         ========================================================================


         At December 31, 1998, the consolidated group has utilized all available operating loss carryforwards and net capital loss carryforwards. The losses of the Company, MRC and ManUSA may be used to offset the ordinary and capital gain income of MRL. However, losses of MRL may not be used to offset the income of the other members of the consolidated group.

7.       NOTES PAYABLE

         a) On June 15, 1998, the outstanding promissory note in the amount of $33,000 plus interest at 6.95% issued on December 5, 1997 payable to ManUSA was discharged and the amount due of $34,318 ($33,000 plus interest of $1,318) was recorded as a capital contribution.

         b) On December 31, 1998, the surplus debenture in the amount of $8,500 plus interest at 6.7% issued on December 31, 1995 to ManUSA was discharged and the amount due of $8,500 was recorded as a capital contribution.

8.   CAPITAL AND SURPLUS

         The Company has two classes of capital stock, as follows:

          AS AT DECEMBER 31:
          ($ thousands, except per share amounts)               1998        1997
          ----------------------------------------------------------------------
          AUTHORIZED:
              5,000,000 Common shares, Par value $1
              5,000,000 Preferred shares, Par value $100
          ISSUED AND OUTSTANDING:
              4,501,861 Common shares                        $ 4,502     $ 4,502
              105,000 Preferred shares                        10,500      10,500
          ----------------------------------------------------------------------
          TOTAL                                              $15,002     $15,002
          ======================================================================

         During 1996, the Company issued two common shares to its Parent Company in return for a capital contribution of $15,000.

         In 1998, the outstanding promissory note payable referred to in note 7(a) above, totaling $34,318, was discharged and recorded as a capital contribution.

         On December 31, 1998, the Company issued one common share to ManUSA in exchange for a capital contribution of $60,209. Included in this capital contribution was the discharge of the surplus debenture in the amount of $8,500 referred to in note 7(b) above.

         The Company is subject to statutory limitations on the payment of dividends to its Parent. Under Michigan Insurance Law, the payment of dividends to shareholders is restricted to the surplus earnings of the Company, unless prior approval is obtained from the Michigan Insurance Bureau.

         The aggregate statutory capital and surplus of the Company at December 31, 1998 was $121,799 (1997 $56,598). The aggregate statutory net loss of the Company for the year ended 1998 was $23,491 (1997 $2,550; 1996 $5,961). State regulatory authorities prescribe statutory accounting practices that differ in certain respects from generally accepted accounting principles followed by stock life insurance companies. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances and reserve calculation assumptions.

9.   FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and the estimated fair values of certain of the Company's financial instruments at December 31, 1998 were as follows:

                                                                         ESTIMATED
       ($ thousands)                                CARRYING VALUE       FAIR VALUE
       ----------------------------------------------------------------------------
       ASSETS:
           Fixed maturity and equity securities        $69,778            $69,778
           Short-term investments                          459                459
           Policy loans                                 19,320             19,320
           Cash and cash equivalents                    23,789             23,789
       ----------------------------------------------------------------------------

         The following methods and assumptions were used to estimate the fair values of the above financial instruments:

         FIXED MATURITY AND EQUITY SECURITIES: Fair values of fixed maturity and equity securities were based on quoted market prices, where available. Fair values were estimated using values obtained from independent pricing services.

         SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: Carrying values approximate fair values.

         POLICY LOANS: Carrying values approximate fair values.

10.      RELATED PARTY TRANSACTIONS

         The Company has formal service agreements with Manulife Financial and ManUSA which can be terminated by any party upon two months' notice. Under the agreements, the Company will pay direct operating expenses incurred each year by Manulife Financial and ManUSA on its behalf. Services provided under the agreement include legal, actuarial, investment, data processing and certain other administrative services. Costs incurred under these agreements were $34,070, $32,733 and $29,384 in 1998, 1997 and 1996 respectively. In addition, there were $12,817, $11,249 and $6,934 of agents bonuses allocated to the Company during 1998, 1997 and 1996, respectively, which are included in deferred acquisition costs.

         The Company has several reinsurance agreements with affiliated companies which may be terminated upon the specified notice by either party. These agreements are summarized as follows:

         (a) On December 31, 1998, the coinsurance treaties under which the Company had assumed two blocks of insurance from ManUSA were terminated. The Company's risk under these treaties was limited to $100,000 of initial face amount per claim plus a pro-rata share of any increase in face amount. Upon the termination of the treaties, the Company paid consideration in the amount of approximately $41.0 million to ManUSA and policyholder reserves totaling $41.0 million were recaptured by ManUSA. No gain or loss resulted from the termination of these treaties.

         (b) The Company cedes the risk in excess of $25,000 per life to MRC under the terms of an automatic reinsurance agreement

         (c) The Company cedes a substantial portion of its risk on its Flexible Premium Variable Life policies to MRC under the terms of a stop loss reinsurance agreement.

         Selected amounts relating to the above treaties reflected in the financial statements are as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                              1998        1997        1996
         -----------------------------------------------------------------------
         Life and annuity premiums assumed       $    48     $   509     $   724
         Life and annuity premiums ceded              76          69          99
         Policy reserves assumed                      --      40,975      44,497
         Policy reserves ceded                       145         130         304
         -----------------------------------------------------------------------

         Reinsurance recoveries on ceded reinsurance contracts to affiliates were $NIL, $3,972 and $NIL during 1998, 1997 and 1996 respectively.

         The Company and Manulife Financial have entered into an agreement whereby Manulife Financial provides a claims paying guarantee to the Company's U.S. policyholders. This claims paying guarantee does not apply to the Company's separate account contract holders

11.      REINSURANCE

         In the normal course of business, the Company assumes and cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations.

         The effects of reinsurance on premiums were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                              1998        1997        1996
         -----------------------------------------------------------------------
         Direct premiums                         $ 9,723     $ 8,607     $12,949
         Reinsurance ceded                           405         440         676
         -----------------------------------------------------------------------
         TOTAL PREMIUMS                          $ 9,318     $ 8,167     $12,273
         =======================================================================

         Reinsurance recoveries on ceded reinsurance contracts with unrelated insurance companies were $1,362, $909 and $357 during 1998, 1997 and 1996 respectively.

12.      SEGMENT DISCLOSURES

         The Company reports two business segments: Traditional Life Insurance sold in Taiwan and Variable Life and Annuities sold in the U.S. The Company's reportable segments have been determined based on geography, differences in product features, and distribution; the segments are also consistent with the Company's management structure. Segmented information for the Company is as follows:

         AS AT DECEMBER 31,
         ($ thousands)                                        TAIWAN          U.S.          TOTAL
         ------------------------------------------------------------------------------------------
         1998
         Premiums and fee income                            $   9,243      $  54,594      $  63,837
         Interest expense                                          --          1,722          1,722
         Income taxes (benefit)                                (1,219)           827           (392)
         Net income (loss)                                     (2,265)         1,511           (754)
         Total assets excluding separate account assets     $  30,268      $ 258,311      $ 288,579
         ------------------------------------------------------------------------------------------
         1997
         Premiums and fee income                            $   8,099      $  39,190      $  47,289
         Interest expense                                          --          2,750          2,750
         Income taxes (benefit)                                (1,526)         1,049           (477)
         Net income (loss)                                     (2,835)          (801)        (3,636)
         Total assets excluding separate account assets     $  25,401      $ 244,166      $ 269,567
         ------------------------------------------------------------------------------------------
         1996
         Premiums and fee income                            $  12,200      $  41,132      $  53,332
         Interest expense                                          --         12,251         12,251
         Income taxes (benefit)                                (6,125)         2,216         (3,909)
         Net income (loss)                                    (17,500)         9,093         (8,407)
         Total assets excluding separate account assets     $  15,268      $ 379,241      $ 394,509
         ------------------------------------------------------------------------------------------


         The accounting policies for each segment above are the same as those described in the summary of significant accounting policies. The Company has no intersegment revenues and no significant major customers.

13.      CONTINGENCIES

         The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

14.      UNCERTAINTY DUE TO THE YEAR 2000 RISK (UNAUDITED)

         The Year 2000 risk is the result of computer programs being written using two digits, rather than four, to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. The effects of the Year 2000 risk may be experienced before, on, or after January 1, 2000 and, if not addressed, could result in systems failures or miscalculations causing disruptions of normal business operations. It is not possible to be certain that the Company's Year 2000 program will fully resolve all aspects of the Year 2000 risk, including those related to third parties.

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                              Financial Statements

                       Three years ended December 31, 1998


                                    CONTENTS


Report of Independent Auditors......................................
Audited Financial Statements
Statement of Assets and Liabilities.................................
Statements of Operations............................................
Statements of Changes in Net Assets.................................
Notes to Financial Statements.......................................

                         Report of Independent Auditors


To the Board of Directors
The Manufacturers Life Insurance
    Company of America

We have audited the accompanying statement of assets and liabilities of Separate Account Three of The Manufacturers Life Insurance Company of America as of December 31, 1998 and the related statements of operations and changes in net assets for each of the periods presented therein. These financial statements are the responsibility of The Manufacturers Life Insurance Company of America's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Separate Account Three of The Manufacturers Life Insurance Company of America at December 31, 1998, and the results of its operations and the changes in its net assets for each of the periods presented therein, in conformity with generally accepted accounting principles.



Philadelphia, Pennsylvania
February 4, 1999

                                             Ernst & Young LLP

                           SEPARATE ACCOUNT THREE OF
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                                                                        Sub-Account        Net Asset
                                                                            Net Asset      Units           Value Per
                                                                              Value      Outstanding         Unit
                                                                            ----------------------------------------
Investment in Manufacturers Investment Trust--at market value:
   Emerging Growth Trust, 2,802,542 shares (cost $62,104,620)                $ 66,756,555   $  1,547,427   $   43.14
   Quantitative Equity Trust, 2,069,537 shares (cost $38,807,860)              52,193,727      1,202,134       43.42
   Real Estate Securities Trust, 1,536,662 shares (cost $24,594,352)           22,696,503        689,209       32.93
   Balanced Trust, 2,589,172 shares (cost $43,897,491)                         50,229,936      1,674,992       29.99
   Capital Growth Bond Trust, 1,757,260 shares (cost $19,935,560)              21,245,278        929,261       22.86
   Money Market Trust, 3,170,806 shares (cost $31,708,063)                     31,708,063      1,731,857       18.31
   International Stock Trust, 1,585,335 shares (cost $18,934,357)              20,577,642      1,473,246       13.97
   Pacific Rim Emerging Markets Trust, 822,886 shares (cost $5,198,434)         5,620,314        772,206        7.28
   Equity Index Trust, 2,839,061 shares (cost $37,536,543)                     43,806,714      2,221,635       19.72
   Equity Trust, 1,257,356 shares (cost $25,523,708)                           24,493,286      1,651,448       14.83
   Value Equity Trust, 1,044,760 shares (cost $16,442,598)                     18,575,830      1,154,317       16.09
   Growth and Income Trust, 1,165,238 shares (cost $26,765,264)                33,127,715      1,678,270       19.74
   U.S. Government Securities Trust, 239,148 shares (cost $3,198,130)           3,305,023        276,793       11.94
   Conservative Asset Allocation Trust, 80,313 shares (cost $925,126)             950,102         73,213       12.98
   Moderate Asset Allocation Trust, 234,294 shares (cost $2,942,382)            3,125,486        218,986       14.27
   Aggressive Asset Allocation Trust, 237,596 shares (cost $3,281,821)          3,625,719        233,924       15.50
   International Small Cap Trust, 176,272 shares (cost $2,492,390)              2,693,435        190,424       14.14
   Blue Chip Growth Trust, 566,488 shares (cost $8,957,998)                    10,717,944        519,809       20.62
   Science & Technology Trust, 252,885 shares (cost $3,476,302)                 4,936,311        244,906       20.16
   Pilgram Baxter Growth Trust, 122,992 shares (cost $1,528,419)                1,603,809        105,774       15.16
   Small/Mid Cap Trust, 296,586 shares (cost $5,033,231)                        5,863,507        299,424       19.58
   Worldwide Growth Trust, 71,291 shares (cost $1,065,955)                      1,080,064         72,735       14.85
   Global Equity Trust, 208,185 shares (cost $3,996,239)                        4,242,810        259,150       16.37
   Growth Trust, 329,119 shares (cost $6,264,920)                               6,746,944        363,585       18.56
   Value Trust, 253,715 shares (cost $3,817,475)                                3,567,228        251,058       14.21
   International Growth and Income Trust, 124,135 shares (cost $1,357,908       1,405,214        104,239       13.48
   High Yield Trust, 162,690 shares (cost $2,211,281)                           2,101,957        147,641       14.24
   Strategic Bond Trust, 247,629 shares (cost $2,962,146)                       2,902,215        210,298       13.80
   Global Government Bond Trust, 46,669 shares (cost $634,469)                    640,768         45,061       14.22
   Investment Quality Bond Trust, 114,782 shares (cost $1,396,240)              1,430,181         96,815       14.77
   Lifestyle Aggressive 1000 Trust, 288,431 shares (cost $3,929,209)            3,862,092        257,160       15.02
   Lifestyle Growth 820 Trust, 1,150,754 shares (cost $15,767,114)             15,857,396      1,049,185       15.11
   Lifestyle Balanced 640 Trust, 422,244 shares (cost $5,614,581)               5,696,069        382,101       14.91
   Lifestyle Moderate 460 Trust, 48,767 shares (cost $658,448)                    678,344         44,619       15.20
   Lifestyle Conservative 280 Trust, 7,984 shares (cost $102,293)                 108,017          7,151       15.11
   Small Company Value Trust, 32,243 shares (cost $355,941)                       366,605         42,981        8.53
                                                                             ------------
Net assets                                                                   $478,538,803
                                                                             ============


See accompanying notes.

                            SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                            STATEMENTS OF OPERATIONS

                                                                      EMERGING GROWTH
                                                                       SUB-ACCOUNT
                                                        ------------------------------------------
                                                        YEAR ENDED      YEAR ENDED    YEAR ENDED
                                                         DEC. 31/98     DEC. 31/97    DEC. 31/96
                                                        ------------------------------------------
Net investment income:
   Dividend income                                       $   995,471    $       --    $ 7,702,014
                                                         -----------------------------------------
Realized and unrealized gain (loss) on
 investments:
   Realized gain (loss) from security
     transactions:
       Proceeds from sales                                 6,100,016      7,107,331      4,088,127
       Cost of securities sold                             4,854,772      5,908,528      3,518,688
                                                         -----------------------------------------
   Net realized gain (loss)                                1,245,244      1,198,803        569,439
                                                         -----------------------------------------

   Unrealized appreciation (depreciation) of
    investments:
       Beginning of year                                   6,743,875     (1,640,500)     4,794,911
       End of year                                         4,651,935      6,743,875     (1,640,500)
                                                         -----------------------------------------
   Net unrealized appreciation (depreciation) during
     the year                                             (2,091,940)     8,384,375     (6,435,411)
                                                         -----------------------------------------

Net realized and unrealized gain (loss) on
   investments                                              (846,696)     9,583,178     (5,865,972)
                                                         -----------------------------------------

Net increase (decrease) in net assets derived from
   operations                                            $   148,775    $ 9,583,178    $ 1,836,042
                                                         =========================================


                                                                    QUANTITATIVE EQUITY
                                                                        SUB-ACCOUNT
                                                       ------------------------------------------
                                                        YEAR ENDED      YEAR ENDED    YEAR ENDED
                                                        DEC. 31/98      DEC. 31/97    DEC. 31/96
                                                       ------------------------------------------
Net investment income:
   Dividend income                                      $ 5,169,494     $        --   $ 4,240,752
                                                         ------------------------------------------

Realized and unrealized gain (loss) on
 investments:
   Realized gain (loss) from security
     transactions:
       Proceeds from sales                                4,267,545        3,096,117     1,222,403
       Cost of securities sold                            2,650,426        2,122,759       976,262
                                                         ------------------------------------------
   Net realized gain (loss)                               1,617,119          973,358       246,141
                                                         ------------------------------------------

   Unrealized appreciation (depreciation) of
    investments:
       Beginning of year                                   9,470,255       1,534,960     2,295,941
       End of year                                        13,385,867       9,470,255     1,534,960
                                                         ------------------------------------------
   Net unrealized appreciation (depreciation) during
     the year                                              3,915,612       7,935,295      (760,981)
                                                         ------------------------------------------

Net realized and unrealized gain (loss) on
   investments                                             5,532,731        8,908,653      (514,840)
                                                         ------------------------------------------

Net increase (decrease) in net assets derived from
   operations                                            $10,702,225      $ 8,908,653   $ 3,725,912
                                                         ==========================================

* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996

** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997

*** Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

See accompanying notes.

         REAL ESTATE SECURITIES                          BALANCED                           CAPITAL GROWTH BOND
               SUB-ACCOUNT                              SUB-ACCOUNT                             SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED     YEAR ENDED     YEAR/ENDED   YEAR/ENDED     YEAR/ENDED    YEAR ENDED  YEAR ENDED     YEAR ENDED    YEAR ENDED
DEC. 31/98      DEC 31/97      DEC.31/96   DEC. 31/98     DEC. 31/97    DEC. 31/96   DEC. 31/98    DEC. 31/97    DEC. 31/96
-------------------------------------------------------------------------------------------------------------------------------


$ 3,092,425    $        --   $ 2,776,056   $ 5,710,136    $        --   $ 4,478,042    $ 1,051,960   $        --    $   864,430
-------------------------------------------------------------------------------------------------------------------------------


  2,650,837      1,134,797       660,261     3,244,479      4,291,414     1,836,560      3,019,340     1,876,127      1,292,420
  2,269,138        898,569       631,891     2,557,957      3,671,860     1,674,031      2,667,419     1,866,847      1,363,232
-------------------------------------------------------------------------------------------------------------------------------
    381,699        236,228        28,370       686,522        619,554       162,529        351,921         9,280        (70,812)
-------------------------------------------------------------------------------------------------------------------------------

  5,819,408      2,155,063       748,034     6,626,044        958,041     2,693,376      1,199,605      (223,171)       153,798
 (1,897,849)     5,819,409     2,155,063     6,332,445      6,626,043       958,041      1,309,718     1,199,605       (223,171)
-------------------------------------------------------------------------------------------------------------------------------
 (7,717,257)     3,664,346     1,407,029      (293,599)     5,668,002    (1,735,335)       110,113     1,422,776       (376,969)
-------------------------------------------------------------------------------------------------------------------------------


 (7,335,558)     3,900,574     1,435,399       392,923      6,287,556    (1,572,806)       462,034     1,432,056       (447,781)
-------------------------------------------------------------------------------------------------------------------------------


$(4,243,133)   $ 3,900,574   $ 4,211,455   $ 6,103,059    $ 6,287,556   $ 2,905,236    $ 1,513,994   $ 1,432,056    $   416,649
===============================================================================================================================

                           SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                      STATEMENTS OF OPERATIONS (CONTINUED)



                                                                          MONEY MARKET
                                                                          SUB-ACCOUNT
                                                            ----------------------------------------------
                                                              YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                              DEC. 31/98     DEC. 31/97      DEC. 31/96
                                                            ----------------------------------------------
Net investment income:
   Dividend income                                          $  1,481,440   $  1,159,280    $  1,505,315
                                                              -----------------------------------------

Realized and unrealized gain (loss) on investments:
   Realized and unrealized gain (loss) from security
     transactions:
       Proceeds from sales                                    55,917,389     18,425,413      17,344,859
       Cost of securities sold                                55,917,389     19,340,111      16,936,049
                                                              -----------------------------------------
   Net realized gain (loss)                                           --       (914,698)        408,810
                                                              -----------------------------------------

   Unrealized appreciation (depreciation) of investments:
       Beginning of year                                              --       (914,724)        233,720
       End of year                                                    --              1        (914,724)
                                                              -----------------------------------------
   Net unrealized appreciation (depreciation) during
     the year                                                         --        914,725      (1,148,444)
                                                              -----------------------------------------

Net realized and unrealized gain (loss) on
   investments                                                        --             27        (739,634)
                                                              -----------------------------------------

Net increase (decrease) in net assets derived from
   operations                                               $  1,481,440   $  1,159,307    $    765,681
                                                            ===========================================

                                                                 INTERNATIONAL STOCK
                                                                     SUB-ACCOUNT
                                                       ---------------------------------------------
                                                        YEAR ENDED     YEAR ENDED        YEAR ENDED
                                                        DEC. 31/98     DEC. 31/97        DEC. 31/96
                                                       ---------------------------------------------
Net investment income:
   Dividend income                                     $    313,529   $    209,753    $    248,736
                                                       -------------------------------------------

Realized and unrealized gain (loss) on investments:
   Realized and unrealized gain (loss) from security
     transactions:
       Proceeds from sales                                4,550,901        780,310         289,302
       Cost of securities sold                            3,876,157        656,813         250,445
                                                       -------------------------------------------
   Net realized gain (loss)                                 674,744        123,497          38,857
                                                       -------------------------------------------

   Unrealized appreciation (depreciation) of investment
       Beginning of year                                    131,809        450,565          99,777
       End of year                                        1,643,285        131,811         450,565
                                                       -------------------------------------------
   Net unrealized appreciation (depreciation) during
     the year                                             1,511,476       (318,754)        350,788
                                                       -------------------------------------------

Net realized and unrealized gain (loss) on
   investments                                            2,186,220       (195,257)        389,645
                                                       -------------------------------------------

Net increase (decrease) in net assets derived from
   operations                                          $  2,499,749   $     14,496    $    638,381
                                                       ===========================================



* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996

** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997

*** Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

See accompanying notes.

       PACIFIC RIM EMERGING MARKETS
                SUB-ACCOUNT                          EQUITY INDEX SUB-ACCOUNT                       EQUITY SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
  YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED   PERIOD ENDED*   YEAR ENDED    YEAR ENDED   PERIOD ENDED*
  DEC. 31/98     DEC. 31/97     DEC. 31/96     DEC. 31/98     DEC. 31/97     DEC. 31/96    DEC. 31/98    DEC. 31/97     DEC. 31/96
---------------------------------------------------------------------------------------------------------------------------------
$        --    $    12,667    $   239,201    $ 1,392,501   $ 2,468,634    $   449,782    $ 3,871,537    $ 2,150,334   $    26,181
---------------------------------------------------------------------------------------------------------------------------------

  4,347,338      1,556,257        443,740      2,890,323     1,982,591        231,179      1,483,382      1,891,337        54,581
  6,967,881      1,571,876        374,390      2,287,244     1,529,141        214,759      1,636,220      1,889,551        56,756
---------------------------------------------------------------------------------------------------------------------------------
 (2,620,543)       (15,619)        69,350        603,079       453,450         16,420       (152,838)         1,786        (2,175)
---------------------------------------------------------------------------------------------------------------------------------



 (2,120,318)        67,813         88,856        488,049       (46,898)            --        737,427        495,686            --
    421,880     (2,120,317)        67,813      6,270,171       488,048        (46,898)    (1,030,422)       737,427       495,686
---------------------------------------------------------------------------------------------------------------------------------
  2,542,198     (2,188,130)       (21,043)     5,782,122       534,946        (46,898)    (1,767,849)       241,741       495,686
---------------------------------------------------------------------------------------------------------------------------------


    (78,345)    (2,203,749)        48,307      6,385,201       988,396        (30,478)    (1,920,687)       243,527       493,511
---------------------------------------------------------------------------------------------------------------------------------


$   (78,345)   $(2,191,082)   $   287,508    $ 7,777,702   $ 3,457,030    $   419,304    $ 1,950,850    $ 2,393,861   $   519,692
=================================================================================================================================

                           SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                      STATEMENTS OF OPERATIONS (CONTINUED)




                                                                     VALUE EQUITY SUB-ACCOUNT
                                                            --------------------------------------
                                                            YEAR ENDED   YEAR ENDED   PERIOD ENDED*
                                                            DEC. 31/98   DEC. 31/97    DEC. 31/96
                                                            --------------------------------------
Net investment income:
   Dividend income                                          $  976,745   $1,127,557   $    8,790
                                                            ------------------------------------


Realized and unrealized gain (loss) on investments:
   Realized and unrealized gain (loss) from
     security transactions:
       Proceeds from sales                                   1,391,651    1,288,325      438,548
       Cost of securities sold                               1,104,171    1,107,952      417,223
                                                            ------------------------------------
   Net realized gain (loss)                                    287,480      180,373       21,325
                                                            ------------------------------------


   Unrealized appreciation (depreciation) of investments:
       Beginning of year                                     1,914,865      364,883           --
       End of year                                           2,133,232    1,914,865      364,883
                                                            ------------------------------------
   Net unrealized appreciation (depreciation)
     during the year                                           218,367    1,549,982      364,883
                                                            ------------------------------------

Net realized and unrealized gain (loss) on
   investments                                                 505,847    1,730,355      386,208
                                                            ------------------------------------

Net increase (decrease) in net assets derived
   from operations                                          $1,482,592   $2,857,912   $  394,998
                                                            ====================================


                                                                  GROWTH AND INCOME SUB-ACCOUNT
                                                             --------------------------------------
                                                            YEAR ENDED   YEAR ENDED    PERIOD ENDED*
                                                            DEC. 31/98   DEC. 31/97     DEC. 31/96
                                                             --------------------------------------
Net investment income:
   Dividend income                                          $1,500,080   $  556,761   $    1,952
                                                            ------------------------------------

Realized and unrealized gain (loss) on investments:
   Realized and unrealized gain (loss) from
     security transactions:
       Proceeds from sales                                   2,830,806    3,054,342       82,474
       Cost of securities sold                               2,030,090    2,467,777       77,312
                                                            ------------------------------------
   Net realized gain (loss)                                    800,716      586,565        5,162
                                                            ------------------------------------

   Unrealized appreciation (depreciation) of investments:
       Beginning of year                                     2,511,120      405,558           --
       End of year                                           6,362,451    2,511,120      405,558
                                                            ------------------------------------
   Net unrealized appreciation (depreciation)
     during the year                                         3,851,331    2,105,562      405,558
                                                            ------------------------------------


Net realized and unrealized gain (loss) on
   investments                                               4,652,047    2,692,127      410,720
                                                            ------------------------------------

Net increase (decrease) in net assets derived
   from operations                                          $6,152,127   $3,248,888   $  412,672
                                                            ====================================

* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996
** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997
*** Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

See accompanying notes.

      U.S. GOVERNMENT SECURITIES          CONSERVATIVE ASSET ALLOCATION               MODERATE ASSET ALLOCATION
             SUB-ACCOUNT                         SUB-ACCOUNT                               SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------

 YEAR ENDED   YEAR ENDED  PERIOD ENDED* YEAR ENDED  YEAR ENDED  PERIOD ENDED*  YEAR ENDED    YEAR ENDED    PERIOD ENDED*
 DEC. 31/98   DEC. 31/97   DEC. 31/96   DEC. 31/98  DEC. 31/97   DEC. 31/96    DEC. 31/98    DEC. 31/97    DEC. 31/96
------------------------------------------------------------------------------------------------------------------------
  $ 109,401   $ 123,037    $  26,995    $  72,830   $  42,335     $ 8,660    $ 247,923     $  83,798    $     2,105
------------------------------------------------------------------------------------------------------------------




    986,654     750,917      141,134      207,048     236,418      30,301      147,097        71,531        45,521
    954,836     752,455      149,988      202,366     228,648      31,365      136,136        65,973        45,706
------------------------------------------------------------------------------------------------------------------
     31,818      (1,538)      (8,854)       4,682       7,770      (1,064)      10,961         5,558          (185)
------------------------------------------------------------------------------------------------------------------



     67,077      38,928           --       17,540       6,566          --      101,169        23,967            --
    106,893      67,077       38,928       24,976      17,540       6,566      183,104       101,169        23,967
------------------------------------------------------------------------------------------------------------------
     39,816      28,149       38,928        7,436      10,974       6,566       81,935        77,202        23,967
------------------------------------------------------------------------------------------------------------------


     71,634      26,611       30,074       12,118      18,744       5,502       92,896        82,760        23,782
------------------------------------------------------------------------------------------------------------------


  $ 181,035   $ 149,648    $  57,069    $  84,948   $  61,079     $14,162    $ 340,819     $ 166,558     $   25,887
===================================================================================================================

                            SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                      STATEMENTS OF OPERATIONS (CONTINUED)




                                                         AGGRESSIVE ASSET ALLOCATION                  INTERNATIONAL SMALL CAP
                                                                 SUB-ACCOUNT                                 SUB-ACCOUNT
                                                         -----------------------------------------------------------------------

                                                           YEAR ENDED     YEAR ENDED    PERIOD ENDED*   YEAR ENDED      YEAR ENDED
                                                            DEC. 31/98    DEC. 31/97     DEC. 31/96     DEC. 31/98      DEC. 31/97
                                                         -------------------------------------------------------------------------
Net investment income:
   Dividend income                                          $   312,103   $   140,784   $    11,072    $     5,687    $       212
                                                            ---------------------------------------------------------------------

Realized and unrealized gain (loss) on investments:
   Realized and unrealized gain (loss) from security
     transactions:                                              210,791       226,753        79,723      3,812,286        206,034
       Proceeds from sales                                      181,226       204,492        82,946      3,842,577        203,025
                                                            ---------------------------------------------------------------------
       Cost of securities sold                                   29,565        22,261        (3,223)       (30,291)         3,009
                                                            ---------------------------------------------------------------------
   Net realized gain (loss)

   Unrealized appreciation (depreciation) of investments:
       Beginning of year                                        164,721        43,313            --        (39,080)            --
       End of year                                              343,898       164,721        43,313        201,045        (39,080)
                                                            ---------------------------------------------------------------------
   Net unrealized appreciation (depreciation) during
     the year                                                   179,177       121,408        43,313        240,125        (39,080)
                                                            ---------------------------------------------------------------------

Net realized and unrealized gain (loss) on
   investments                                                  208,742       143,669        40,090        209,834        (36,071)
                                                            ---------------------------------------------------------------------

Net increase (decrease) in net assets derived from
   operations                                               $   520,845   $   284,453   $    51,162    $   215,521    $   (35,859)
                                                            =====================================================================


* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996

** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997

*** Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

See accompanying notes.

     BLUE CHIP GROWTH      SCIENCE & TECHNOLOGY SUB-       PILGRAM BAXTER                   SMALL/MID
       SUB-ACCOUNT               ACCOUNT                     SUB-ACCOUNT                   CAP SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------

 YEAR ENDED  YEAR ENDED   YEAR ENDED    PERIOD ENDED**    YEAR ENDED  PERIOD ENDED**  YEAR ENDED   PERIOD ENDED**
 DEC. 31/98  DEC. 31/97   DEC. 31/98    DEC. 31/97        DEC. 31/98  DEC. 31/97      DEC. 31/98    DEC. 31/97
$   98,459   $ 104,304    $        --    $  16,815        $     --    $     --        $            $   --
----------------------------------------------------------------------------------------------------------------

   933,491     121,709      7,343,188      457,533         341,421      37,770        341,669     52,379
   796,180     128,505      7,715,056      477,311         359,211      36,070        302,630     43,433
----------------------------------------------------------------------------------------------------------------
   137,311      (6,796)      (371,868)     (19,778)        (17,790)      1,700         39,039      8,946
----------------------------------------------------------------------------------------------------------------




   239,380          --        (62,464)          --         (18,510)         --         (4,182)        --
 1,759,946     239,382      1,460,009      (62,465)         75,390     (18,510)       830,276     (4,182)
----------------------------------------------------------------------------------------------------------------
 1,520,566     239,382      1,522,473      (62,465)         93,900     (18,510)       834,458     (4,182)
----------------------------------------------------------------------------------------------------------------


 1,657,877     232,586      1,150,605      (82,243)         76,110     (16,810)       873,497      4,764
----------------------------------------------------------------------------------------------------------------


$1,756,336   $ 336,890    $ 1,150,605    $ (65,428)       $ 76,110    $(16,810)   $   873,497    $ 4,764
================================================================================================================

   WORLDWIDE GROWTH
    CAP SUB-ACCOUNT
---------------------------
 YEAR ENDED   PERIOD ENDED*
 DEC. 31/98     DEC. 31/97

   5,574    $     2,704
-----------------------

 884,820         40,572
 870,108         38,790
-----------------------
  14,712          1,782
-----------------------




(4,391)            --
14,109         (4,391)
-----------------------
18,500         (4,391)
-----------------------


33,212         (2,609)
-----------------------


  38,786    $     95
=======================

                            SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                      STATEMENTS OF OPERATIONS (CONTINUED)





                                                           GLOBAL                                                       VALUE
                                                     EQUITY SUB-ACCOUNT            GROWTH SUB-ACCOUNT                SUB-ACCOUNT
                                          ------------------------------------------------------------------------------------------

                                                 YEAR ENDED  PERIOD ENDED**  YEAR ENDED  PERIOD ENDED**  YEAR ENDED   PERIOD ENDED**
                                                 DEC. 31/98    DEC. 31/97    DEC. 31/98    DEC. 31/97    DEC. 31/98     DEC. 31/97
                                          ------------------------------------------------------------------------------------------
Net investment income:
   Dividend income                             $    167,578    $     --    $    95,683   $         --   $    117,791    $   33,133
                                               -----------------------------------------------------------------------------------

Realized and unrealized gain (loss) on
      investments:
   Realized and unrealized gain (loss) from
     security transactions:
       Proceeds from sales                       14,996,508       6,150      1,586,113          9,760        539,843        28,449
       Cost of securities sold                   15,031,676       5,777      1,462,588          8,653        517,327        25,668
                                               -----------------------------------------------------------------------------------
   Net realized gain (loss)                         (35,168)        373        123,525          1,107         22,516         2,781
                                               -----------------------------------------------------------------------------------

   Unrealized appreciation (depreciation) of
       investments:
       Beginning of year                             32,115          --         15,489             --        (20,774)           --
       End of year                                  246,571      32,115        482,024         15,489       (250,247)      (20,774)
                                               -----------------------------------------------------------------------------------
   Net unrealized appreciation
     (depreciation) during the year                 214,456      32,115        466,535         15,489       (229,473)      (20,774)
                                               -----------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on
   investments                                      179,288      32,488        590,060         16,596       (206,957)      (17,993)
                                               -----------------------------------------------------------------------------------

Net increase (decrease) in net assets
derived
   from operations                             $    346,866    $ 32,488    $   685,743   $     16,596   $    (89,166)   $   15,140
                                               ===================================================================================


* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996

** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997

*** Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

See accompanying notes.

INTERNATIONAL GROWTH AND INCOME                                                                    Global
         SUB-ACCOUNT                   High Yield                 Strategic Bond               Government Bond
                                      Sub-Account                   Sub-Account                  Sub-Account
----------------------------- ----------------------------------------------------------------------------------------

 YEAR ENDED    PERIOD ENDED**   YEAR ENDED   PERIOD ENDED**   YEAR ENDED   PERIOD ENDED**   YEAR ENDED   PERIOD ENDED***
 DEC. 31/98      DEC. 31/97     DEC. 31/98     DEC. 31/97     DEC. 31/98     DEC. 31/97     DEC. 31/98     DEC. 31/97
-----------------------------------------------------------------------------------------------------------------------

$    51,082    $      --      $   151,912    $  39,931       $  86,088     $        --     $    27,334       $     --
------------------------------------------------------------------------------------------------------------------------
  7,091,488       18,809        2,330,540      347,712         556,779          18,384         370,605          3,662
  7,095,830       18,622        2,338,454      339,830         574,721          17,681         378,835          3,587
------------------------------------------------------------------------------------------------------------------------
     (4,342)         187           (7,914)       7,882         (17,942)            703          (8,230)            75
------------------------------------------------------------------------------------------------------------------------



    (39,257)          --          (13,453)          --          10,709              --           3,801             --
     47,306      (39,257)        (109,324)     (13,453)        (59,931)         10,709           6,299          3,801
------------------------------------------------------------------------------------------------------------------------
     86,563      (39,257)         (95,871)     (13,453)        (70,640)         10,709           2,498          3,801
------------------------------------------------------------------------------------------------------------------------


     82,221      (39,070)        (103,785)      (5,571)        (88,582)         11,412          (5,732)         3,876
------------------------------------------------------------------------------------------------------------------------


$   133,303    $ (39,070)     $    48,127    $  34,360       $  (2,494)    $    11,412     $    21,602    $     3,876
========================================================================================================================

        INVESTMENT
       QUALITY BOND
       SUB-ACCOUNT
---------------------------

YEAR ENDED   PERIOD ENDED*
DEC. 31/98     DEC. 31/97
---------------------------

 20,278         $        --
---------------------------
134,493               4,700
127,939               4,564
---------------------------
  6,554                 136
---------------------------



  6,089                  --
 33,941               6,089
---------------------------
 27,852               6,089
---------------------------


 34,406               6,225
---------------------------


 54,684        $      6,225
===========================

                            SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                 LIFESTYLE
                                                              AGGRESSIVE 1000                  LIFESTYLE
                                                               SUB-ACCOUNT             GROWTH 820 SUB-ACCOUNT
                                                        ---------------------------------------------------------

                                                        YEAR ENDED  PERIOD ENDED**  YEAR ENDED   PERIOD ENDED**
                                                        DEC. 31/98   DEC. 31/97     DEC. 31/98     DEC. 31/97
                                                        ----------------------------------------------------
Net investment income:                                  $ 168,006    $   4,916      $ 629,682     $  36,584
                                                        ----------------------------------------------------
   Dividend income

Realized and unrealized gain (loss) on
 investments:
   Realized and unrealized gain (loss) from
     security transactions:                               787,348       18,722        634,837        53,801
       Proceeds from sales                                797,310       17,881        654,079        50,741
                                                        ----------------------------------------------------
       Cost of securities sold                             (9,962)         841        (19,242)        3,060
                                                        ----------------------------------------------------

   Net realized gain (loss)

   Unrealized appreciation (depreciation) of
     investments:                                         (11,048)          --        (24,738)           --
       Beginning of year                                  (67,117)     (11,049)        90,282       (24,740)
                                                        ----------------------------------------------------
       End of year
   Net unrealized appreciation (depreciation
     during the year                                      (56,069)     (11,049)     115,020       (24,740)
                                                        ----------------------------------------------------

Net realized and unrealized gain (loss) on
   investments                                           (66,031)       (10,208)      95,778       (21,680)
                                                        ----------------------------------------------------

Net increase (decrease) in net assets derived
   from operations                                      $ 101,975    $  (5,292)     $ 725,460     $  14,904
                                                        ===================================================




                                                              LIFESTYLE
                                                             BALANCED 640
                                                             SUB-ACCOUNT
                                                    -------------------------------
                                                      YEAR ENDED   PERIOD ENDED**
                                                      DEC. 31/98     DEC. 31/97
                                                    -------------------------------
Net investment income:                               $ 189,230    $  16,038
                                                     -----------------------
   Dividend income

Realized and unrealized gain (loss) on
 investments:
   Realized and unrealized gain (loss) from
     security transactions:                            896,183      152,797
       Proceeds from sales                             898,112      147,960
                                                     -----------------------
       Cost of securities sold                          (1,929)       4,837
                                                     -----------------------
   Net realized gain (loss)

   Unrealized appreciation (depreciation) of
     investments:                                       43,780           --
       Beginning of year                                81,488       43,781
                                                     -----------------------
       End of year
   Net unrealized appreciation (depreciation
     during the year                                  37,708         43,781
                                                     -----------------------
Net realized and unrealized gain (loss) on
   investments                                         35,779         48,618
                                                     -----------------------
Net increase (decrease) in net assets derived
   from operations                                   $ 225,009    $  64,656
                                                     ======================






* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996

** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997

*** Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

See accompanying notes.

           LIFESTYLE                      LIFESTYLE               SMALL COMPANY
         MODERATE 460                  CONSERVATIVE 280            VALUE TRUST
          SUB-ACCOUNT                    SUB-ACCOUNT               SUB-ACCOUNT                       TOTAL
------------------------------------------------------------------------------------------------------------------------------

 YEAR ENDED     PERIOD ENDED**   YEAR ENDED     PERIOD ENDED**    PERIOD ENDED***    YEAR ENDED      YEAR ENDED     YEAR ENDED
 DEC. 31/98       DEC. 31/97     DEC. 31/98       DEC. 31/97         DEC. 31/98      DEC. 31/98      DEC. 31/97     DEC. 31/96
------------------------------------------------------------------------------------------------------------------------------


$     20,025     $        842     $        552    $          9    $         --     $ 28,132,536    $ 8,330,428     $ 22,590,083
-------------------------------------------------------------------------------------------------------------------------------





     195,747            2,366           64,048             173          20,186      138,107,190      49,351,462      28,281,133
     204,400            2,372           62,423             172          23,678      134,346,562      45,853,994      26,801,043
-------------------------------------------------------------------------------------------------------------------------------
      (8,653)              (6)           1,625               1          (3,492)       3,760,628       3,497,468       1,480,090
-------------------------------------------------------------------------------------------------------------------------------



           4               --               29              --              --       33,986,145       3,720,050      11,108,413
      19,896                3            5,724              29          10,664       45,119,935      33,986,146       3,720,050
-------------------------------------------------------------------------------------------------------------------------------
      19,892                3            5,695              29          10,664       11,133,790      30,266,096      (7,388,363)
-------------------------------------------------------------------------------------------------------------------------------


      11,239               (3)           7,320              30           7,172       14,894,418      33,763,564      (5,908,273)
-------------------------------------------------------------------------------------------------------------------------------



$     31,264     $        839     $      7,872    $         39    $      7,172   $   43,026,954      $42,093,992   $ 16,681,810
===============================================================================================================================

                            SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                       STATEMENTS OF CHANGES IN NET ASSETS




                                                                          EMERGING GROWTH
                                                                            SUB-ACCOUNT
                                                          --------------------------------------------------

                                                           YEAR ENDED      YEAR ENDED        YEAR ENDED
                                                           DEC. 31/98      DEC. 31/97        DEC. 31/96
                                                          --------------------------------------------------

FROM OPERATIONS
Net investment income                                     $    995,471     $         --     $  7,702,014
Net realized gain (loss)                                     1,245,244        1,198,803          569,439
Net unrealized appreciation
   (depreciation) of investments
   during the period                                        (2,091,940)       8,384,375       (6,435,411)
                                                          --------------------------------------------------
Net increase (decrease) in net assets
   derived from operations                                     148,775        9,583,178        1,836,042
                                                          --------------------------------------------------

FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
   Transfer of net premiums                                 12,733,443       16,038,468       22,504,630
   Transfer on death                                                --               --               --
   Transfer on terminations                                 (6,445,689)      (6,450,838)      (4,593,540)
   Transfer on policy loans                                   (218,046)        (358,214)        (610,713)
   Net interfund transfers                                  (5,805,034)      (6,440,946)         (11,484)
                                                          --------------------------------------------------
                                                               264,674        2,788,470       17,288,893
                                                          --------------------------------------------------
Net increase (decrease) in net assets                          413,449       12,371,648       19,124,935

NET ASSETS
Beginning of year                                           66,343,106       53,971,458       34,846,523
                                                          ---------------------------------------------------
End of year                                               $ 66,756,555     $ 66,343,106     $ 53,971,458
                                                          ===================================================


                                                            QUANTITATIVE EQUITY
                                                                SUB-ACCOUNT
                                                  --------------------------------------------
                                                   YEAR ENDED     YEAR ENDED       YEAR ENDED
                                                   DEC. 31/98     DEC. 31/97      DEC. 31/96
                                                  --------------------------------------------

FROM OPERATIONS
Net investment income                             $ 5,169,494    $         --     $  4,240,752
Net realized gain (loss)                            1,617,119         973,358          246,141
Net unrealized appreciation
   (depreciation) of investments
   during the period                                3,915,612       7,935,295         (760,981)
                                                  -----------    ------------     ------------
Net increase (decrease) in net assets
   derived from operations                         10,702,225       8,908,653        3,725,912
                                                  -----------    ------------     ------------
FROM CAPITAL TRANSACTIONS Additions (deductions)
  from:                                             7,242,095       7,834,132        9,633,477
   Transfer of net premiums                                --              --               --
   Transfer on death                               (3,997,775)     (4,132,053)      (2,214,864)
   Transfer on terminations                          (273,706)       (432,977)        (113,064)
   Transfer on policy loans                        (1,628,360)        (60,101)       1,337,385
   Net interfund transfers                        -----------    ------------     ------------
                                                    1,342,254       3,209,001        8,642,934
                                                  -----------    ------------     ------------

Net increase (decrease) in net assets
NET ASSETS                                           12,044,479    12,117,654       12,368,846
Beginning of year                                   40,149,248   28,031,594       15,662,748
                                                  -------------------------     ------------
End of year                                       $ 52,193,727 $ 40,149,248     $ 28,031,594
                                                  =========================     ============


* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996

** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997

*** Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

See accompanying notes.


          REAL ESTATE SECURITIES                                   BALANCED
                SUB-ACCOUNT                                       SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------

  YEAR ENDED      YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED     YEAR ENDED         YEAR ENDED
  DEC. 31/98      DEC. 31/97      DEC. 31/96        DEC. 31/98      DEC. 31/97     DEC. 31/96          DEC. 31/98
--------------------------------------------------------------------------------------------------------------------
$  3,092,425     $         --     $  2,776,056     $  5,710,136     $         --     $  4,478,042     $  1,051,960
     381,699          236,228           28,370          686,522          619,554          162,529          351,921


  (7,717,257)       3,664,346        1,407,029         (293,599)       5,668,002       (1,735,335)         110,113
--------------------------------------------------------------------------------------------------------------------

  (4,243,133)       3,900,574        4,211,455        6,103,059        6,287,556        2,905,236        1,513,994
--------------------------------------------------------------------------------------------------------------------



   5,859,264        5,723,061        4,465,307        7,177,808        8,963,510       10,619,657        3,364,775
          --               --               --               --          (44,313)              --               --
  (2,117,340)      (2,219,786)      (1,347,117)      (4,188,769)      (3,729,355)      (2,563,981)      (1,655,470)
     (77,402)        (369,877)         (65,858)        (150,786)        (417,435)        (355,780)         (32,638)
  (2,327,888)       1,279,970          467,823         (534,390)      (2,581,258)        (394,561)        (584,488)
--------------------------------------------------------------------------------------------------------------------
   1,336,634        4,413,368        3,520,155        2,303,863        2,191,149        7,305,335        1,092,179
--------------------------------------------------------------------------------------------------------------------
  (2,906,499)       8,313,942        7,731,610        8,406,922        8,478,705       10,210,571        2,606,173


  25,603,002       17,289,060        9,557,450       41,823,014       33,344,309       23,133,738       18,639,105
--------------------------------------------------------------------------------------------------------------------
$ 22,696,503     $ 25,603,002     $ 17,289,060     $ 50,229,936     $ 41,823,014     $ 33,344,309     $ 21,245,278
====================================================================================================================

    CAPITAL GROWTH
       BOND
      SUB-ACCOUNT
--------------------------------

  YEAR ENDED       YEAR ENDED
  DEC. 31/97       DEC. 31/96
--------------------------------
   $         --     $    864,430
          9,280          (70,812)


      1,422,776         (376,969)
--------------------------------

      1,432,056          416,649
--------------------------------



      4,146,312        4,480,626
             --               --
     (1,575,696)      (1,205,581)
       (105,540)         (27,779)
        (81,587)         685,493
--------------------------------
      2,383,489        3,932,759
--------------------------------
      3,815,545        4,349,408


     14,823,560       10,474,152
--------------------------------
   $ 18,639,105     $ 14,823,560
================================

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                 Statements of Changes in Net Assets (continued)






                                                   MONEY MARKET                                INTERNATIONAL STOCK
                                                    SUB-ACCOUNT                                    SUB-ACCOUNT
                                  -------------------------------------------------------------------------------------------------
                                    YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                    DEC. 31/98      DEC. 31/97       DEC. 31/96       DEC. 31/98       DEC. 31/97       DEC. 31/96
                                  -------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income             $  1,481,440     $  1,159,280     $  1,505,315     $    313,529     $    209,753     $    248,736
Net realized gain (loss)                    --         (914,698)         408,810          674,744          123,497           38,857
Net unrealized appreciation
   (depreciation) of investments
   during the period                        --          914,725       (1,148,444)       1,511,476         (318,754)         350,788
                                  -------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets derived from operations       1,481,440        1,159,307          765,681        2,499,749           14,496          638,381
                                  -------------------------------------------------------------------------------------------------

FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
   Transfer of net premiums         22,297,227       33,859,872       23,926,029        4,538,425        5,795,630        4,320,339
   Transfer on death                        --               --               --               --               --               --
   Transfer on terminations         (3,358,411)      (2,797,321)      (2,399,186)      (1,187,826)      (1,224,478)        (555,702)
   Transfer on policy loans           (384,658)        (282,014)         (34,484)         (59,954)        (106,208)         (31,389)
   Net interfund transfers         (17,755,116)     (20,937,650)     (16,858,040)        (574,437)       1,344,064        2,632,184
                                  -------------------------------------------------------------------------------------------------
                                       799,042        9,842,887        4,634,319        2,716,208        5,809,008        6,365,432
                                  -------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets                        2,280,482       11,002,194        5,400,000        5,215,957        5,823,504        7,003,813


NET ASSETS
Beginning of year                   29,427,581       18,425,387       13,025,387       15,361,685        9,538,181        2,534,368
                                  -------------------------------------------------------------------------------------------------
End of year                       $ 31,708,063     $ 29,427,581     $ 18,425,387     $ 20,577,642     $ 15,361,685     $  9,538,181
                                  =================================================================================================


* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996

** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997

*** Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

See accompanying notes.

     PACIFIC RIM EMERGING MARKETS SUB-
                  ACCOUNT                           EQUITY INDEX SUB-ACCOUNT                      EQUITY SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED   PERIOD ENDED*    YEAR ENDED    YEAR ENDED    PERIOD ENDED*
 DEC. 31/98     DEC. 31/97    DEC. 31/96    DEC. 31/98     DEC. 31/97     DEC. 31/96     DEC. 31/98    DEC. 31/97     DEC. 31/96
--------------------------------------------------------------------------------------------------------------------------------


$        --    $    12,667    $  239,201    $ 1,392,501    $ 2,468,634    $  449,782    $ 3,871,537    $ 2,150,334    $   26,181
 (2,620,543)       (15,619)       69,350        603,079        453,450        16,420       (152,838)         1,786        (2,175)


  2,542,198     (2,188,130)      (21,043)     5,782,122        534,946       (46,898)    (1,767,849)       241,741       495,686
--------------------------------------------------------------------------------------------------------------------------------

    (78,345)    (2,191,082)      287,508      7,777,702      3,457,030       419,304      1,950,850      2,393,861       519,692
--------------------------------------------------------------------------------------------------------------------------------



  1,563,148      2,059,145     2,541,885     12,850,700      7,852,789     5,327,031      5,682,311      7,868,634     4,931,946
   (436,588)      (620,211)     (354,050)    (2,024,088)      (781,683)     (136,828)    (1,536,387)    (1,054,893)     (260,549)
    (15,173)       (58,638)      (25,816)      (475,140)      (721,710)           --        (34,034)       (45,576)      (65,890)
    229,348       (630,778)    1,682,204      6,006,985      3,377,661       876,961         19,738        778,412     3,345,171
--------------------------------------------------------------------------------------------------------------------------------
  1,340,735        749,518     3,844,223     16,358,457      9,727,057     6,067,164      4,131,628      7,546,577     7,950,678
--------------------------------------------------------------------------------------------------------------------------------
  1,262,390     (1,441,564)    4,131,731     24,136,159     13,184,087     6,486,468      6,082,478      9,940,438     8,470,370


  4,357,924      5,799,488     1,667,757     19,670,555      6,486,468            --     18,410,808      8,470,370            --
--------------------------------------------------------------------------------------------------------------------------------
$ 5,620,314    $ 4,357,924    $5,799,488    $43,806,714    $19,670,555    $6,486,468    $24,493,286    $18,410,808    $8,470,370
================================================================================================================================

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                 Statements of Changes in Net Assets (continued)






                                                  VALUE EQUITY                             GROWTH AND INCOME
                                                   SUB-ACCOUNT                                SUB-ACCOUNT
                               --------------------------------------------------------------------------------------------
                                 YEAR ENDED     YEAR ENDED    PERIOD ENDED*      YEAR ENDED     YEAR ENDED    PERIOD ENDED*
                                 DEC. 31/98     DEC. 31/97      DEC. 31/96       DEC. 31/98     DEC. 31/97      DEC. 31/96
                               --------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income          $    976,745    $  1,127,557    $      8,790    $  1,500,080    $    556,761    $      1,952
Net realized gain (loss)            287,480         180,373          21,325         800,716         586,565           5,162
Net unrealized appreciation
   (depreciation) of
   investments during the
   period                           218,367       1,549,982         364,883       3,851,331       2,105,562         405,558
                               --------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets derived
   from operations                1,482,592       2,857,912         394,998       6,152,127       3,248,888         412,672
                               --------------------------------------------------------------------------------------------

FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
   Transfer of net premiums       3,243,426       4,090,507       3,266,118       6,862,398       7,079,242       2,527,210
   Transfer on death                     --              --              --              --              --              --
   Transfer on terminations      (1,437,923)       (793,110)       (147,201)     (1,576,405)       (910,308)        (98,012)
   Transfer on policy loans         (98,668)        (69,774)        (36,263)        (46,701)        (76,204)        (13,676)
   Net interfund transfers          563,898       3,108,426       2,150,892       2,330,998       4,479,340       2,756,146
                               --------------------------------------------------------------------------------------------
                                  2,270,733       6,336,049       5,233,546       7,570,290      10,572,070       5,171,668
                               --------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets                      3,753,325       9,193,961       5,628,544      13,722,417      13,820,958       5,584,340


NET ASSETS
Beginning of year                14,822,505       5,628,544              --      19,405,298       5,584,340              --
                               --------------------------------------------------------------------------------------------
End of year                    $ 18,575,830    $ 14,822,505    $  5,628,544    $ 33,127,715    $ 19,405,298    $  5,584,340
                               ============================================================================================


* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996

** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997

*** Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

See accompanying notes.

              U.S. GOVERNMENT                           CONSERVATIVE ASSET                       MODERATE ASSET
                SECURITIES                                  ALLOCATION                             ALLOCATION
                SUB-ACCOUNT                                SUB-ACCOUNT                            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
  YEAR ENDED   YEAR ENDED   PERIOD ENDED*  YEAR ENDED    YEAR ENDED   PERIOD ENDED*  YEAR ENDED    YEAR ENDED   PERIOD ENDED*
  DEC. 31/98   DEC. 31/97    DEC. 31/96    DEC. 31/98    DEC. 31/97    DEC. 31/96    DEC. 31/98    DEC. 31/97    DEC. 31/96
---------------------------------------------------------------------------------------------------------------------------

$   109,401   $   123,037   $    26,995   $    72,830   $    42,335   $     8,660   $   247,923   $    83,798   $     2,105
     31,818        (1,538)       (8,854)        4,682         7,770        (1,064)       10,961         5,558          (185)


     39,816        28,149        38,928         7,436        10,974         6,566        81,935        77,202        23,967
---------------------------------------------------------------------------------------------------------------------------

    181,035       149,648        57,069        84,948        61,079        14,162       340,819       166,558        25,887
---------------------------------------------------------------------------------------------------------------------------



    664,545       745,345       757,201       176,976       334,314       143,807       895,345       692,412       348,167
   (154,411)     (221,531)      (35,748)      (52,005)      (34,376)      (33,413)     (208,435)     (104,738)      (25,611)
    (32,573)      (50,875)      (30,576)           --            --            --        (7,332)         (346)           --
    423,298       (76,765)      929,361        46,253       (37,686)      246,043       230,395       588,790       183,575
---------------------------------------------------------------------------------------------------------------------------
    900,859       396,174     1,620,238       171,224       262,252       356,437       909,973     1,176,118       506,131
---------------------------------------------------------------------------------------------------------------------------
  1,081,894       545,822     1,677,307       256,172       323,331       370,599     1,250,792     1,342,676       532,018


  2,223,129     1,677,307            --       693,930       370,599            --     1,874,694       532,018            --
---------------------------------------------------------------------------------------------------------------------------
$ 3,305,023   $ 2,223,129   $ 1,677,307   $   950,102   $   693,930   $   370,599   $ 3,125,486   $ 1,874,694   $   532,018
===========================================================================================================================

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                 Statements of Changes in Net Assets (continued)






                                     AGGRESSIVE ASSET ALLOCATION             INTERNATIONAL SMALL CAP    BLUE CHIP GROWTH
                                             SUB-ACCOUNT                           SUB-ACCOUNT            SUB-ACCOUNT
                               ---------------------------------------------------------------------------------------------
                               YEAR ENDED     YEAR ENDED  PERIOD ENDED* YEAR ENDED   YEAR ENDED     YEAR ENDED    YEAR ENDED
                               DEC. 31/98     DEC. 31/97   DEC. 31/96   DEC. 31/98   DEC. 31/97     DEC. 31/98    DEC. 31/97
                               ---------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income          $  312,103    $  140,784    $ 11,072    $    5,687    $      212    $    98,459    $  104,304
Net realized gain (loss)           29,565        22,261      (3,223)      (30,291)        3,009        137,311        (6,796)
Net unrealized appreciation
   (depreciation) of
   investments during
   the period                     179,177       121,408      43,313       240,125       (39,080)     1,520,566       239,382
                               ---------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets derived
   from operations                520,845       284,453      51,162       215,521       (35,859)     1,756,336       336,890
                               ---------------------------------------------------------------------------------------------

FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
   Transfer of net premiums       953,535     1,008,793     387,073       923,655       609,617      3,950,204     1,748,929
   Transfer on death                   --            --          --            --            --             --            --
   Transfer on terminations      (257,332)     (143,026)    (58,999)      (94,819)      (48,039)      (422,824)     (152,046)
   Transfer on policy loans        (9,000)       (2,986)         --       (11,877)       (2,873)       (27,578)       (5,593)
   Net interfund transfers        193,464       263,513     434,224       258,711       879,398      1,683,424     1,850,202
                               ---------------------------------------------------------------------------------------------
                                  880,667     1,126,294     762,298     1,075,670     1,438,103      5,183,226     3,441,492
                               ---------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets                   1,401,512     1,410,747     813,460     1,291,191     1,402,244      6,939,562     3,778,382


NET ASSETS
Beginning of year               2,224,207       813,460          --     1,402,244            --      3,778,382            --
                               =============================================================================================
End of year                    $3,625,719    $2,224,207    $813,460    $2,693,435    $1,402,244    $10,717,944    $3,778,382
                               =============================================================================================

* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996

** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997

*** Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

See accompanying notes.

     SCIENCE & TECHNOLOGY             PILGRAM BAXTER GROWTH                                              WORLDWIDE GROWTH
         SUB-ACCOUNT                       SUB-ACCOUNT               SMALL/MID CAP SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
  YEAR ENDED    PERIOD ENDED**     YEAR ENDED     PERIOD ENDED**     YEAR ENDED     PERIOD ENDED**     YEAR ENDED    PERIOD ENDED**
  DEC. 31/98      DEC. 31/97       DEC. 31/98       DEC. 31/97       DEC. 31/98       DEC. 31/97       DEC. 31/98      DEC. 31/97
----------------------------------------------------------------------------------------------------------------------------------
$        --      $    16,815      $        --      $        --      $        --      $        --      $     5,574      $     2,704
   (371,868)         (19,778)         (17,790)           1,700           39,039            8,946           14,712            1,782


  1,522,473          (62,465)          93,900          (18,510)         834,458           (4,182)          18,500           (4,391)
----------------------------------------------------------------------------------------------------------------------------------

  1,150,605          (65,428)          76,110          (16,810)         873,497            4,764           38,786               95
----------------------------------------------------------------------------------------------------------------------------------



  1,150,664          361,963          515,555          141,492        1,769,196          757,544          396,653          143,932
          -                -                -                -                -                -                -                -
    (90,696)         (21,603)         (58,953)          (7,886)        (173,727)         (32,683)         (41,648)          (4,603)
    (13,553)            (904)         (11,158)              --           (9,934)            (269)          (6,172)          (1,290)
  1,674,262          791,001          520,806          444,653        1,932,598          742,521          377,034          177,277
----------------------------------------------------------------------------------------------------------------------------------
  2,720,677        1,130,457          966,250          578,259        3,518,133        1,467,113          725,867          315,316
----------------------------------------------------------------------------------------------------------------------------------
  3,871,282        1,065,029        1,042,360          561,449        4,391,630        1,471,877          764,653          315,411


  1,065,029               --          561,449               --        1,471,877               --          315,411               --
==================================================================================================================================
$ 4,936,311      $ 1,065,029      $ 1,603,809      $   561,449      $ 5,863,507      $ 1,471,877      $ 1,080,064      $   315,411
==================================================================================================================================

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                 Statements of Changes in Net Assets (continued)





                                         GLOBAL EQUITY SUB-ACCOUNT          GROWTH SUB-ACCOUNT              VALUE SUB-ACCOUNT
                                        --------------------------------------------------------------------------------------------
                                        YEAR ENDED    PERIOD ENDED**    YEAR ENDED   PERIOD ENDED**    YEAR ENDED     PERIOD ENDED**
                                        DEC. 31/98      DEC. 31/97      DEC. 31/98     DEC. 31/97      DEC. 31/98       DEC. 31/97
                                        --------------------------------------------------------------------------------------------

FROM OPERATIONS
Net investment income                   $   167,578     $        --    $    95,683     $        --    $   117,791     $    33,133
Net realized gain (loss)                    (35,168)            373        123,525           1,107         22,516           2,781
Net unrealized appreciation
   (depreciation) of investments
   during the period                        214,456          32,115        466,535          15,489       (229,473)        (20,774)
                                        --------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   derived from operations                  346,866          32,488        685,743          16,596        (89,166)         15,140
                                        --------------------------------------------------------------------------------------------

FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
   Transfer of net premiums               1,830,508         697,468      3,294,658         470,000      1,600,753         346,369
   Transfer on death                             --              --             --              --             --              --
   Transfer on terminations                (146,797)        (22,616)      (107,258)        (29,691)      (117,194)        (21,998)
   Transfer on policy loans                  (6,447)           (283)       (38,221)         (2,329)       (12,965)         (1,030)
   Net interfund transfers                  750,096         761,527      1,662,737         794,709      1,104,824         742,495
                                        --------------------------------------------------------------------------------------------
                                          2,427,360       1,436,096      4,811,916       1,232,689      2,575,418       1,065,836
                                        --------------------------------------------------------------------------------------------
Net increase (decrease) in net assets     2,774,226       1,468,584      5,497,659       1,249,285      2,486,252       1,080,976


NET ASSETS
Beginning of year                         1,468,584              --      1,249,285              --      1,080,976              --
                                        --------------------------------------------------------------------------------------------
End of year                             $ 4,242,810     $ 1,468,584    $ 6,746,944     $ 1,249,285    $ 3,567,228     $ 1,089,976
                                        ============================================================================================

* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996

** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997

*** Reflects the period from commencement of operations May 1, 1998 through December 31, 1998


See accompanying notes.

 INTERNATIONAL GROWTH AND INCOME                                                                       GLOBAL GOVERNMENT BOND
          SUB-ACCOUNT                  HIGH YIELD SUB-ACCOUNT          STRATEGIC BOND SUB-ACCOUNT            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
   YEAR ENDED     PERIOD ENDED**     YEAR ENDED    PERIOD ENDED**     YEAR ENDED     PERIOD ENDED**   YEAR ENDED      PERIOD ENDED**
   DEC. 31/98       DEC. 31/97       DEC. 31/98      DEC. 31/97       DEC. 31/98       DEC. 31/97      DEC. 31/98       DEC. 31/97
------------------------------------------------------------------------------------------------------------------------------------

  $    51,082      $        --      $   151,912      $    39,931      $    86,088      $        --     $    27,334      $        --
       (4,342)             187           (7,914)           7,882          (17,942)             703          (8,230)              75


       86,563          (39,257)         (95,871)         (13,453)         (70,640)          10,709           2,498            3,801
------------------------------------------------------------------------------------------------------------------------------------

      133,303          (39,070)          48,127           34,360           (2,494)          11,412          21,602            3,876
------------------------------------------------------------------------------------------------------------------------------------



      515,640          744,217          943,552          276,881        1,272,907          273,501         143,923           58,746
           --               --               --               --               --               --              --               --
      (50,349)          (9,912)        (111,555)         (31,310)        (103,790)         (11,295)        (17,835)          (2,335)
       (2,253)              --           (7,304)          (6,696)         (10,279)            (504)         (6,107)              --
       23,545           90,093          158,145          797,757        1,091,881          380,876         277,425          161,473
------------------------------------------------------------------------------------------------------------------------------------
      486,583          824,398          982,838        1,036,632        2,250,719          642,578         397,406          217,884
------------------------------------------------------------------------------------------------------------------------------------
      619,886          785,328        1,030,965        1,070,992        2,248,225          653,990         419,008          221,760


      785,328               --        1,070,992               --          653,990               --         221,760               --
------------------------------------------------------------------------------------------------------------------------------------
  $ 1,405,214      $   785,328      $ 2,101,957      $ 1,070,992      $ 2,902,215      $   653,990     $   640,768      $   221,760
====================================================================================================================================

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                 Statements of Changes in Net Assets (continued)




                                        INVESTMENT QUALITY BOND SUB-   LIFESTYLE AGGRESSIVE 1000 SUB-    LIFESTYLE GROWTH 820 SUB-
                                                 ACCOUNT                        ACCOUNT                          ACCOUNT
                                       ---------------------------------------------------------------------------------------------
                                        YEAR ENDED    PERIOD ENDED**    YEAR ENDED     PERIOD ENDED**   YEAR ENDED    PERIOD ENDED**
                                        DEC. 31/98      DEC. 31/97      DEC. 31/98       DEC. 31/97     DEC. 31/98      DEC. 31/97
                                       ---------------------------------------------------------------------------------------------

FROM OPERATIONS
Net investment income                  $     20,278    $         --    $    168,006     $      4,916   $    629,682    $     36,584
Net realized gain (loss)                      6,554             136          (9,962)             841        (19,242)          3,060
Net unrealized appreciation
   (depreciation) of investments
   during the period                         27,852           6,089         (56,069)         (11,049)       115,020         (24,740)
                                       ---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   derived from operations                   54,684           6,225         101,975           (5,292)       725,460          14,904
                                       ---------------------------------------------------------------------------------------------


FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
   Transfer of net premiums                 443,446          75,411       1,299,712          421,769      7,009,770       2,011,046
   Transfer on death                             --              --              --               --             --              --
   Transfer on terminations                 (45,715)         (3,321)       (258,375)         (47,502)      (827,050)        (85,509)
   Transfer on policy loans                 (46,096)             --         (26,714)          (3,766)      (176,891)           (826)
   Net interfund transfers                  762,855         182,692         316,522        2,063,763      3,867,109       3,319,383
                                       ---------------------------------------------------------------------------------------------
                                          1,114,490         254,782       1,331,145        2,434,264      9,872,938       5,244,094
                                       ---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets     1,169,174         261,007       1,433,120        2,428,972     10,598,398       5,258,998


NET ASSETS
Beginning of year                           261,007              --       2,428,972               --      5,258,998              --
                                       ---------------------------------------------------------------------------------------------
End of year                            $  1,430,181    $    261,007    $  3,862,092     $  2,428,972   $ 15,857,396    $  5,258,998
                                       =============================================================================================

* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996

** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997

*** Reflects the period from commencement of operations May 1, 1998 through December 31, 1998


See accompanying notes

                                                                                                                   SMALL COMPANY
      LIFESTYLE BALANCED 640                 LIFESTYLE MODERATE 460              LIFESTYLE CONSERVATIVE 280         VALUE TRUST
           SUB-ACCOUNT                            SUB-ACCOUNT                           SUB-ACCOUNT                 SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
    YEAR ENDED      PERIOD ENDED**        YEAR ENDED      PERIOD ENDED**        YEAR ENDED       PERIOD ENDED**   PERIOD ENDED***
    DEC. 31/98        DEC. 31/97          DEC. 31/98        DEC. 31/97          DEC. 31/98         DEC. 31/97        DEC. 31/98
-----------------------------------------------------------------------------------------------------------------------------------

  $     189,230      $      16,038      $      20,025      $         842      $         552      $           9      $          --
         (1,929)             4,837             (8,653)                (6)             1,625                  1             (3,492)


         37,708             43,781             19,892                  3              5,695                 29             10,664
-----------------------------------------------------------------------------------------------------------------------------------

        225,009             64,656             31,264                839              7,872                 39              7,172
-----------------------------------------------------------------------------------------------------------------------------------



      2,223,707            568,684            287,313             92,570             35,078                150            183,290
             --                 --                 --                 --                 --                 --                 --
       (520,437)          (122,871)           (25,583)            (2,513)            (3,934)              (224)            (6,126)
        (28,495)                --                 --                 --                 --                 --                 --
      1,672,788          1,613,028            282,970             11,484             67,660              1,376            182,269
-----------------------------------------------------------------------------------------------------------------------------------
      3,347,563          2,058,841            544,700            101,541             98,804              1,302            359,433
-----------------------------------------------------------------------------------------------------------------------------------
      3,572,572          2,123,497            575,964            102,380            106,676              1,341            366,605


      2,123,497                 --            102,380                 --              1,341                 --                 --
-----------------------------------------------------------------------------------------------------------------------------------
  $   5,696,069      $   2,123,497      $     678,344      $     102,380      $     108,017      $       1,341      $     366,605
===================================================================================================================================


                         TOTAL
-----------------------------------------------------
    YEAR ENDED         YEAR ENDED        YEAR ENDED
    DEC. 31/98         DEC. 31/97        DEC. 31/96
-----------------------------------------------------

  $  28,132,536      $   8,330,428      $  22,590,083
      3,760,628          3,497,468          1,480,090


     11,133,790         30,266,096         (7,388,363)
-----------------------------------------------------

     43,026,954         42,093,992         16,681,810
-----------------------------------------------------



    125,895,605        123,892,455        100,180,503
             --            (44,313)                --
    (33,859,519)       (27,451,360)       (16,030,382)
     (2,357,855)        (3,124,737)        (1,411,288)
       (497,675)           179,113            463,377
-----------------------------------------------------
     89,180,556         93,451,158         83,202,210
-----------------------------------------------------
    132,207,510        135,545,150         99,884,020


    346,331,293        210,786,143        110,902,123
-----------------------------------------------------
  $ 478,538,803      $ 346,331,293      $ 210,786,143
=====================================================

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                          Notes to Financial Statements

                                December 31, 1998



1. ORGANIZATION

Separate Account Three of The Manufacturers Life Insurance Company of America (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended. The Separate Account is comprised of investment sub-accounts available for allocation of net premiums under single premium variable life and variable universal life insurance policies (the "Policies") issued by The Manufacturers Life Insurance Company of America ("Manufacturers Life of America"). The Separate Account was established by Manufacturers Life of America, a life insurance company organized in 1983 under Michigan law. Manufacturers Life of America is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife Financial"), a Canadian mutual life insurance company. Each investment sub-account invests solely in shares of a particular Manufacturers Investment Trust. Manufacturers Investment Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The Equity Index Fund, Equity, Value Equity, Growth and Income, U.S. Government Securities, Conservative Asset Allocation, Moderate Asset Allocation, and Aggressive Asset Allocation Trusts were added to the Separate Account on February 14, 1996 as investment options for variable universal life policy holders of Manufacturers Life of America.

The International Small Cap and Blue Chip Growth Trusts was added to the Separate Account on January 1, 1997 as investment options for variable universal life policy holders of Manufacturers Life of America. The Science & Technology, Pilgram Baxter Growth, Small/Mid Cap, Worldwide Growth, Global Equity, Growth, Value, International Growth and Income, High Yield, Strategic Bond, Global Government Bond, Investment Quality Bond, Lifestyle Aggressive 1000, Lifestyle Growth 820, Lifestyle Balanced 640, Lifestyle Moderate 460, and Lifestyle Conservative 280 Trusts were added to the Separate Account on May 1, 1997 as investment options for variable universal life policy holders of Manufacturers Life of America. The Small Company Value Trust was added to the Separate Account on May 1, 1998.

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                    Notes to Financial Statements (continued)



1. ORGANIZATION (CONTINUED)

Manufacturers Life of America is the legal owner of the Separate Account. Manufacturers Life of America is required to maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manufacturers Life of America conducts. However, all obligations under the variable policies are general corporate obligations of Manufacturers Life of America.

Additional assets are held in Manufacturers Life of America's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of its financial statements:

a. Valuation of Investments - Investments are made among thirty-six Trusts of Manufacturers Investment Trust and are valued at the reported net asset values of these Trusts. Transactions are recorded on the trade date. Net investment income and net realized gains on investments in Manufacturers Investment Trust are reinvested.

b. Realized gains and losses on the sale of investments are computed on the first-in, first-out basis.

c.   Dividend income is recorded on the ex-dividend date.

d. Federal Income Taxes - Manufacturers Life of America, the Separate Account's sponsor, is taxed as a "life insurance company" under the Internal Revenue Code. Under these provisions of the Code, the operations of the Separate Account form part of the sponsor's total operations and are not taxed separately.

The current year's operations of the Separate Account are not expected to affect the sponsor's tax liabilities and, accordingly, no charges were made against the Separate Account for federal, state and local taxes. However, in the future, should the sponsor incur significant tax liabilities related to the Separate Account's operations, it intends to make a charge or establish a provision within the Separate Account for such taxes.

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. PREMIUM DEDUCTIONS

Manufacturers Life of America deducts certain charges for state, local, and federal taxes from the gross premium before placing the remaining net premiums in the sub-accounts.

4. PURCHASES AND SALES OF MANUFACTURERS INVESTMENT TRUST SHARES

Purchases and sales of the shares of common stock of Manufacturers Investment Trust for the year ended December 31, 1998 were $255,373,727 and $138,107,190, respectively, and for the year ended December 31, 1997 were $152,223,137 and $49,351,462, respectively.

5. RELATED PARTY TRANSACTIONS

ManEquity, Inc., a registered broker-dealer and indirect wholly-owned subsidiary of Manulife Financial, acts as the principal underwriter of the Policies pursuant to a Distribution Agreement with Manufacturers Life of America. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. Registered representatives are compensated on a commission basis.

Manufacturers Life of America has a formal service agreement with its affiliates, Manulife Financial and The Manufacturers Life Insurance Company (U.S.A.), which can be terminated by either party upon two months notice. Under this Agreement, Manufacturers Life of America pays for legal, actuarial, investment and certain other administrative services.

                              FINANCIAL STATEMENTS


                        THE MANUFACTURERS LIFE INSURANCE
                               COMPANY OF AMERICA


                         SIX MONTHS ENDED JUNE 30, 1999
                      (WITH DECEMBER 31, 1998 COMPARATIVE)

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED BALANCE SHEETS

                                                                                            As at             As at
                                                                                          June 30       December 31
ASSETS  ($ thousands)                                                                        1999              1998
-------------------------------------------------------------------------------------------------------------------
INVESTMENTS:                                                                          (UNAUDITED)

Securities available-for-sale, at fair value:
              Fixed maturity (amortized cost: 1999 $66,805; 1998 $45,248)             $    67,622       $    49,254
              Equity (cost: 1999 $ - ; 1998 $19,219)                                            -            20,524
Short-term investments                                                                      4,628               459
Policy loans                                                                               22,897            19,320
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                                     $    95,147       $    89,557
-------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                                                                  20,650            23,789
Deferred acquisition costs                                                                175,971           163,506
Income taxes recoverable                                                                        -             2,665
Deferred income taxes                                                                       1,009                 -
Other assets                                                                               12,068             9,062
Separate account assets                                                                 1,175,391         1,075,231
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                          $ 1,480,236       $ 1,363,810
===================================================================================================================

LIABILITIES, CAPITAL AND SURPLUS ($  thousands)                                              1999              1998
-------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Policyholder liabilities and accruals                                                 $    66,768       $    60,830
Due to affiliates                                                                           9,061             5,133
Deferred income taxes                                                                           -               763
Other liabilities                                                                          20,082            18,656
Separate account liabilities                                                            1,175,391         1,075,231
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                     $ 1,271,302       $ 1,160,613
===================================================================================================================
CAPITAL AND SURPLUS:
Common shares                                                                         $     4,502       $     4,502
Preferred shares                                                                           10,500            10,500
Contributed surplus                                                                       195,596           193,096
Retained earnings (deficit)                                                                 2,714            (2,664)
Accumulated other comprehensive income (loss)                                              (4,378)           (2,237)
-------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                                             $   208,934       $   203,197
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                                                $ 1,480,236       $ 1,363,810
===================================================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
Consolidated Statements of Income (UNAUDITED)


                                                                   THREE MONTHS ENDED            SIX MONTHS ENDED
                                                                         JUNE 30                      JUNE 30

($ thousands)                                                          1999        1998              1999        1998
----------------------------------------------------------------------------------------------------------------------

REVENUE:
     Premiums                                                     $   2,302     $   2,208         $ 4,452     $ 4,158
     Fee income                                                      18,010        13,344          34,095      26,011
     Net investment income                                            1,614           985           3,177       2,619
     Realized investment gains (losses)                                   -            74           1,051          (8)
     Other                                                                -            47             106         104
----------------------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                                     $  21,926     $  16,658         $42,881     $32,884
----------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
     Policyholder benefits and claims                             $   3,980     $   2,406         $ 5,485     $ 7,582
     Operating costs and expenses                                    11,540         9,117          21,461      19,473
     Commissions                                                        489           743           1,343       1,296
     Amortization of deferred acquisition costs                       3,144         3,158           5,676       4,486
     Interest expense                                                     -           976              46       1,884
     Policyholder dividends                                              30           138             110         794
----------------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                       $  19,183     $  16,538         $34,121     $35,515
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAXES                                     2,743           120           8,760      (2,631)
----------------------------------------------------------------------------------------------------------------------
INCOME TAX BENEFIT (EXPENSE)                                           (982)          (22)         (3,382)        968
----------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                 $   1,761     $      98         $ 5,378     $(1,663)
----------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENT OF CHANGES IN CAPITAL AND SURPLUS (UNAUDITED)


                                                                                        ACCUMULATED
                                                                          RETAINED         OTHER          TOTAL
                                             CAPITAL     CONTRIBUTED      EARNINGS     COMPREHENSIVE  SHAREHOLDER'S
  ($ thousands)                               STOCK        SURPLUS        (DEFICIT)        LOSS          EQUITY
  -------------------------------------------------------------------------------------------------------------------

  Balance at January 1, 1999                 $15,002        $193,096       $(2,664)       $(2,237)      $  203,197
  Capital contribution (note 4)                    -           2,500             -              -            2,500
  Comprehensive income (note 3)                    -               -         5,378         (2,141)           3,237
  -------------------------------------------------------------------------------------------------------------------
  BALANCE, JUNE 30, 1999                     $15,002        $195,596       $ 2,714        $(4,378)      $  208,934
  -------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS  (UNAUDITED)


                                                                                                SIX MONTHS ENDED
                                                                                                    JUNE  30
($ thousands)                                                                                1999              1998
-------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net income (loss)                                                                     $     5,378       $   (1,663)
Adjustments to reconcile net income to net cash used in operating activities:
     Additions to policy liabilities                                                        1,492               304
     Deferred acquisition costs                                                           (17,401)          (24,055)
     Amortization of deferred acquisition costs                                             5,676             4,486
     Realized (gain) loss  on investments                                                  (1,051)                8
     Increases (decreases) to deferred income taxes                                          (449)            1,110
     Other                                                                                  7,863             2,720
-------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                                   $     1,508       $   (17,090)
-------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Fixed maturity securities sold                                                        $     1,086       $    23,438
Fixed maturity securities purchased                                                       (22,703)           (5,538)
Equity securities sold                                                                     20,284             4,922
Equity securities purchased                                                                   (14)           (5,177)
Net change in short-term investments                                                       (4,169)           (8,145)
Net policy loans advanced                                                                  (3,577)           (2,305)
-------------------------------------------------------------------------------------------------------------------
Cash provided by (used in) investing activities                                       $    (9,093)      $     7,195
-------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Receipts from variable life and annuity policies
     credited to policyholder account balances                                        $     5,934       $     4,080
Withdrawals of policyholder account balances on
     variable life and annuity policies                                                    (1,488)           (2,236)
-------------------------------------------------------------------------------------------------------------------
Cash provided by financing activities                                                 $     4,446       $     1,844
-------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS:
Increase (decrease)  during the period                                                $    (3,139)      $    (8,051)
Balance, beginning of year                                                                 23,789            19,882
-------------------------------------------------------------------------------------------------------------------
BALANCE, END OF PERIOD                                                                $    20,650       $    11,831
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these consolidated financial statements.

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 1999
                                   (UNAUDITED)
                            (IN THOUSANDS OF DOLLARS)


1.       ORGANIZATION

         The Manufacturers Life Insurance Company of America (hereafter referred to as "ManAmerica" or the "Company") is a direct wholly-owned U.S. subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA"), which in turn is a direct wholly-owned subsidiary of The Manulife Reinsurance Corporation (U.S.A.) ("MRC"). MRC is an indirectly wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife Financial"), a Canadian mutual insurance company.


2.       BASIS OF PRESENTATION

         The accompanying unaudited consolidated financial statements of ManAmerica and its wholly-owned subsidiaries have been prepared in accordance with generally accepted accounting principles ("GAAP"), except that they do not contain complete notes. However, in the opinion of management, these statements include all normal recurring adjustments necessary for a fair presentation of the results. These financial statements should be read in conjunction with the financial statements and the related notes included in ManAmerica's annual report on Form 10-K for the year ended December 31, 1998. Operating results for the six months ended June 30, 1999 are not necessarily indicative of the results that may be expected for the full year ending December 31, 1999.

3.       COMPREHENSIVE INCOME

         Total comprehensive income for the three months and six months ended June 30, 1999 and 1998 was as follows:


                                                         THREE MONTHS ENDED           SIX MONTHS ENDED
                                                               JUNE 30                     JUNE 30
          COMPREHENSIVE INCOME:                              1999        1998             1999        1998
          --------------------------------------------------------------------------------------------------

          NET INCOME (LOSS)                            $    1,761   $      98       $    5,378    $ (1,663)

          OTHER COMPREHENSIVE INCOME, NET OF TAX:
               Unrealized holding gains (losses)
               on available-for-sale securities              (854)       (179)          (2,457)        990
               Foreign currency translation                   294        (742)             316        (789)
          --------------------------------------------------------------------------------------------------
          Other comprehensive income (loss)            $     (560)  $    (921)      $   (2,141)   $    201

          --------------------------------------------------------------------------------------------------
          COMPREHENSIVE INCOME (LOSS)                  $    1,201   $    (823)      $    3,237    $ (1,462)
          --------------------------------------------------------------------------------------------------

         Other comprehensive income is reported net of taxes payable (recoverable) of $(460) and $(96) for the three months, and $(1,323) and $533 for the six months ended June 30, 1999 and 1998, respectively.

         Accumulated other comprehensive income is comprised of the following:

                                                   AS AT JUNE 30    AS AT DECEMBER 31
         ($ thousands)                                     1999             1998
         ----------------------------------------- ---------------- -------------------
         UNREALIZED GAINS (LOSSES):
              Beginning balance                          $  2,949       $    380
              Current period change                        (2,457)         2,569
         ----------------------------------------- ---------------- -------------------
              Ending balance                             $    492       $  2,949
         ----------------------------------------- ---------------- -------------------
         FOREIGN CURRENCY:
              Beginning balance                          $ (5,186)      $ (5,272)
              Current period change                           316             86
         ----------------------------------------- ---------------- -------------------
              Ending balance                             $ (4,870)      $ (5,186)
         ----------------------------------------- ---------------- -------------------
         ACCUMULATED OTHER COMPREHENSIVE LOSS
                                                         $ (4,378)      $ (2,237)
         ----------------------------------------- ---------------- -------------------


4.       CAPITAL CONTRIBUTION

         On January 29, 1999, ManUSA contributed an amount receivable from a subsidiary to the Company in the amount of $1,722 in exchange for one common share. On April 15, 1999, ManUSA contributed an additional amount receivable of $778 from a subsidiary to the Company.

5.       DISPOSAL OF EQUITY SECURITIES

         In January 1999, the Company disposed of shares of the Manufacturers Investment Trust for proceeds of $18.8 million and realized a gain of $1,051 on the sale.

6.       SEGMENT DISCLOSURES

         The Company reports two business segments: Traditional Life Insurance sold in Taiwan and Variable Life Insurance sold in the U.S. The Company's reportable segments have been determined based on geography, differences in product features, and distribution; the segments are also consistent with the Company's management structure.

         Segmented information for the Company is as follows:

         AS AT AND FOR THE SIX MONTHS ENDED JUNE 30
         ($ thousands)                                             TAIWAN         U.S.         TOTAL
         -------------------------------------------------- ---------------- ------------ ----------
         1999
         Premiums and fee income                                 $  4,452     $ 34,095     $  38,547
         Interest expense                                               -           46            46
         Income tax benefit (expense)                                 697       (4,079)       (3,382)
         Net income (loss)                                         (1,294)       6,672         5,378
         Total assets excluding separate account assets          $ 30,510     $274,335     $ 304,845
         -------------------------------------------------- ---------------- ------------ ----------
         1998
         Premiums and fee income                                 $  4,158     $ 26,011     $  30,169
         Interest expense                                               -        1,884         1,884
         Income tax benefit                                           551          417           968
         Net loss                                                  (1,024)        (639)       (1,663)
         Total assets excluding separate account assets          $ 27,344     $261,235     $ 288,579
         -------------------------------------------------- ---------------- ------------ ----------

         FOR THE THREE MONTHS ENDED JUNE 30
         ($ thousands)                                             TAIWAN         U.S.         TOTAL
         -------------------------------------------------- ---------------- ------------ ----------
         1999
         Premiums and fee income                                 $  2,302     $ 18,010     $  20,312
         Interest expense                                               -            -             -
         Income tax benefit (expense)                                 246       (1,228)         (982)
         Net income (loss)                                           (457)       2,218         1,761
         -------------------------------------------------- ---------------- ------------ ----------
         1998
         Premiums and fee income                                 $  2,208     $ 13,490     $  15,698
         Interest expense                                               -          976           976
         Income tax  benefit (expense)                                271         (293)          (22)
         Net income (loss)                                           (224)         332            98
         -------------------------------------------------- ---------------- ------------ ----------


7.       COMPARATIVE FIGURES

         Certain amounts in the 1998 financial statements have been reclassified to conform to the 1999 financial statement presentation.

                              FINANCIAL STATEMENTS


                           SEPARATE ACCOUNT THREE OF
                        THE MANUFACTURERS LIFE INSURANCE
                               COMPANY OF AMERICA

                         SIX MONTHS ENDED JUNE 30, 1999
                      (WITH DECEMBER 31, 1998 COMPARATIVE)

                            SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                       STATEMENT OF ASSETS AND LIABILITIES

                            JUNE 30, 1999 (UNAUDITED)




ASSETS                                                                                         NET ASSET       UNITS       NAV PER
INVESTMENT IN MANUFACTURERS INVESTMENT TRUST         SHARES                                      VALUE      OUTSTANDING      UNIT
AT MARKET  VALUE:
  Emerging Small Company Trust,                      2,642,695 shares (cost $59,364,648  )     $65,855,969    1,438,146        45.79

  Quantitative Equity Trust,                         2,256,865 shares (cost $45,055,936  )      57,708,032    1,196,869        48.22

  Real Estate Securities Trust,                      1,558,925 shares (cost $25,013,157  )      22,354,987      663,260        33.70

  Balanced  Trust,                                   2,754,218 shares (cost $47,490,762  )      50,429,727    1,664,153        30.30

  Money Market Trust,                                3,294,497 shares (cost $32,944,973  )      32,944,973    1,761,488        18.70

  International Stock Trust,                         1,658,487 shares (cost $20,524,605  )      21,958,364    1,540,807        14.25

  Pacific Rim Emerging Markets Trust,                  852,791 shares (cost $5,790,318   )       7,231,667      792,271         9.13

  Equity Index Trust,                                3,447,098 shares (cost $49,019,613  )      59,427,963    2,685,850        22.13

  International Small Cap Trust,                       191,490 shares (cost $3,000,385   )       3,155,758      206,161        15.31

  Mid-Cap Blend  Trust,                              1,503,718 shares (cost $29,807,089  )      30,269,844    1,738,117        17.42

  Value Equity Trust,                                1,211,500 shares (cost $19,597,144  )      22,449,094    1,241,376        18.08

  Growth and Income Trust,                           1,312,537 shares (cost $31,927,846  )      40,675,524    1,827,473        22.26

  U.S. Government Securities Trust,                    306,698 shares (cost $4,122,053   )       4,033,084      340,853        11.83

  Diversified Bond Trust,                              136,966 shares (cost $1,541,802   )       1,472,389      113,386        12.99

  Income and Value Trust,                              344,917 shares (cost $4,377,101   )       4,366,648      287,062        15.21

  Large Cap Growth,                                    262,544 shares (cost $3,705,023   )       3,851,513      232,955        16.53

  Blue Chip Growth Trust,                              993,356 shares (cost $17,292,162  )      19,708,187      872,911        22.58

  Science and Technology Trust,                        448,958 shares (cost $9,984,593   )      11,403,544      434,210        26.26

  Aggressive Growth Trust,                             129,755 shares (cost $1,574,347   )       1,684,220      111,592        15.09

  Mid Cap Trust,                                       440,853 shares (cost $7,899,798   )       8,296,861      387,270        21.42

  Global Equity Trust,                                 395,715 shares (cost $7,341,561   )       7,439,447      438,111        16.98

  Growth Trust,                                        496,583 shares (cost $10,015,710  )      11,168,158      524,273        21.30

  Value Trust,                                         332,302 shares (cost $4,945,179   )       5,230,440      328,828        15.91

  Overseas Trust,                                      189,025 shares (cost $2,244,078   )       2,264,522      158,728        14.27

  High Yield Trust,                                    192,627 shares (cost $2,571,677   )       2,590,835      174,811        14.82

  Strategic Bond Trust,                                271,345 shares (cost $3,193,120   )       2,963,088      214,275        13.83

  Global Bond Trust,                                    45,358 shares (cost $594,333     )         517,083       39,647        13.04

  Investment Quality Bond Trust,                     2,007,056 shares (cost $23,681,394  )      23,221,644    1,604,773        14.47

  Lifestyle Aggressive 1000 Trust,                     269,087 shares (cost $3,612,009   )       3,535,804      229,218        15.43

  Lifestyle Growth 820 Trust,                        1,255,999 shares (cost $17,095,766  )      17,445,830    1,092,051        15.98

  Lifestyle Balanced 640 Trust,                        502,138 shares (cost $6,655,542   )       6,688,478      431,527        15.50

  Lifestyle Moderate 460 Trust,                         86,140 shares (cost $1,168,125   )       1,185,291       74,686        15.87

  Lifestyle Conservative 280 Trust,                      9,000 shares (cost $120,922     )         117,629        7,629        15.42

  Small Company Value Trust,                            77,402 shares (cost $837,230     )         896,314      103,104         8.69

  U.S. Large Cap Value Trust,                           19,753 shares (cost $243,583     )         251,066       19,753        12.71

  Mid Cap Stock Trust,                                   9,467 shares (cost $121,035     )         124,772        9,467        13.18

  Small Company Blend Trust,                             6,165 shares (cost $77,614      )          84,026        6,165        13.63

  International Value Trust,                             4,541 shares (cost $56,089      )          56,307        4,541        12.40

  Total Return Trust,                                   13,608 shares (cost $167,388     )         168,327       13,608        12.37

                                                                                              ------------
NET ASSETS                                                                                    $555,227,409
                                                                                              ============

                            SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                             STATEMENT OF OPERATIONS

                 FOR THE PERIOD ENDED JUNE 30, 1999 (UNAUDITED)


                                                            EMERGING        QUANTITATIVE       REAL ESTATE
                                                          SMALL COMPANY        EQUITY          SECURITIES
                                                           SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                                                        ----------------- ----------------- -----------------


Net Investment Income: Dividend Income                      $  931,296       $ 5,044,334        $1,081,197

Realized and unrealized gain (loss) on investments:
  Realized gain (loss) from
    security transactions:
      Proceeds from sales                                    7,014,531         3,223,628         1,862,095
      Cost of securities sold                                6,006,058         1,763,023         1,674,981
                                                            ----------       -----------        ----------
Net realized gain (loss)                                     1,008,473         1,460,605           187,114
                                                            ----------       -----------        ----------

Unrealized appreciation (depreciation) of investments:
  Beginning of Year                                          4,651,935        13,385,867        (1,897,849)
  End of Period                                              6,491,321        12,652,096        (2,658,170)
                                                            ----------       -----------        ----------
Net unrealized appreciation (depreciation)
  during the period                                          1,839,386          (733,771)         (760,321)
                                                            ----------       -----------        ----------

Net realized and unrealized  gain (loss)
  on investments                                             2,847,859           726,834          (573,207)
                                                            ----------       -----------        ----------

Net increase (decrease) in net
assets derived from operations                              $3,779,155       $ 5,771,168        $  507,990
                                                            ==========       ===========        ==========

+ Reflects the period from commencement of operation May 1, 1999 through June 30, 1999.

See accompanying notes.


                         CAPITAL           MONEY          INTERNATIONAL        PACIFIC RIM            EQUITY
      BALANCED         GROWTH BOND         MARKET             STOCK          EMERGING MARKETS          INDEX
     SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
------------------- ----------------- ----------------- ----------------- ---------------------- -----------------


     $3,363,625        $ 1,504,363       $   750,562        $    5,783         $   62,317           $   231,456




      2,589,600         21,751,844        38,776,777         4,497,336          2,623,313             5,033,945
      2,035,569         22,155,955        38,776,777         3,864,630          2,292,130             3,435,102
     ----------        -----------       -----------        ----------         ----------           -----------
        554,031           (404,111)                0           632,706            331,183             1,598,843
     ----------        -----------       -----------        ----------         ----------           -----------


      6,332,445          1,309,718                 0         1,643,285            421,880             6,270,171
      2,938,965                  0                 0         1,433,759          1,441,349            10,408,350
     ----------        -----------       -----------        ----------         ----------           -----------

     (3,393,480)        (1,309,718)                0          (209,526)         1,019,469             4,138,179
     ----------        -----------       -----------        ----------         ----------           -----------


     (2,839,449)        (1,713,829)                0           423,180          1,350,652             5,737,022
     ----------        -----------       -----------        ----------         ----------           -----------


     $  524,176       ($   209,466)      $   750,562        $  428,963         $1,412,969           $ 5,968,478
     ==========        ===========       ===========        ==========         ==========           ===========

                            SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                       STATEMENT OF OPERATIONS (CONTINUED)

                 FOR THE PERIOD ENDED JUNE 30, 1999 (UNAUDITED)


                                                       INTERNATIONAL        MID-CAP           VALUE             GROWTH
                                                         SMALL CAP           BLEND            EQUITY          AND INCOME
                                                        SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                                                     ----------------- ----------------- ----------------- -----------------


Net Investment Income: Dividend Income                   $    9,451        $3,059,165        $1,458,179        $1,278,189

Realized and unrealized gain (loss) on investments:
  Realized gain (loss) from
    security transactions:
      Proceeds from sales                                 2,623,578         1,817,643         1,262,929         2,365,429
      Cost of securities sold                             2,377,625         1,977,119         1,004,711         1,569,269
                                                         ----------        ----------        ----------        ----------
Net realized gain (loss)                                    245,953          (159,476)          258,218           796,160
                                                         ----------        ----------        ----------        ----------

Unrealized appreciation (depreciation) of investments:
  Beginning of Year                                         201,045        (1,030,422)        2,133,232         6,362,451
  End of Period                                             155,373           462,755         2,851,950         8,747,678
                                                         ----------        ----------        ----------        ----------
Net unrealized appreciation (depreciation)
  during the period                                         (45,672)        1,493,177           718,718         2,385,227
                                                         ----------        ----------        ----------        ----------

Net realized and unrealized  gain (loss)
  on investments                                            200,281         1,333,701           976,936         3,181,387
                                                         ----------        ----------        ----------        ----------

Net increase (decrease) in net
  assets derived from operations                         $  209,732        $4,392,866        $2,435,115        $4,459,576
                                                         ==========        ==========        ==========        ==========

+ Reflects the period from commencement of operation May 1, 1999 through June 30, 1999.

See accompanying notes.


 U.S. GOVERNMENT     DIVERSIFIED         INCOME           LARGE CAP         BLUE CHIP
   SECURITIES           BOND            AND VALUE          GROWTH            GROWTH
   SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
----------------- ----------------- ----------------- ----------------- -----------------


    $143,586          $ 96,499          $408,866           $371,353        $  704,256




     482,702           142,682           192,733            474,535           256,099
     466,950           140,752           172,545            410,865           170,108
    --------          --------          --------           --------        ----------
      15,752             1,930            20,188             63,670            85,991
    --------          --------          --------           --------        ----------


     106,893            24,976           183,104            343,898         1,759,946
     (88,969)          (69,413)          (10,453)           146,490         2,416,025
    --------          --------          --------           --------        ----------

    (195,862)          (94,389)         (193,557)          (197,408)          656,079
    --------          --------          --------           --------        ----------


    (180,110)          (92,459)         (173,369)          (133,738)          742,070
    --------          --------          --------           --------        ----------


   ($ 36,524)         $  4,040          $235,497           $237,615        $1,446,326
    ========          ========          ========           ========        ==========

                            SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                       STATEMENT OF OPERATIONS (CONTINUED)

                 FOR THE PERIOD ENDED JUNE 30, 1999 (UNAUDITED)


                                                        SCIENCE AND       AGGRESSIVE                           WORLDWIDE
                                                        TECHNOLOGY          GROWTH            MID CAP           GROWTH
                                                        SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                                                     ----------------- ----------------- ----------------- -----------------


Net Investment Income: Dividend Income                   $   10,181          $      0        $  893,908        $   11,362

Realized and unrealized gain (loss) on investments:
  Realized gain (loss) from
    security transactions:
      Proceeds  from sales                                5,047,247           677,065         1,220,851         1,873,661
      Cost of securities sold                             3,222,831           732,308           995,700         1,804,984
                                                         ----------          --------        ----------        ----------
Net realized gain (loss)                                  1,824,416           (55,243)          225,151            68,677
                                                         ----------          --------        ----------        ----------

Unrealized appreciation (depreciation) of investments:
  Beginning of Year                                       1,460,009            75,390           830,276            14,109
  End of Period                                           1,418,951           109,873           397,063                 0
                                                         ----------          --------        ----------        ----------
Net unrealized appreciation (depreciation)
  during the period                                         (41,058)           34,483          (433,213)          (14,109)
                                                         ----------          --------        ----------        ----------

Net realized and unrealized  gain (loss)
  on investments                                          1,783,358           (20,760)         (208,062)           54,568
                                                         ----------          --------        ----------        ----------

Net increase (decrease) in net
  assets derived from operations                         $1,793,539         ($ 20,760)       $  685,846        $   65,930
                                                         ==========          ========        ==========        ==========

+ Reflects the period from commencement of operation May 1, 1999 through June 30, 1999.

See accompanying notes.


     GLOBAL
     EQUITY            GROWTH             VALUE           OVERSEAS         HIGH YIELD
   SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
----------------- ----------------- ----------------- ----------------- -----------------


  $   493,157        $  447,543          $     18        $        0          $      0




   10,287,519           870,999           548,163         5,911,702           530,729
   10,409,357           765,604           559,447         5,767,764           566,187
  -----------        ----------          --------        ----------          --------
     (121,838)          105,395           (11,284)          143,938           (35,458)
  -----------        ----------          --------        ----------          --------


      246,571           482,024          (250,247)           47,306          (109,324)
       97,886         1,152,448           285,261            20,444            19,158
  -----------        ----------          --------        ----------          --------

     (148,685)          670,424           535,508           (26,862)          128,482
  -----------        ----------          --------        ----------          --------


     (270,523)          775,819           524,224           117,076            93,024
  -----------        ----------          --------        ----------          --------


  $   222,634        $1,223,362          $524,242        $  117,076          $ 93,024
  ===========        ==========          ========        ==========          ========

                            SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                             STATEMENT OF OPERATIONS

                 FOR THE PERIOD ENDED JUNE 30, 1999 (UNAUDITED)

                                                                                                               LIFESTYLE
                                                          STRATEGIC          GLOBAL          INVESTMENT        AGGRESSIVE
                                                            BOND              BOND           QUALITY BOND         1000
                                                         SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                                                      ----------------- ----------------- ----------------- -----------------


Net Investment Income: Dividend Income                     $204,203          $ 43,890          $115,157        $  145,631

Realized and unrealized gain (loss) on investments:
  Realized gain (loss) from
    security transactions:
      Proceeds from sales                                   323,235           470,149           747,776         1,116,062
      Cost of securities sold                               353,028           475,994           762,547         1,179,370
                                                           --------          --------          --------        ----------
Net realized gain (loss)                                    (29,793)           (5,845)          (14,771)          (63,308)
                                                           --------          --------          --------        ----------

Unrealized appreciation (depreciation) of investments:
  Beginning of Year                                         (59,931)            6,299            33,941           (67,117)
  End of Period                                            (230,032)          (77,250)         (459,750)          (76,205)
                                                           --------          --------          --------        ----------
Net unrealized appreciation (depreciation)
  during the period                                        (170,101)          (83,549)         (493,691)           (9,088)
                                                           --------          --------          --------        ----------

Net realized and unrealized  gain (loss)
  on investments                                           (199,894)          (89,394)         (508,462)          (72,396)
                                                           --------          --------          --------        ----------

Net increase (decrease) in net
  assets derived from operations                           $  4,309         ($ 45,504)        ($393,305)       $   73,235
                                                           ========          ========          ========        ==========

+ Reflects the period from commencement of operation May 1, 1999 through June 30, 1999.

See accompanying notes.


    LIFESTYLE         LIFESTYLE         LIFESTYLE         LIFESTYLE
     GROWTH           BALANCED           MODERATE        CONSERVATIVE     SMALL COMPANY
       820               640               460               280              VALUE
   SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
----------------- ----------------- ----------------- ----------------- -----------------


   $  778,105          $304,677           $41,437          $  9,799           $   305




    2,616,795           529,555            84,912           128,582            86,622
    2,697,152           539,855            85,754           126,192            93,509
   ----------          --------           -------          --------           -------
      (80,357)          (10,300)             (842)            2,390            (6,887)
   ----------          --------           -------          --------           -------


       90,282            81,488            19,896             5,724            10,664
      350,064            32,936            17,166            (3,293)           59,084
   ----------          --------           -------          --------           -------

      259,782           (48,552)           (2,730)           (9,017)           48,420
   ----------          --------           -------          --------           -------


      179,425           (58,852)           (3,572)           (6,627)           41,533
   ----------          --------           -------          --------           -------


   $  957,530          $245,825           $37,865          $  3,172           $41,838
   ==========          ========           =======          ========           =======

                            SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                             STATEMENT OF OPERATIONS

                 FOR THE PERIOD ENDED JUNE 30, 1999 (UNAUDITED)

                                                               U.S.                                SMALL
                                                             LARGE CAP          MID CAP           COMPANY        INTERNATIONAL
                                                              VALUE +           STOCK +           BLEND +           VALUE +
                                                            SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                                                         ----------------- ----------------- ----------------- -----------------


Net Investment Income: Dividend Income                        $     0           $     0            $    0              $  0

Realized and unrealized gain (loss) on investments:
  Realized gain (loss) from
    security transactions:
      Proceeds  from sales                                     24,068            24,938             3,572                50
      Cost of securities sold                                  24,197            24,557             3,501                52
                                                              -------           -------            ------              ----
Net realized gain (loss)                                         (129)              381                71                (2)
                                                              -------           -------            ------              ----

Unrealized appreciation (depreciation) of investments:
  Beginning of Year                                                 0                 0                 0                 0
  End of Period                                                 7,483             3,737             6,412               218
                                                              -------           -------            ------              ----
Net unrealized appreciation (depreciation)
  during the period                                             7,483             3,737             6,412               218
                                                              -------           -------            ------              ----

Net realized and unrealized  gain (loss)
  on investments                                                7,354             4,118             6,483               216
                                                              -------           -------            ------              ----

Net increase (decrease) in net
  assets derived from operations                              $ 7,354           $ 4,118            $6,483              $216
                                                              =======           =======            ======              ====



                                                              TOTAL
                                                            RETURN +
                                                           SUB-ACCOUNT         TOTAL
                                                        ----------------- ---------------


Net Investment Income: Dividend Income                        $    0        $ 24,003,850

Realized and unrealized gain (loss) on investments:
  Realized gain (loss) from
    security transactions:
      Proceeds  from sales                                     9,221        $130,124,872
      Cost of securities sold                                  9,386        $121,493,445
                                                              ------        ------------
Net realized gain (loss)                                        (165)          8,631,427
                                                              ------        ------------

Unrealized appreciation (depreciation) of investments
  Beginning of Year                                                0          45,119,935
  End of Period                                                  939          50,451,699
                                                              ------        ------------
Net unrealized appreciation (depreciation)
  during the period                                              939           5,331,764
                                                              ------        ------------

Net realized and unrealized  gain (loss)
  on investments                                                 774          13,963,191
                                                              ------        ------------

Net increase (decrease) in net
  assets derived from operations                              $  774        $ 37,967,041
                                                              ======        ============


+ Reflects the period from commencement of operation May 1, 1999 through June 30, 1999.

See accompanying notes.

                            SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                       STATEMENT OF CHANGES IN NET ASSETS

                                   (UNAUDITED)



                                              EMERGING SMALL COMPANY           QUANTITATIVE EQUITY        REAL ESTATE SECURITIES
                                                   SUB-ACCOUNT                     SUB-ACCOUNT                  SUB-ACCOUNT
                                         ------------------------------ ------------------------------ -----------------------------
                                          PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED
                                           JUN. 30/99     DEC. 31/98      JUN. 30/99     DEC. 31/98      JUN. 30/99     DEC. 31/98
                                         --------------- -------------- --------------- -------------- --------------- -------------

FROM OPERATIONS

Net investment income                      $   931,296    $   995,471     $ 5,044,334    $ 5,169,494     $ 1,081,197    $ 3,092,425
Net realized gain (loss)                     1,008,473      1,245,244       1,460,605      1,617,119         187,114        381,699
Net unrealized  appreciation (depreciation)
  of investments during the period           1,839,386     (2,091,940)       (733,771)     3,915,612        (760,321)    (7,717,257)
                                           -----------    -----------     -----------    -----------     -----------    -----------
Net increase (decrease) in net assets
  derived from operations                    3,779,155        148,775       5,771,168     10,702,225         507,990     (4,243,133)
                                           -----------    -----------     -----------    -----------     -----------    -----------

FROM CAPITAL TRANSACTIONS

Additions (deductions) from:
    Transfer of net premiums                 5,347,868     12,733,443       3,563,916      7,242,095       1,771,957      5,859,264
    Transfer of terminations                (5,268,277)    (6,445,689)     (2,684,387)    (3,997,775)     (1,193,679)    (2,117,340)
    Transfer of policy loans                  (195,967)      (218,046)       (157,801)      (273,706)        (86,952)       (77,402)
    Net interfund transfers                 (4,563,365)    (5,805,034)       (978,591)    (1,628,360)     (1,340,832)    (2,327,888)
                                           -----------    -----------     -----------    -----------     -----------    -----------
                                            (4,679,741)       264,674        (256,863)     1,342,254        (849,506)     1,336,634
                                           -----------    -----------     -----------    -----------     -----------    -----------
Net increase (decrease) in net assets         (900,586)       413,449       5,514,305     12,044,479        (341,516)    (2,906,499)

NET ASSETS

  Beginning of Year                         66,756,555     66,343,106      52,193,727     40,149,248      22,696,503     25,603,002
                                           -----------    -----------     -----------    -----------     -----------    -----------
  End of Period                            $65,855,969    $66,756,555     $57,708,032    $52,193,727     $22,354,987    $22,696,503
                                           ===========    ===========     ===========    ===========     ===========    ===========

* Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

+ Reflects the period from commencement of operations May 1, 1999 through June 30, 1999

See accompanying notes.


           BALANCED                  CAPITAL GROWTH BOND               MONEY MARKET
          SUB-ACCOUNT                    SUB-ACCOUNT                    SUB-ACCOUNT
------------------------------ ------------------------------ -----------------------------
 PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED
  JUN. 30/99     DEC. 31/98      JUN. 30/99     DEC. 31/98      JUN. 30/99     DEC. 31/98
--------------- -------------- --------------- -------------- --------------- -------------


  $ 3,363,625    $ 5,710,136     $ 1,504,363    $ 1,051,960     $   750,562    $ 1,481,440
      554,031        686,522        (404,111)       351,921               0              0

   (3,393,480)      (293,599)     (1,309,718)       110,113               0              0
  -----------    -----------     -----------    -----------     -----------    -----------

      524,176      6,103,059        (209,466)     1,513,994         750,562      1,481,440
  -----------    -----------     -----------    -----------     -----------    -----------



    3,626,148      7,177,808       1,251,376      3,364,775      13,559,352     22,297,227
   (2,742,241)    (4,188,769)       (778,521)    (1,655,470)     (1,682,232)    (3,358,411)
     (100,412)      (150,786)        (22,046)       (32,638)       (247,553)      (384,658)
   (1,107,880)      (534,390)    (21,486,621)      (584,488)    (11,143,219)   (17,755,116)
  -----------    -----------     -----------    -----------     -----------    -----------
     (324,385)     2,303,863     (21,035,812)     1,092,179         486,348        799,042
  -----------    -----------     -----------    -----------     -----------    -----------
      199,791      8,406,922     (21,245,278)     2,606,173       1,236,910      2,280,482


   50,229,936     41,823,014      21,245,278     18,639,105      31,708,063     29,427,581
  -----------    -----------     -----------    -----------     -----------    -----------
  $50,429,727    $50,229,936     $         0    $21,245,278     $32,944,973    $31,708,063
  ===========    ===========     ===========    ===========     ===========    ===========

                            SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                   (UNAUDITED)


                                                  INTERNATIONAL                   PACIFIC RIM
                                                      STOCK                     EMERGING MARKETS                EQUITY INDEX
                                                   SUB-ACCOUNT                    SUB-ACCOUNT                    SUB-ACCOUNT
                                         ------------------------------ ------------------------------ -----------------------------
                                          PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED
                                           JUN. 30/99     DEC. 31/98      JUN. 30/99     DEC. 31/98      JUN. 30/99     DEC. 31/98
                                         --------------- -------------- --------------- -------------- --------------- -------------

FROM OPERATIONS

Net investment income                      $     5,783    $   313,529     $   62,317     $        0      $   231,456    $ 1,392,501
Net realized gain (loss)                       632,706        674,744        331,183     (2,620,543)       1,598,843        603,079
Net unrealized  appreciation (depreciation)
  of investments during the period            (209,526)     1,511,476      1,019,469      2,542,198        4,138,179      5,782,122
                                           -----------    -----------     ----------     ----------      -----------    -----------
Net increase (decrease) in net assets
  derived from operations                      428,963      2,499,749      1,412,969        (78,345)       5,968,478      7,777,702
                                           -----------    -----------     ----------     ----------      -----------    -----------

FROM CAPITAL TRANSACTIONS

Additions (deductions) from:
    Transfer of net premiums                 2,003,941      4,538,425        708,521      1,563,148        8,003,052     12,850,700
    Transfer of terminations                  (743,908)    (1,187,826)      (200,534)      (436,588)      (2,271,577)    (2,024,088)
    Transfer of policy loans                   (90,323)       (59,954)       (20,755)       (15,173)        (111,201)      (475,140)
    Net interfund transfers                   (217,951)      (574,437)      (288,848)       229,348        4,032,497      6,006,985
                                           -----------    -----------     ----------     ----------      -----------    -----------
                                               951,759      2,716,208        198,384      1,340,735        9,652,771     16,358,457
                                           -----------    -----------     ----------     ----------      -----------    -----------
Net increase (decrease) in net assets        1,380,722      5,215,957      1,611,353      1,262,390       15,621,249     24,136,159

NET ASSETS

    Beginning of Year                       20,577,642     15,361,685      5,620,314      4,357,924       43,806,714     19,670,555
                                           -----------    -----------     ----------     ----------      -----------    -----------
    End of Period                          $21,958,364    $20,577,642     $7,231,667     $5,620,314      $59,427,963    $43,806,714
                                           ===========    ===========     ==========     ==========      ===========    ===========


* Reflects the period from commencement of operations May 1, 1998 through December 31, 1998
+ Reflects the period from commencement of operations May 1, 1999 through June 30, 1999

See accompanying notes.


         INTERNATIONAL
           SMALL CAP                    MID-CAP BLEND                   VALUE EQUITY
          SUB-ACCOUNT                    SUB-ACCOUNT                    SUB-ACCOUNT
------------------------------ ------------------------------ -----------------------------
 PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED
  JUN. 30/99     DEC. 31/98      JUN. 30/99     DEC. 31/98      JUN. 30/99     DEC. 31/98
--------------- -------------- --------------- -------------- --------------- -------------


  $    9,451     $    5,687      $ 3,059,165    $ 3,871,537     $ 1,458,179    $   976,745
     245,953        (30,291)        (159,476)      (152,838)        258,218        287,480

     (45,672)       240,125        1,493,177     (1,767,849)        718,718        218,367
  ----------     ----------      -----------    -----------     -----------    -----------

     209,732        215,521        4,392,866      1,950,850       2,435,115      1,482,592
  ----------     ----------      -----------    -----------     -----------    -----------



     388,279        923,655        2,918,003      5,682,311       1,734,858      3,243,426
     (77,370)       (94,819)        (858,623)    (1,536,387)       (638,452)    (1,437,923)
      (8,666)       (11,877)        (149,465)       (34,034)       (119,023)       (98,668)
     (49,652)       258,711         (526,223)        19,738         460,766        563,898
  ----------     ----------      -----------    -----------     -----------    -----------
     252,591      1,075,670        1,383,692      4,131,628       1,438,149      2,270,733
  ----------     ----------      -----------    -----------     -----------    -----------
     462,323      1,291,191        5,776,558      6,082,478       3,873,264      3,753,325


   2,693,435      1,402,244       24,493,286     18,410,808      18,575,830     14,822,505
  ----------     ----------      -----------    -----------     -----------    -----------
  $3,155,758     $2,693,435      $30,269,844    $24,493,286     $22,449,094    $18,575,830
  ==========     ==========      ===========    ===========     ===========    ===========

                            SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                   (UNAUDITED)

                                                     GROWTH                    U.S. GOVERNMENT
                                                   AND INCOME                     SECURITIES                  DIVERSIFIED BOND
                                                   SUB-ACCOUNT                    SUB-ACCOUNT                    SUB-ACCOUNT
                                         ------------------------------ ------------------------------ -----------------------------
                                          PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED
                                           JUN. 30/99     DEC. 31/98      JUN. 30/99     DEC. 31/98      JUN. 30/99     DEC. 31/98
                                         --------------- -------------- --------------- -------------- --------------- -------------

FROM OPERATIONS
Net investment income                      $ 1,278,189    $ 1,500,080     $  143,586     $  109,401      $   96,499     $ 72,830
Net realized gain (loss)                       796,160        800,716         15,752         31,818           1,930        4,682
Net unrealized  appreciation (depreciation)
  of investments during the period           2,385,227      3,851,331       (195,862)        39,816         (94,389)       7,436
                                           -----------    -----------     ----------     ----------      ----------     --------
Net increase (decrease) in net assets
  derived from operations                    4,459,576      6,152,127        (36,524)       181,035           4,040       84,948
                                           -----------    -----------     ----------     ----------      ----------     --------

FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
    Transfer of net premiums                 3,240,275      6,862,398        487,494        664,545         469,430      176,976
    Transfer of terminations                (1,250,657)    (1,576,405)      (190,314)      (154,411)        (25,449)     (52,005)
    Transfer of policy loans                  (193,794)       (46,701)          (118)       (32,573)              0            0
    Net interfund transfers                  1,292,409      2,330,998        467,523        423,298          74,266       46,253
                                           -----------    -----------     ----------     ----------      ----------     --------
                                             3,088,233      7,570,290        764,585        900,859         518,247      171,224
                                           -----------    -----------     ----------     ----------      ----------     --------
Net increase (decrease) in net assets        7,547,809     13,722,417        728,061      1,081,894         522,287      256,172

NET ASSETS
    Beginning of Year                       33,127,715     19,405,298      3,305,023      2,223,129         950,102      693,930
                                           -----------    -----------     ----------     ----------      ----------     --------
    End of Period                          $40,675,524    $33,127,715     $4,033,084     $3,305,023      $1,472,389     $950,102
                                           ===========    ===========     ==========     ==========      ==========     ========


* Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

+ Reflects the period from commencement of operations May 1, 1999 through June 30, 1999

See accompanying notes.


        INCOME AND VALUE               LARGE CAP GROWTH               BLUE CHIP GROWTH
          SUB-ACCOUNT                    SUB-ACCOUNT                    SUB-ACCOUNT
------------------------------ ------------------------------ -----------------------------
 PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED
  JUN. 30/99     DEC. 31/98      JUN. 30/99     DEC. 31/98      JUN. 30/99     DEC. 31/98
--------------- -------------- --------------- -------------- --------------- -------------


  $  408,866     $  247,923      $  371,353     $  312,103      $   704,256    $    98,459
      20,188         10,961          63,670         29,565           85,991        137,311

    (193,557)        81,935        (197,408)       179,177          656,079      1,520,566
  ----------     ----------      ----------     ----------      -----------    -----------

     235,497        340,819         237,615        520,845        1,446,326      1,756,336
  ----------     ----------      ----------     ----------      -----------    -----------



     997,372        895,345         485,229        953,535        2,477,226      3,950,204
    (168,698)      (208,435)       (146,715)      (257,332)        (464,434)      (422,824)
         404         (7,332)         (8,543)        (9,000)         (24,494)       (27,578)
     176,587        230,395        (341,792)       193,464        5,555,619      1,683,424
  ----------     ----------      ----------     ----------      -----------    -----------
   1,005,665        909,973         (11,821)       880,667        7,543,917      5,183,226
  ----------     ----------      ----------     ----------      -----------    -----------
   1,241,162      1,250,792         225,794      1,401,512        8,990,243      6,939,562


   3,125,486      1,874,694       3,625,719      2,224,207       10,717,944      3,778,382
  ----------     ----------      ----------     ----------      -----------    -----------
  $4,366,648     $3,125,486      $3,851,513     $3,625,719      $19,708,187    $10,717,944
  ==========     ==========      ==========     ==========      ===========    ===========

                            SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                   (UNAUDITED)


                                                  SCIENCE AND
                                                   TECHNOLOGY                  AGGRESSIVE GROWTH                   MID CAP
                                                   SUB-ACCOUNT                    SUB-ACCOUNT                    SUB-ACCOUNT
                                         ------------------------------ ------------------------------ -----------------------------
                                          PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED
                                           JUN. 30/99     DEC. 31/98      JUN. 30/99     DEC. 31/98      JUN. 30/99     DEC. 31/98
                                         --------------- -------------- --------------- -------------- --------------- -------------

FROM OPERATIONS

Net investment income                      $    10,181    $        0      $        0     $        0      $  893,908     $        0
Net realized gain (loss)                     1,824,416      (371,868)        (55,243)       (17,790)        225,151         39,039
Net unrealized  appreciation (depreciation)
  of investments during the period             (41,058)    1,522,473          34,483         93,900        (433,213)       834,458
                                           -----------    ----------      ----------     ----------      ----------     ----------
Net increase (decrease) in net assets
  derived from operations                    1,793,539     1,150,605         (20,760)        76,110         685,846        873,497
                                           -----------    ----------      ----------     ----------      ----------     ----------

FROM CAPITAL TRANSACTIONS

Additions (deductions) from:
    Transfer of net premiums                 1,402,337     1,150,664         406,146        515,555         754,229      1,769,196
    Transfer of terminations                  (244,130)      (90,696)        (49,178)       (58,953)       (186,195)      (173,727)
    Transfer of policy loans                    (8,750)      (13,553)             63        (11,158)         (3,103)        (9,934)
    Net interfund transfers                  3,524,237     1,674,262        (255,860)       520,806       1,182,577      1,932,598
                                           -----------    ----------      ----------     ----------      ----------     ----------
                                             4,673,694     2,720,677         101,171        966,250       1,747,508      3,518,133
                                           -----------    ----------      ----------     ----------      ----------     ----------
Net increase (decrease) in net assets        6,467,233     3,871,282          80,411      1,042,360       2,433,354      4,391,630

NET ASSETS

    Beginning of Year                        4,936,311     1,065,029       1,603,809        561,449       5,863,507      1,471,877
                                           -----------    ----------      ----------     ----------      ----------     ----------
    End of Period                          $11,403,544    $4,936,311      $1,684,220     $1,603,809      $8,296,861     $5,863,507
                                           ===========    ==========      ==========     ==========      ==========     ==========

* Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

+ Reflects the period from commencement of operations May 1, 1999 through June 30, 1999

See accompanying notes.


           WORLDWIDE
            GROWTH                      GLOBAL EQUITY                      GROWTH
          SUB-ACCOUNT                    SUB-ACCOUNT                    SUB-ACCOUNT
------------------------------ ------------------------------ -----------------------------
 PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED
  JUN. 30/99     DEC. 31/98      JUN. 30/99     DEC. 31/98      JUN. 30/99     DEC. 31/98
--------------- -------------- --------------- -------------- --------------- -------------


  $   11,362     $    5,574      $  493,157     $  167,578      $   447,543    $   95,683
      68,677         14,712        (121,838)       (35,168)         105,395       123,525

     (14,109)        18,500        (148,685)       214,456          670,424       466,535
  ----------     ----------      ----------     ----------      -----------    ----------

      65,930         38,786         222,634        346,866        1,223,362       685,743
  ----------     ----------      ----------     ----------      -----------    ----------



     274,876        396,653         578,029      1,830,508        1,094,392     3,294,658
     (16,806)       (41,648)       (155,905)      (146,797)        (202,861)     (107,258)
     (11,284)        (6,172)        (20,124)        (6,447)         (58,536)      (38,221)
  (1,392,780)       377,034       2,572,003        750,096        2,364,857     1,662,737
  ----------     ----------      ----------     ----------      -----------    ----------
  (1,145,994)       725,867       2,974,003      2,427,360        3,197,852     4,811,916
  ----------     ----------      ----------     ----------      -----------    ----------
  (1,080,064)       764,653       3,196,637      2,774,226        4,421,214     5,497,659


   1,080,064        315,411       4,242,810      1,468,584        6,746,944     1,249,285
  ----------     ----------      ----------     ----------      -----------    ----------
  $        0     $1,080,064      $7,439,447     $4,242,810      $11,168,158    $6,746,944
  ==========     ==========      ==========     ==========      ===========    ==========

                            SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                   (UNAUDITED)



                                                      VALUE                        OVERSEAS
                                                   SUB-ACCOUNT                    SUB-ACCOUNT
                                         ------------------------------ ------------------------------
                                          PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED
                                           JUN. 30/99     DEC. 31/98      JUN. 30/99     DEC. 31/98
                                         --------------- -------------- --------------- --------------

FROM OPERATIONS

Net investment income                      $       18     $  117,791      $        0     $   51,082
Net realized gain (loss)                      (11,284)        22,516         143,938         (4,342)
Net unrealized  appreciation (depreciation)
  of investments during the period            535,508       (229,473)        (26,862)        86,563
                                           ----------     ----------      ----------     ----------
Net increase (decrease) in net assets
  derived from operations                     524,242        (89,166)        117,076        133,303
                                           ----------     ----------      ----------     ----------

FROM CAPITAL TRANSACTIONS

Additions (deductions) from:
    Transfer of net premiums                  820,811      1,600,753         219,543        515,640
    Transfer of terminations                 (115,892)      (117,194)        (20,919)       (50,349)
    Transfer of policy loans                   (3,571)       (12,965)        (12,488)        (2,253)
    Net interfund transfers                   437,622      1,104,824         556,096         23,545
                                           ----------     ----------      ----------     ----------
                                            1,138,970      2,575,418         742,232        486,583
                                           ----------     ----------      ----------     ----------
Net increase (decrease) in net assets       1,663,212      2,486,252         859,308        619,886

NET ASSETS

    Beginning of Year                       3,567,228      1,080,976       1,405,214        785,328
                                           ----------     ----------      ----------     ----------
    End of Period                          $5,230,440     $3,567,228      $2,264,522     $1,405,214
                                           ==========     ==========      ==========     ==========

* Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

+ Reflects the period from commencement of operations May 1, 1999 through June 30, 1999

See accompanying notes.


          HIGH YIELD                    STRATEGIC BOND                  GLOBAL  BOND
          SUB-ACCOUNT                    SUB-ACCOUNT                    SUB-ACCOUNT
------------------------------ ------------------------------ -----------------------------
 PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED
  JUN. 30/99     DEC. 31/98      JUN. 30/99     DEC. 31/98      JUN. 30/99     DEC. 31/98
--------------- -------------- --------------- -------------- --------------- -------------


  $        0     $  151,912      $  204,203     $   86,088      $ 43,890       $ 27,334
     (35,458)        (7,914)        (29,793)       (17,942)       (5,845)        (8,230)

     128,482        (95,871)       (170,101)       (70,640)      (83,549)         2,498
  ----------     ----------      ----------     ----------      --------       --------

      93,024         48,127           4,309         (2,494)      (45,504)        21,602
  ----------     ----------      ----------     ----------      --------       --------



     414,227        943,552         274,170      1,272,907        85,904        143,923
     (77,091)      (111,555)        (76,533)      (103,790)      (13,584)       (17,835)
         (56)        (7,304)        (16,670)       (10,279)           33         (6,107)
      58,774        158,145        (124,403)     1,091,881      (150,534)       277,425
  ----------     ----------      ----------     ----------      --------       --------
     395,854        982,838          56,564      2,250,719       (78,181)       397,406
  ----------     ----------      ----------     ----------      --------       --------
     488,878      1,030,965          60,873      2,248,225      (123,685)       419,008


   2,101,957      1,070,992       2,902,215        653,990       640,768        221,760
  ----------     ----------      ----------     ----------      --------       --------
  $2,590,835     $2,101,957      $2,963,088     $2,902,215      $517,083       $640,768
  ==========     ==========      ==========     ==========      ========       ========

                          SEPARATE ACCOUNT OF THREE OF
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA


                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                   (UNAUDITED)


                                                    INVESTMENT                LIFESTYLE AGGRESSIVE             LIFESTYLE GROWTH
                                                   QUALITY BOND                      1000                            820
                                                   SUB-ACCOUNT                    SUB-ACCOUNT                    SUB-ACCOUNT
                                         ------------------------------ ------------------------------ -----------------------------
                                          PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED
                                           JUN. 30/99     DEC. 31/98      JUN. 30/99     DEC. 31/98      JUN. 30/99     DEC. 31/98
                                         --------------- -------------- --------------- -------------- --------------- -------------

FROM OPERATIONS

Net investment income                      $   115,157    $   20,278      $  145,631      $  168,006     $   778,105    $   629,682
Net realized gain (loss)                       (14,771)        6,554         (63,308)         (9,962)        (80,357)       (19,242)
Net unrealized  appreciation (depreciation)
  of investments during the period            (493,691)       27,852          (9,088)        (56,069)        259,782        115,020
                                           -----------    ----------      ----------      ----------     -----------    -----------
Net increase (decrease) in net assets
   derived from operations                    (393,305)       54,684          73,235         101,975         957,530        725,460
                                           -----------    ----------      ----------      ----------     -----------    -----------

FROM CAPITAL TRANSACTIONS

Additions (deductions) from:
    Transfer of net premiums                   870,313       443,446         663,234       1,299,712       3,038,399      7,009,770
    Transfer of terminations                  (451,318)      (45,715)       (560,615)       (258,375)       (715,925)      (827,050)
    Transfer of policy loans                   (10,784)      (46,096)          1,755         (26,714)       (277,480)      (176,891)
    Net interfund transfers                 21,776,557       762,855        (503,897)        316,522      (1,414,090)     3,867,109
                                           -----------    ----------      ----------      ----------     -----------    -----------
                                            22,184,768     1,114,490        (399,523)      1,331,145         630,904      9,872,938
                                           -----------    ----------      ----------      ----------     -----------    -----------
Net increase (decrease) in net assets       21,791,463     1,169,174        (326,288)      1,433,120       1,588,434     10,598,398

NET ASSETS

    Beginning of Year                        1,430,181       261,007       3,862,092       2,428,972      15,857,396      5,258,998
                                           -----------    ----------      ----------      ----------     -----------    -----------
    End of Period                          $23,221,644    $1,430,181      $3,535,804      $3,862,092     $17,445,830    $15,857,396
                                           ===========    ==========      ==========      ==========     ===========    ===========

* Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

+ Reflects the period from commencement of operations May 1, 1999 through June 30, 1999

See accompanying notes.


       LIFESTYLE BALANCED             LIFESTYLE MODERATE           LIFESTYLE CONSERVATIVE
              640                            460                            280
          SUB-ACCOUNT                    SUB-ACCOUNT                    SUB-ACCOUNT
------------------------------ ------------------------------ -----------------------------
 PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED
  JUN. 30/99     DEC. 31/98      JUN. 30/99     DEC. 31/98      JUN. 30/99     DEC. 31/98
--------------- -------------- --------------- -------------- --------------- -------------


  $  304,677     $  189,230      $   41,437     $ 20,025        $  9,799       $    552
     (10,300)        (1,929)           (842)      (8,653)          2,390          1,625

     (48,552)        37,708          (2,730)      19,892          (9,017)         5,695
  ----------     ----------      ----------     --------        --------       --------

     245,825        225,009          37,865       31,264           3,172          7,872
  ----------     ----------      ----------     --------        --------       --------



     991,331      2,223,707         165,966      287,313          31,973         35,078
    (310,657)      (520,437)        (53,639)     (25,583)         (4,668)        (3,934)
     (53,583)       (28,495)              0            0               0              0
     119,493      1,672,788         356,755      282,970         (20,865)        67,660
  ----------     ----------      ----------     --------        --------       --------
     746,584      3,347,563         469,082      544,700           6,440         98,804
  ----------     ----------      ----------     --------        --------       --------
     992,409      3,572,572         506,947      575,964           9,612        106,676


   5,696,069      2,123,497         678,344      102,380         108,017          1,341
  ----------     ----------      ----------     --------        --------       --------
  $6,688,478     $5,696,069      $1,185,291     $678,344        $117,629       $108,017
  ==========     ==========      ==========     ========        ========       ========

                            SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                   (UNAUDITED)



                                                                          U.S. LARGE
                                               SMALL COMPANY VALUE         CAP VALUE   MID CAP STOCK
                                                   SUB-ACCOUNT            SUB-ACCOUNT   SUB-ACCOUNT
                                         ------------------------------ ------------------------------
                                          PERIOD ENDED   PERIOD ENDED*   PERIOD ENDED+  PERIOD ENDED+
                                           JUN. 30/99     DEC. 31/98      JUN. 30/99     JUN. 30/98
                                         --------------- -------------- --------------- --------------


FROM OPERATIONS

Net investment income                      $    305       $      0        $      0       $      0
Net realized gain (loss)                     (6,887)        (3,492)           (129)           381
Net unrealized  appreciation (depreciation)
  of investments during the period           48,420         10,664           7,483          3,737
                                           --------       --------        --------       --------
Net increase (decrease) in net assets
  derived from operations                    41,838          7,172           7,354          4,118
                                           --------       --------        --------       --------

FROM CAPITAL TRANSACTIONS

Additions (deductions) from:
    Transfer of net premiums                121,372        183,290          28,418         23,842
    Transfer on death                             0              0               0              0
    Transfer of terminations                (20,080)        (6,126)         (2,315)        (1,501)
    Transfer of policy loans                      0              0               0              0
    Net interfund transfers                 386,579        182,269         217,609         98,313
                                           --------       --------        --------       --------
                                            487,871        359,433         243,712        120,654
                                           --------       --------        --------       --------
Net increase (decrease) in net assets       529,709        366,605         251,066        124,772

NET ASSETS

    Beginning of Year                       366,605              0               0              0
                                           --------       --------        --------       --------
    End of Period                          $896,314       $366,605        $251,066       $124,772
                                           ========       ========        ========       ========


* Reflects the period from commencement of operations May 1, 1998 through December 31, 1998

+ Reflects the period from commencement of operations May 1, 1999 through June 30, 1999

See accompanying notes.



     SMALL      INTERNATIONAL
 COMPANY BLEND      VALUE       TOTAL RETURN
  SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT                TOTAL
--------------- -------------- --------------- ------------------------------
 PERIOD ENDED+   PERIOD ENDED+  PERIOD ENDED+  PERIOD ENDED     YEAR ENDED
  JUN. 30/99      JUN. 30/98      JUN. 30/99     JUN. 30/98      JUN. 30/99
--------------- -------------- --------------- -------------- ---------------


  $     0         $     0         $      0       $ 24,003,850    $ 28,132,536
       71              (2)            (165)         8,631,427       3,760,628

    6,412             218              939          5,331,764      11,133,790
  -------         -------         --------       ------------    ------------

    6,483             216              774         37,967,041      43,026,954
  -------         -------         --------       ------------    ------------



      929           1,103            2,506         65,298,347     125,895,605
     (555)           (288)            (581)       (24,667,304)    (33,859,519)
        0               0                0         (2,011,287)     (2,357,855)
   77,169          55,276          165,628            101,809        (497,675)
  -------         -------         --------       ------------    ------------
   77,543          56,091          167,553         38,721,565      89,180,556
  -------         -------         --------       ------------    ------------
   84,026          56,307          168,327         76,688,606     132,207,510


        0               0                0        478,538,803     346,331,293
  -------         -------         --------       ------------    ------------
  $84,026         $56,307         $168,327       $555,227,409    $478,538,803
  =======         =======         ========       ============    ============

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                         Notes to Financial Statements

                                  June 30, 1999


1. ORGANIZATION

Separate Account Three of The Manufacturers Life Insurance Company of America (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended. The Separate Account is comprised of investment sub-accounts available for allocation of net premiums under single premium variable life and variable universal life insurance policies (the "Policies") issued by The Manufacturers Life Insurance Company of America ("Manufacturers Life of America"). Each investment sub-account invests solely in shares of a particular portfolio of Manufacturers Investment Trust. Manufacturers Investment Trust is registered under the Investment Company Act of 1940 as open-end management investment companies.

The Separate Account was established by Manufacturers Life of America, a life insurance company organized in 1983 under Michigan law. Manufacturers Life of America is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife Financial"), a Canadian life insurance company.

As the result of portfolio changes, effective May 1, 1999 the following sub-accounts of the Separate Account have been replaced with a new fund as follows:

PREVIOUS FUND
-------------
Emerging Growth Trust
Conservative Asset Allocation Trust
Moderate Asset Allocation Trust
Aggressive Asset Allocation Trust
Pilgrim Baxter Growth Trust
Small/Mid Cap Trust
International Growth & Income Trust
Global Government Bond Trust
Equity Trust

NEW FUND
--------
Emerging Small Company Trust
Diversified Bond Trust
Income & Value Trust
Large Cap Growth
Aggressive Growth Trust
Mid Cap Growth Trust
Overseas Trust
Global Bond Trust
Mid-Cap Blend Trust

Effective May 1, 1999 the following sub-accounts of the Separate Account were merged with another current fund as follows:

Capital Growth Bond merged with Investment Quality Bond
Worldwide Growth merged with Global Equity

                          Separate Account of Three of
              The Manufacturers Life Insurance Company of America

                   Notes to Financial Statements (continued)

                                 June 30, 1999



The following sub-accounts of the Separate Account were added as investment options for variable universal life insurance policy holders of Manufacturers Life of America:


                                                            Commencement of
                                                           Operations of the
                                                               Subaccount


U.S. Large Cap Value Trust                                    May 1, 1999
Mid Cap Stock Trust                                           May 1, 1999
Small Company Blend Trust                                     May 1, 1999
International Value Trust                                     May 1, 1999
Total Return Trust                                            May 1, 1999
Small Company Value Trust                                     May 1, 1998
Science & Technology Trust                                    May 1, 1997
Pilgram Baxter Growth Trust                                   May 1, 1997
Small/Mid Cap Trust                                           May 1, 1997
Worldwide Growth Trust                                        May 1, 1997
Global Equity Trust                                           May 1, 1997
Growth Trust                                                  May 1, 1997
Value Trust                                                   May 1, 1997
International Growth and Income Trust                         May 1, 1997
High Yield Trust                                              May 1, 1997
Strategic Bond Trust                                          May 1, 1997
Global Government Bond Trust                                  May 1, 1997
Investment Quality Bond Trust                                 May 1, 1997
Lifestyle Aggressive 1000 Trust                               May 1, 1997
Lifestyle Growth 820 Trust                                    May 1, 1997
Lifestyle Balanced 640 Trust                                  May 1, 1997
Lifestyle Moderate 460 Trust                                  May 1, 1997
Lifestyle Conservative 280 Trust                              May 1, 1997
International Small Cap Trust                                 January 1, 1997
Blue Chip Growth Trust                                        January 1, 1997

Manufacturers Life of America is the legal owner of the Separate Account. Manufacturers Life of America is required to maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manufacturers Life of America

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                    Notes to Financial Statements (continued)

                                  June 30, 1999

conducts. However, all obligations under the variable policies are general corporate obligations of Manufacturers Life of America.

Additional assets are held in Manufacturers Life of America's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of its financial statements:

a. Valuation of Investments - Investments are made among the thirty-nine Trusts of Manufacturers Investment Trust and are valued at the reported net asset values of these Trusts. Transactions are recorded on the trade date. Net investment income and net realized gains on investments in Manufacturers Investment Trust are reinvested.

b. Realized gains and losses on the sale of investments are computed on the first-in, first-out basis.

c.   Dividend income is recorded on the ex-dividend date.

d. Federal Income Taxes - Manufacturers Life of America, the Separate Account's sponsor, is taxed as a "life insurance company" under the Internal Revenue Code. Under these provisions of the Code, the operations of the Separate Account form part of the sponsor's total operations and are not taxed separately.

     The current year's operations of the Separate Account are not expected to affect the sponsor's tax liabilities and, accordingly, no charges were made against the Separate Account for federal, state and local taxes. However, in the future, should the sponsor incur significant tax liabilities related to the Separate Account's operations, it intends to make a charge or establish a provision within the Separate Account for such taxes.

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America

                    Notes to Financial Statements (continued)

                                  June 30, 1999


USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. PREMIUM DEDUCTIONS

Manufacturers Life of America deducts certain charges for state, local, and federal taxes from the gross premium before placing the remaining net premiums in the sub-accounts.

4. PURCHASES AND SALES OF MANUFACTURERS INVESTMENT TRUST SHARES

Purchases and sales of the shares of the portfolios of Manufacturers Investment Trust for the period ended June 30, 1999 were $192,850,287 and $130,124,872 respectively, and for the year ended December 31, 1998 were $255,373,727 and $138,107,190 respectively.

5. RELATED PARTY TRANSACTIONS

ManEquity, Inc., a registered broker-dealer and indirect wholly-owned subsidiary of Manulife Financial, acts as the principal underwriter of the Policies pursuant to a Distribution Agreement with Manufacturers Life of America. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. Registered representatives are compensated on a commission basis.

Manufacturers Life of America has a formal service agreement with its affiliates, Manulife Financial and The Manufacturers Life Insurance Company (U.S.A.), which can be terminated by either party upon two months notice. Under this Agreement, Manufacturers Life of America pays for legal, actuarial, investment and certain other administrative services.